As filed with the Securities and Exchange Commission on December 2, 1996


                                        Securities Act Registration No. 33-37356
                                Investment Company Act Registration No. 811-5695
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 10                      [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                Amendment No. 16                             [X]
                        (Check appropriate box or boxes)


                           GLOBAL UTILITY FUND, INC.
               (Exact name of registrant as specified in charter)


                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (201) 367-7530


                               S. Jane Rose, Esq.
                                Gateway Center 3
                            Newark, New Jersey 07102
          (Name and Address of Agent for Service of Process) Copy to:
                             Arthur J. Brown, Esq.
                           Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036


                 Approximate date of proposed public offering:

 As soon as practicable after the effective date of the Registration Statement.

 It is proposed that this filing will become effective (check appropriate box):

(left column)


[X] immediately  upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph  (b)
[ ] 60 days after  filing  pursuant  to  paragraph  (a)(1)
[ ] on (date)  pursuant  to  paragraph  (a),  of Rule 485.
[ ] on (date)  pursuant  to paragraph  (a)(1)


(right column)

[ ] 75 days after filing  pursuant to paragraph  (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.
    If appropriate,  check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------
                                                Proposed Maximum  Proposed Maximum        Amount of
     Title of Securities        Amount Being     Offering Price       Aggregate         Registration
     Being Registered            Registered        Per Share*     Offering Price**           Fee
----------------------------------------------------------------------------------------------------

Common Stock, par value
$.001 per share                 Indefinite***         N/A               N/A                  N/A
----------------------------------------------------------------------------------------------------
Common Stock, par value
$.001 per share                   3,461,326         $16.98          $58,773,332            $100.00
----------------------------------------------------------------------------------------------------

  * Computed under Rule 457(d) on the basis of the offering price per share on the close of business on November 21, 1996.
 ** Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2.
    $102,463,920 of shares was redeemed during the fiscal year ended September 30, 1996. $44,020,588 of shares was used for reductions pursuant to paragraph (c) of Rule 24f-2 during the fiscal year ended September 30, 1996. $58,443,332 of shares is the amount of redeemed shares used for reduction for this amendment.
*** Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of Common Stock, par value $.001 per share. The
    Registrant filed a notice under such Rule for its fiscal year ended September 30, 1996 on
    November 27, 1996.

                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

N-1A Item No.                                                                        Location
                                                                                     --------

Part A
Item   1.Cover Page ...............................................................  Cover Page
Item   2. Synopsis ................................................................  Fund Expenses
Item   3.Condensed Financial Information ..........................................  Fund Expenses; Financial Highlights;
                                                                                     How The Fund Calculates
                                                                                     Performance
Item   4.General Description of Registrant ........................................  Cover Page; Fund Highlights; How The
                                                                                     Fund Invests; General Information
Item   5.Management of the Fund ...................................................  Financial Highlights; How The Fund is
                                                                                     Managed
Item   5A.Management's Discussion of Fund Performance .............................  Financial Highlights
Item   6.Capital Stock and Other Securities .......................................  Taxes, Dividends and Distributions;
                                                                                     General Information
Item   7.Purchase of Securities Being Offered .....................................  Shareholder Guide; How The Fund
                                                                                     Values its Shares
Item   8.Redemption or Repurchase .................................................  Shareholder Guide; How The Fund
                                                                                     Values its Shares
Item   9.Pending Legal Proceedings ................................................  Not Applicable


Part B
Item  10.Cover Page ...............................................................  Cover Page
Item  11.Table of Contents ........................................................  Table of Contents
Item  12.General Information and History ..........................................  General Information
Item  13.Investment Objectives and Policies .......................................  Investment Objective and Policies;
                                                                                     Investment Restrictions
Item  14.Management of the Fund ...................................................  Information Regarding Directors and
                                                                                     Officers; Manager; Subadviser;
                                                                                     Distributor
Item  15.Control Persons and Principal Holders of Securities ......................  Not Applicable
Item  16.Investment Advisory and Other Services ...................................  Manager; Distributor; Custodian,
                                                                                     Transfer and Dividend Disbursing
                                                                                     Agent and Independent Accountants
Item  17.Brokerage Allocation and Other Practices .................................  Portfolio Transactions and Brokerage
Item  18.Capital Stock and Other Securities .......................................  Not Applicable
Item  19.Purchase, Redemption and Pricing of Securities Being Offered .............  Purchase and Redemption of Fund
                                                                                     Shares; Shareholder Investment
                                                                                     Account; Net Asset Value
Item  20.Tax Status ...............................................................  Taxes
Item  21.Underwriters .............................................................  Distributor
Item  22.Calculation of Performance Data ..........................................  Performance Information
Item  23.Financial Statements .....................................................  Financial Statements

Part C

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Global
Utility Fund, Inc.


--------------------------------------------------------------------------------
Prospectus dated November 29, 1996
--------------------------------------------------------------------------------

Global Utility Fund, Inc. (the Fund) is a diversified, open-end management investment company. The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is 1-800-225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 29, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and available without charge upon request to the Fund, at the address or telephone number noted above.


--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

    The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------
What is Global Utility Fund, Inc.?

    Global Utility Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

What is the Fund's Investment Objective?

    The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests-Investment Objective and Policies" at page 8.

Risk Factors and Special Characteristics


    The Fund concentrates its investments in the securities of companies in the utility industries. Consequently, factors specifically affecting those industries, such as substantial government regulation, interest rate movements, and increased competition, may have a greater affect on the value of the Fund's shares than on those of an investment company that does not concentrate its investments in the utility industries. In addition, as a result of the Fund's ability to invest in companies in the utility industries around the world, the Fund is subject to risks relating to political and economic developments abroad, as well as those relating to the different and rapidly evolving regulatory environments for utility companies in foreign markets. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money. See "How the Fund Invests-Investment Objective and Policies" at page
8. The Fund may also engage in various hedging and return enhancement strategies, including derivatives. See "How the Fund Invests-Hedging and Return Enhancement Strategies-Risks of Hedging and Return Enhancement Strategies" at page 13.


Who Manages the Fund?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services based on a percentage of the Fund's average daily net assets. As of October 31, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $53 billion. Wellington Management Company, LLP (Wellington Management or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF and is compensated for its services by PMF based on a percentage of the Fund's average daily net assets. As of September 30, 1996, the Subadviser held investment authority over approximately $124 billion of assets. See "How the Fund is Managed-Manager" at page 15 and "How the Fund is Managed-Subadviser" at page 15.


Who Distributes the Fund's Shares?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. PSI is paid a distribution and service fee with respect to Class A shares that is currently being charged at the annual rate of .25% of 1% of the average daily net assets of the Class A shares, and with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is paid for or reimbursed by the Fund.


    See "How the Fund is Managed-Distributor" at page 16.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What is the Minimum Investment?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Fund" at page 22 and "Shareholder Guide-Shareholder Services" at page 30.


How Do I Purchase Shares?


    You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 18 and "Shareholder Guide-How to Buy Shares of the Fund" at page 22.


What Are My Purchase Alternatives?


    The Fund offers four classes of shares:


    * Class A Shares:  Sold with an initial sales charge of up to 5% of the offering price.

    * Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales  charge or CDSC  (declining  from 5% to zero of the lower of the amount invested  or the  redemption  proceeds)  which  will be  imposed  on  certain redemptions  made within six years of purchase.  Although  Class B shares are subject to higher ongoing distribution-related  expenses than Class A shares,
                       Class B shares  will  automatically  convert  to Class A  shares  (which  are subject to lower ongoing  distribution-related  expenses) approximately seven years after purchase.

    * Class C Shares:  Sold  without  an  initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions.  Like Class B shares, Class C shares are subject to higher ongoing  distribution-related  expenses than Class A shares but do not convert to another class.


    * Class Z shares:  Sold  without  either  an  initial  or  contingent deferred sales charge to a limited  group of  investors.  Class Z shares are not  subject to any ongoing service or distribution-related expenses.


    See "Shareholder Guide-Alternative Purchase Plan" at page 22.

How Do I Sell My Shares?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares" at page 25.

How Are Dividends and Distributions Paid?

    The Fund expects to pay dividends of net investment income, if any, quarterly and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.
--------------------------------------------------------------------------------
                                        3

--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholder Transaction Expenses+        Class A Shares    Class B Shares                 Class C Shares   Class Z Shares
                                         --------------    --------------                 --------------   --------------
     Maximum Sales Load Imposed on
          Purchases (as a percentage of
          offering price) ................      5%               None                          None             None
     Maximum Sales Load or Deferred
          Sales Load Imposed on
          Reinvested Dividends ...........     None              None                          None             None
     Deferred Sales Load (as a
          percentage of original purchase
          price or redemption proceeds,
          whichever is lower) ............     None     5% during the first year,       1% on redemptions       None
                                                       decreasing by 1% annually to   made within one year
                                                     1% in the fifth and sixth years      of purchase
                                                        and 0% the seventh year*

     Redemption Fees .....................     None              None                          None             None

     Exchange Fees .......................     None              None                          None             None

Annual Fund Operating Expenses
(as a percentage of average net assets)   Class A Shares    Class B Shares                Class C Shares   Class Z Shares
                                          --------------    --------------                --------------   --------------


     Management Fees .....................     .66%              .66%                          .66%             .66%
     12b-1 Fees ..........................     .25%++           1.00%                         1.00%             None
     Other Expenses ......................     .39%              .39%                          .39%             .39%
                                              -----             -----                         -----            -----
     Total Fund Operating Expenses .......    1.30%             2.05%                         2.05%            1.05%
                                              =====             =====                         =====            =====



Example                                                                  1 year   3 years   5 years   10 years
-------                                                                  ------   -------   -------   --------

You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each time period:
   Class A .............................................................   $63      $89       $118      $199
   Class B .............................................................   $71      $94       $120      $210
   Class C .............................................................   $31      $64       $110      $238
   Class Z** ...........................................................   $11      $33       $ 58      $128

You would pay the following expenses on the same investment assuming no redemption:
   Class A .............................................................   $63      $89       $118      $199
   Class B .............................................................   $21      $64       $110      $210
   Class C .............................................................   $21      $64       $110      $238
   Class Z** ...........................................................   $11      $33       $ 58      $128

The above example is based on data for the fiscal year ended September 30, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees.
----------------------
 *Class B shares  will  automatically  convert to  Class A shares  approximately seven years after purchase. See "Shareholder Guide-Conversion Feature-Class B Shares."
**Estimate  based on expenses  expected  to have been incurred if Class Z shares had been in existence throughout the fiscal year ended September 30, 1996. +Pursuant to rules of the National Association of Securities Dealers, Inc., the
  aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-Distributor."
++Although the Class A  Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net asset value of the Class A shares, PSI has agreed to limit its distribution fees with respect to Class A shares of the Fund to not more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1997. Total operating expenses without such limitation would be 1.35%. See "How the Fund is Managed-Distributor."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
   (for a share of common stock outstanding throughout each period indicated)
                                (Class A Shares)
--------------------------------------------------------------------------------

(left column)


The following financial highlights with respect to the five years ended September 30, 1996 have been audited by Deloitte & Touche LLP, independent accountants, whose report was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information.


(right column)


The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Services-Reports to Shareholders."



---------------------------------------------------------------------------------------------------------------------
                                                                                                           January 2,
                                                                                                            1990(a)
                                                            Year Ended September 30,                        through
                                       -----------------------------------------------------------------    September
                                          1996      1995      1994         1993         1992     1991(d)   30, 1990(d)
                                       --------   --------  --------     --------     --------  --------   --------

PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period . $  14.72   $  13.66  $  14.63     $  12.96   $  12.62    $  10.50    $ 11.16
                                       --------   --------  --------     --------   --------    --------   --------
Income from investment operations
Net investment income ................      .51        .49       .47          .44        .53         .57        .48
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions .......................      .73       1.35      (.82)        2.46       1.01        2.23       (.67)
                                       --------   --------  --------     --------   --------    --------   --------
    Total from investment operations .     1.24       1.84      (.35)        2.90       1.54        2.80       (.19)
                                       --------   --------  --------     --------   --------    --------   --------
Less distributions
Dividends from net investment income .     (.51)      (.48)     (.42)        (.47)      (.53)       (.62)      (.41)
Distributions in excess of net invest
  ment income ........................        -          -         -         (.01)         -           -          -
Distributions from net realized gains
  on investment and foreign currency
  transactions .......................     (.42)      (.30)     (.20)        (.75)      (.67)       (.08)         -
                                       --------   --------  --------     --------   --------    --------   --------
Total distributions ..................     (.93)      (.78)     (.62)       (1.23)     (1.20)       (.70)      (.41)
                                       --------   --------  --------     --------   --------    --------   --------
Capital charge in respect of issuance
  of shares ..........................        -          -         -            -          -           -          -
Redemption fee retained by Fund ......        -          -         -            -          -         .02       (.06)
                                       --------   --------  --------     --------   --------    --------   --------
Net asset value, end of period ....... $  15.03   $  14.72  $  13.66     $  14.63   $  12.96    $  12.62   $  10.50
                                       ========   ========  ========     ========   ========    ========   ========
TOTAL RETURN(c) ......................    8.65%     14.23%    (2.49)%      23.87%     13.15%      27.63%     (1.98%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ...... $112,800   $124,423    $126,254   $138,714   $114,654    $132,804   $161,892
Average net assets (000) ............. $120,122   $122,837    $139,166   $119,001   $120,708    $151,217   $166,915
Ratios to average net assets:
  Expenses, including distribution
  fees ...............................    1.30%      1.31%       1.25%      1.30%      1.39%       1.49%      1.05%(b)
  Expenses, excluding distribution
  fees ...............................    1.05%      1.06%       1.02%      1.10%      1.19%       1.36%      1.05%(b)
  Net investment income ..............    3.38%      3.58%       3.39%      3.37%      4.16%       5.06%      5.97%(b)
Portfolio turnover rate ..............      13%        15%         19%        14%        57%        135%        27%
Average commission rate per share ....   $.0542          -           -          -          -           -          -



(a)Commencement of investment operations.
(b)Annualized.
(c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period and includes reinvestment of dividends and distributions.
   Total return for periods of less than a full year are not annualized.
(d)Prior to Februrary 4, 1991, the Fund operated as a closed-end investment company. Effective February 4, 1991, the
   Fund commenced operations as an open-end investment company. Accordingly, historical expenses and ratios to average net assets are not necessarily indicative of future expenses and related ratios.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
   (for a share of common stock outstanding throughout each period indicated)
                                (Class B Shares)
--------------------------------------------------------------------------------

(left column)


The following financial highlights with respect to the five years ended September 30, 1996 have been audited by Deloitte & Touche LLP, independent accountants, whose report was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information.


(right column)


The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Services-Reports to Shareholders."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                                                                                        March 18,
                                                                                                         1991(a)
                                                                Year Ended September 30,                 Through
                                                  ---------------------------------------------------- September 30,
                                                    1996       1995       1994       1993       1992       1991
                                                  --------   --------   --------   --------   --------   --------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........  $  14.71   $  13.66   $  14.63   $  12.97   $  12.63   $  11.97
                                                  --------   --------   --------   --------   --------   --------
Income from investment operations
Net investment income ..........................       .40        .39        .37        .34        .43        .25
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions .................................       .74       1.34       (.82)      2.45       1.01        .63
                                                  --------   --------   --------   --------   --------   --------
    Total from investment operations ...........      1.14       1.73       (.45)      2.79       1.44        .88
                                                  --------   --------   --------   --------   --------   --------
Less distributions
Dividends from net investment income ...........      (.40)      (.38)      (.32)      (.37)      (.43)      (.22)
Distributions in excess of net
  investment income ............................         -          -          -       (.01)         -          -
Distributions from net realized gains on
  investment and foreign currency
  transactions .................................      (.42)      (.30)      (.20)      (.75)      (.67)         -
                                                  --------   --------   --------   --------   --------   --------
Total distributions ............................      (.82)      (.68)      (.52)     (1.13)     (1.10)      (.22)
                                                  --------   --------   --------   --------   --------   --------
Net asset value, end of period .................  $  15.03   $  14.71   $  13.66   $  14.63   $  12.97   $  12.63
                                                  ========   ========   ========   ========   ========   ========

TOTAL RETURN(c) ................................     7.90%     13.32%    (3.22)%     22.87%     12.23%      7.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ................  $187,557   $227,189   $272,673   $185,259   $ 60,432   $ 30,147
Average net assets (000) .......................  $210,305   $237,983   $270,466   $ 90,254   $ 45,661   $ 18,923
Ratios to average net assets:
  Expenses, including distribution fees ........     2.05%      2.06%      2.02%      2.10%      2.19%      2.47%(b)
  Expenses, excluding distribution fees ........     1.05%      1.06%      1.02%      1.10%      1.19%      1.47%(b)
  Net investment income ........................     2.62%      2.83%      2.68%      2.59%      3.43%      4.16%(b)
Portfolio turnover rate ........................       13%        15%        19%        14%        57%       135%
Average commission rate per share ..............    $.0542          -          -          -          -          -


(a)Commencement of offering of Class B shares.
(b)Annualized.
(c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period and includes reinvestment of dividends and distributions.
   Total return for periods of less than a full year are not annualized.

---------------------------------------------------------------------------------------------------------------------

                                       6

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
   (for a share of common stock outstanding throughout each period indicated)
                                (Class C Shares)
--------------------------------------------------------------------------------

(left column)

The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information.

(right column)


The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Services-Reports to Shareholders."


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                                        August 1,
                                                                                         1994(a)
                                                             Year Ended September 30,    Through
                                                             ------------------------ September 30,
                                                                1996           1995        1994
                                                              -------        -------     -------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................  $ 14.71        $ 13.66     $ 13.93
                                                              -------        -------     -------
Income from investment operations
Net investment income ......................................      .40            .39         .06
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions ........................      .74           1.34        (.24)
                                                              -------        -------     -------
    Total from investment operations .......................     1.14           1.73        (.18)
                                                              -------        -------     -------
Less distributions
Dividends from net investment income .......................     (.40)          (.38)       (.07)
Distributions from net realized gains on investment
  and foreign currency transactions ........................     (.42)          (.30)       (.02)
                                                              -------        -------     -------
Total distributions ........................................     (.82)          (.68)       (.09)
                                                              -------        -------     -------
Net asset value, end of period .............................  $ 15.03        $ 14.71     $ 13.66
                                                              =======        =======     =======

TOTAL RETURN(c) ............................................    7.90%         13.32%     (1.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ............................  $   661        $   563     $   226
Average net assets (000) ...................................  $   608        $   410     $   131
Ratios to average net assets:
  Expenses, including distribution fees ....................    2.05%          2.06%       2.06%(b)
  Expenses, excluding distribution fees ....................    1.05%          1.06%       1.06%(b)
  Net investment income ....................................    2.66%          2.83%       2.46%(b)
Portfolio turnover rate ....................................      13%            15%         19%
Average commission rate per share ..........................  $ .0542              -           -


------------------
(a)Commencement of offering of Class C shares.
(b)Annualized.
(c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. The Fund's total return will consist of current income and growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of common stocks, debt securities and preferred stocks issued by domestic and foreign companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. There can be no assurance that such objective will be achieved. See "Investment Objective and Policies" in the Statement of Additional Information.

    The Fund's investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). Fund policies that are not fundamental may be modified by the Board of Directors.

    The Fund's portfolio will include issuers located in at least three countries, one of which will be the United States, although the Subadviser expects to invest the Fund's assets in more than three countries. Under normal conditions, the percentage of assets invested in U.S. securities will be higher than that invested in securities of any other single country.

    Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the Subadviser, provide current income and potential for growth of income and long-term capital appreciation. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The Subadviser monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the Subadviser's judgment of the extent to which investments in each category will contribute to meeting the Fund's investment objective.

    The Fund normally may invest up to 35% of its total assets in debt securities, which may include investments both in securities of issuers in the utility industries and in securities of issuers outside of such industries. Debt securities in which the Fund invests generally are limited to those rated investment grade, that is, rated in one of the four highest rating categories by Standard & Poor's (S&P) or Moody's Investors Service, Inc. (Moody's) or deemed to be of equivalent quality in the judgment of the Subadviser. However, the Fund may invest up to 5% of its assets in debt securities rated below investment grade (i.e., below Baa or BBB). If the Fund holds a security that is downgraded to a rating below Baa or BBB and, as a result of such downgrade, more than 5% of the Fund's assets would be invested in securities rated below Baa or BBB, the Fund would take steps to reduce its investments in such securities to 5% or less of its assets as promptly as practical. There is no limitation on the percentage of the Fund's net assets that may be invested in securities rated Baa or BBB. Securities rated Baa by Moody's are described as having speculative characteristics; securities rated below investment grade are generally described by the rating services as speculative. Investments in lower rated securities involve a greater possibility that adverse changes, or perceived changes, in the business or financial condition of the issuer or in general economic conditions may impair the ability of the issuer to make timely payment of interest and repayment of principal. The prices of such securities tend to fluctuate more than those of higher rated securities. To the extent that there is no established or a relatively inactive secondary market in a particular lower rated security, it could be difficult at times to sell or value such security.

    A change in prevailing interest rates is likely to affect the Fund's net asset value because prices of debt securities and equity securities of utility companies tend to increase when interest rates decline and decrease when interest rates rise.

    During periods when the Subadviser deems it necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments. These instruments may include commercial paper, adjustable rate preferred stock, certificates of deposit, bankers' acceptances and other bank obligations, short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and short-term obligations of foreign issuers, denominated in U.S. dollars and traded in the United States.

    Utility Industries-Description and Risk Factors

    Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks, debt securities and preferred stocks of companies in the utility industries. (The Fund considers purchased options and futures contracts on securities in the utility industries to fall into this category; however, no more than 5% of the Fund's total assets invested in such instruments will be counted towards satisfaction of the Fund's 65% test.) The average dividend yields (indicated annual dividend divided by current stock price) of common stocks issued by domestic utility companies, in the Subadviser's opinion, have historically exceeded those of industrial companies' common stocks, while the prices of utility stocks have tended to be less volatile than stocks of industrial companies. According to the Subadviser, debt securities of domestic utility companies historically also have yielded slightly more than similar debt securities of industrial companies, and have had higher total returns. For certain periods, the total return of domestic utility companies' securities has underperformed that of industrial companies' securities. There can be no assurance that positive relative yields or total returns (i.e., yield plus price change) on domestic utility securities will occur in the future. The markets for securities of foreign utility companies are rapidly evolving and comparable data on such securities are currently unavailable; however, the Subadviser believes that there are similarities in the yield characteristics of foreign utility companies relative to foreign industrial companies. See "Foreign Securities."

    The utility companies in which the Fund invests include companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of businesses described above. See "Investment Objective and Policies" in the Statement of Additional Information.

    Utility companies in the United States and in foreign countries are generally subject to substantial regulation. Such regulation is intended to ensure appropriate standards of review and adequate capacity to meet public demand. The nature of regulation of utility industries is evolving both in the United States and in foreign countries. Although certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate. Increased scrutiny of electric utilities might result in higher costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations. Increasing competition due to past regulatory changes in the telephone communications industry continues and, whereas certain companies have benefitted, many companies may be adversely affected in the future. Gas transmission companies and gas distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. Water supply utilities are in an industry that is highly fragmented due to local ownership and generally the companies are more mature and are experiencing little or no per capita volume growth. There is no assurance that favorable developments will occur in the utility industries generally, or that business opportunities will continue to undergo significant changes or growth. See "Investment Objective and Policies-Utility Industries-Description and Risk Factors" in the Statement of Additional Information.

    Foreign Securities

    The Fund invests in common stocks, debt securities and preferred stocks of companies in utility industries around the world.

    The Subadviser attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Subadviser believes that the Fund's portfolio benefits from the availability of opportunities for income and growth in foreign markets and that the portfolio achieves broader diversification from foreign investment. Global diversification reduces the effect that events in any one country will have on overall investment returns. Of course, losses by an investment in the United States, or any foreign market represented in the Fund's portfolio may offset gains from investment in another market.

    Investments in securities of foreign utility companies involve many of the same risks noted above for domestic utility companies. Foreign investment also involves additional risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, limitations on the use or transfer of Fund assets, political or social instability and foreign relations developments. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. Further, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. See "Investment Objective and Policies-Foreign Securities" in the Statement of Additional Information.

    Foreign securities in which the Fund may invest include American Depository Receipts, European Depository Receipts and Global Depository Receipts (ADRs, EDRs and GDRs, respectively). ADRs are U.S. dollar-denominated securities deposited in a U.S. securities depository and are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. ADRs in which the Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

    Investment Outside the Utility Industries

    The Fund may invest up to 35% of its assets in securities of companies that are outside the utility industries. Such investments may include common stocks, debt securities, preferred stocks, and money market instruments, including repurchase agreements, and are selected to meet the Fund's investment objective of total return. This limitation also includes investments in options and futures contracts to the extent that they relate to securities outside the utility industries, and in forward currency contracts. Securities outside the utility industries in which the Fund may invest may be issued by either U.S. or non-U.S. companies and governments. Some of these issuers may be in industries related to utility industries and, therefore, may be subject to similar risks. Securities that are issued by foreign companies or are denominated in foreign currencies are subject to the risks outlined in "Foreign Securities" above, and in "Investment Objective and Policies-Foreign Securities" in the Statement of Additional Information.

    U.S. Government Securities

    The Fund is also permitted to invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government Securities). Such investments may be backed by the "full faith and credit" of the United States, including U.S. Treasury bills, notes and bonds as well as certain agency securities and mortgage-backed securities issued by the Government National Mortgage Association (GNMA). The guarantees on these securities do not extend to the securities' yield or value or to the yield or value of the Fund's shares. Other investments in agency securities are not necessarily backed by the "full faith and credit" of the United States.

    Foreign Government Securities

    The Fund may invest in securities issued or guaranteed by foreign governments. Such securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments outlined in "Foreign Securities" above, and in "Investment Objective and Policies-Foreign Securities" in the Statement of Additional Information. The foreign government securities in which the Fund intends to invest generally will consist of obligations supported by national or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank.

    Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities including quasi-governmental agencies.

HEDGING AND RETURN ENHANCEMENT STRATEGIES


    The Fund may also engage in various portfolio strategies, including derivatives, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies-Additional Investment Policies" in the Statement of Additional Information. The Fund, and thus the investor, may lose money if the Fund is unsuccessful in its use of these strategies. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


    Options Transactions


    The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge the Fund's portfolio. These options will be on equity and debt securities, foreign currencies, indices of prices of equity and debt securities, and other financial indices. Options traded over-the-counter (OTC Options) are two-party contracts involving only the purchaser and seller and have negotiated strike prices and expiration dates. Financial indices measure the upward or downward movements of stock and bond markets, based upon a weighted average of the prices of the securities comprising the index. The Fund may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities (or currencies) it intends to purchase. The Fund may also purchase or write put and call options to offset previously written or purchased put and call options of the same series. See "Investment Objective and Policies-Additional Investment Policies-Options on Securities" in the Statement of Additional Information.


    A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the "exercise price" or "strike price").

The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

    A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.


    The Fund will write only "covered" options and options for which the Fund maintains in a segregated account cash or liquid securities with a value equivalent at all times to its obligations under the option. An option is covered if the Fund, so long as it is obligated under the option, owns an offsetting position in the underlying security or currency. When the Fund writes a "covered" option, its losses are limited to the current value of the offsetting position of the underlying security. When the Fund otherwise writes an option, its losses are potentially unlimited. See "Investment Objective and Policies-Additional Investment Policies-Options on Securities" in the Statement of Additional Information.


    Forward Currency Exchange Contracts

    The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.


    The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. The Fund, and thus the investor, may lose money if the Fund is unsuccessful in its use of these strategies. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of the currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. See "Investment Objective and Policies-Additional Investment Policies-Special Characteristics of Forward Currency Contracts and Associated Risks" in the Statement of Additional Information.


    Futures Contracts and Options Thereon


    The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. The Fund, and thus the investor, may lose money if the Fund is unsuccessful in its use of these strategies. These futures contracts and related options will be on equity and debt securities, foreign currencies, indices of prices of equity and debt securities, and other financial indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

    The Fund's successful use of futures contracts and related options depends upon the Subadviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than the related futures contract resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

    The Fund's ability to enter into options, forward contracts, futures contracts and options thereon is limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), for qualification as a regulated investment company.
See "Taxes" in the Statement of Additional Information.


    Risks of Hedging and Return Enhancement Strategies

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus the investor, may lose money if the Fund is unsuccessful in its use of these strategies. If the Subadviser's prediction of movements in the direction of the securities, foreign currency and interest rate and equity markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences and (6) in the case of over-the-counter options, the risk of default by the counter party. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

    At the discretion of the Subadviser, the Fund may employ the following strategies in pursuing its investment objective.

    Securities Lending


    The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or liquid securities in an amount equivalent to the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may earn additional income by investing the collateral, or the Fund may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Fund may lend up to 30% of the value of its total assets.


    Repurchase Agreements

    The Fund may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


    When-Issued and Delayed Delivery Securities


    The Fund  may  purchase  or sell  securities  on a  when-issued  or  delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, or liquid securities obligations having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


    Borrowing

    The Fund may borrow an amount up to 33-1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary or emergency purposes. The Fund may pledge up to 33-1/3% of its assets to secure such borrowings. However, the Fund will not purchase portfolio securities if borrowings exceed 5% of the Fund's total assets.

    Illiquid Securities


    The Fund may hold up to 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper, that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. See "Investment Objective and Policies-Illiquid Securities" in the Statement of Additional Information.


    The staff of the Securities and Exchange Commission (SEC) has taken the position that purchased OTC Options and the assets used as "cover" for written OTC Options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC Option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

INVESTMENT RESTRICTIONS

    The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------

    The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, as set forth below, decides upon matters of general policy. The Fund's Manager conducts and supervises the daily business operations of the Fund. The Fund's Subadviser furnishes daily investment advisory services.


    For the fiscal year ended September 30, 1996, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B and Class C shares were 1.30%, 2.05% and 2.05%, respectively. See "Financial Highlights."


MANAGER


    Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102, is the Manager of the Fund. It is compensated for its services by the Fund at an annual rate of .70% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .55% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .50% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .45% of the Fund's average daily net assets in excess of $1 billion. PMF is organized as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. PMF is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company. For the fiscal year ended September 30, 1996, the Fund paid management fees to PMF of .66% of the Fund's average net assets.

    As of October 31, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


    Under the Management Agreement with the Fund, PMF manages the investment operations of the Fund and also administers the Fund's corporate affairs. See "Management of the Fund-The Manager" in the Statement of Additional Information.

SUBADVISER


    Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, serves as the Fund's Subadviser under a Subadvisory Agreement among the Fund, PMF and Wellington Management Company, LLP (Wellington Management or the Subadviser). The Subadviser furnishes investment advisory services in connection with the management of the Fund. It is compensated for its services by PMF, not the Fund, at an annual rate of .50% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .35% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .30% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .25% of the Fund's average daily net assets in excess of $1 billion. PMF continues to have responsibility for all investment advisory services in accordance with the Management Agreement and supervises Wellington Management's performance of such services. For the fiscal year ended September 30, 1996, PMF paid subadvisory fees to Wellington Management of .46% of the Fund's average net assets.

    The Subadviser is a Massachusetts general partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan. The Subadviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of September 30, 1996, the Subadviser held investment authority over approximately $124 billion of assets. The Subadviser is not affiliated with the Manager or any of its affiliates.


    The current manager of the equity portion of the Fund's portfolio is William
C. S. Hicks, a Senior Vice President and Partner of Wellington Management. Mr. Hicks has responsibility for the day-to-day management of the Fund's portfolio.

Mr. Hicks has managed the Fund's portfolio since May 1992 and has been an investment professional with Wellington Management since 1962. Mr. Hicks also serves as portfolio manager for a variety of corporate and public retirement plans and was previously Wellington Management's Director of Research. Effective May 31, 1996, the fixed income portion of the Fund's portfolio will be managed by Earl E. McEvoy, a Senior Vice President and Partner of Wellington Management. Mr. McEvoy has been an investment professional with Wellington Management COmpany, LLP since 1978 and currently manages significant assets for a variety of the firm's institutional and mutual fund clients.



DISTRIBUTOR


    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292 is a corporation organized under the laws of the State of Delaware and serves as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. It is an indirect, wholly-owned subsidiary of Prudential.

    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities incurs the expense of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expense of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is paid for or reimbursed by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with PSI, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to PSI as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If PSI's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If PSI's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    Under the Class A Plan, the Fund may pay PSI for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PSI has agreed to limit its distribution-related fees payable under the Class A Plan to .25% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1997.


    Under the Class B and Class C Plans, the Fund pays Prudential Securities for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges."


    For the fiscal year ended September 30, 1996, the Fund paid distribution expenses of .25%, 1% and 1% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

    Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


    Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any plan if it is terminated or not continued.


    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may pay a finder's fee out of its own resources to dealers (including PSI) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


    The  Distributor  is subject  to the rules of the  National  Association  of
Securities   Dealers,   Inc.  (NASD)  governing   maximum  sales  charges.   See
"Distributor" in the Statement of Additional Information.

    On October 21, 1993, PSI entered into an omnibus settlement with SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of $5,000,000 in settling the NASD action.


    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For  more  detailed  information   concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF.
Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                        HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------

    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Board of Directors has fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 p.m., New York time.

    Portfolio securities are valued according to market quotations or, if such quotations are not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors.

    The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.


    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution or service fees. It is expected, however, that the net asset value per share of the four classes will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution or service fee expense accrual differential among the classes.

--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------


    From  time to time  the Fund  may  advertise  its  total  return  (including
"average  annual"  total  return  and  "aggregate"  total  return)  and yield in advertisements or sales literature. Total return and yield are calculated separately for Class A, Class B, Class C and Class Z shares. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes that may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."


--------------------------------------------------------------------------------

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

Taxation of the Fund

    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders. See "Taxes" in the Statement of Additional Information.

Taxation of Shareholders

    Any dividends out of net investment income, together with distributions of net short-term capital gains (i.e. the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholders whether or not reinvested. Certain gains or losses from fluctuations in foreign currency exchange rates ("Section 988" gains or losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes" in the Statement of Additional Information. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders will be taxable as long-term capital gain to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. For corporate shareholders, the maximum rate of tax on net capital gain is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains tax for individuals is 28%.

    Any gain or loss realized upon a sale or redemption (including any exchange) of Fund shares by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Any such loss on shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

    The Fund has obtained opinions of counsel to the effect that (i) the conversion of Class B shares into Class A shares or (ii) the exchange of any class of the Fund's shares for any other class of its shares does not constitute a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

    Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.


Withholding Taxes


    Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax laws. Withholding at this rate is also required from dividends and capital gain distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from net investment income and short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


Dividends and Distributions


    The Fund expects to pay quarterly dividends of net investment income, if any, and make distributions at least annually of any net capital gains. To the extent that, in a given year, distributions to shareholders exceed the Fund's current and accumulated earnings and profits, shareholders will receive a non-taxable return of capital. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges. This generally will result in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


    Dividends and distributions will be paid in additional Fund shares based on the NAV of each class on the record date, or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

    When the Fund goes "ex-dividend," the NAV of each class is reduced by the amount of the dividend or distribution allocable to each class. If you buy shares just prior to the ex-dividend date, the price you pay will include the dividend or distribution and a portion of your investment will be returned to you as a taxable dividend or distribution. You should, therefore, consider the timing of dividends and distributions when making your purchases.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK


    The Fund was incorporated in Maryland on November 18, 1988 and commenced operations as a closed-end diversified management investment company on January 2, 1990. On December 20, 1990, shareholders approved open-ending the Fund and since February 4, 1991, the Fund has operated as an open-end fund. The Fund is authorized to issue 2 billion shares of $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, each of which consists of 500 million authorized shares. The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (except Class Z) is subject to different sales charges and distribution or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors commencing on or about December 23, 1996. See "How the Fund is Managed-Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

    The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances and described under "Shareholder Guide-How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution or service fee). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class Z shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of directors.


    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on removal of one or more directors or to transact any other business.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

    You may purchase shares of the Fund through Prudential Securities, Prusec or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Investment

Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares (the minimum for Class C shares may be waived from time to time). The minimum subsequent investment is $100 for all classes, except for Class Z shares, which are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

    The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at the option of the purchaser, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares." Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares.


    Application forms can be obtained from PMFS, Prudential Securities, Prusec or a selected dealer (Class A only). If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

    The Fund reserves the right to reject any purchase order (including any exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


    Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


    Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.


    Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at 1-800-225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired, and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Global Utility Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares).


    If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.


    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Global Utility Fund, Inc., Class A, Class B, Class C or Class Z and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


    The Fund offers four classes of shares (Class A, Class B, Class C and Class Z shares) which allows you to choose the most beneficial sales charge structure for your individual circumstances given the amount of the purchase, the length of time you expect to hold the shares and other relevant circumstances (Alternative Purchase Plan).


                                                       Annual 12b-1 Fees
                                                      (as a % of average
                     Sales Charge                      daily net assets)                  Other information
         -------------------------------------    --------------------------    --------------------------------------
Class A  Maximum initial sales charge of 5% of    .30 of 1% (Currently being    Initial sales charge waived or reduced
         the public offering price.               charged at a rate of          for certain purchases
                                                  .25 of 1%)

Class B  Maximum contingent deferred sales                    1%                Shares convert to Class A shares
         charge or CDSC of 5% of the lesser of                                  approximately seven years after
         the amount invested or the redemption                                  purchase
         proceeds; declines to zero after six
         years

Class C  Maximum CDSC of 1% of the lesser of                  1%                Shares do not convert to another class
         the amount invested or the redemption
         proceeds on redemptions made within
         one year of purchase


Class Z  None                                               None                Sold to a limited group of investors

    The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

    Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C and Class Z shares.


    In selecting a purchase alternative, you should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature-Class B Shares" below).

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

    All purchases of $1 million or more, either as part of a single investment or under Rights of Accumulation or Letters of Intent, must be for Class A shares, unless the purchaser is eligible to purchase Class Z shares. See "Reduction and Waiver of Initial Sales Charges" and Class Z shares below.


 Class A Shares

    The offering price of Class A shares is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge (expressed as a percentage of the offering price and of the amount invested) imposed on a single transaction as shown in the following table:

                             Sales Charge as  Sales Charge as  Dealer Concession
Amount of                     Percentage of    Percentage of   as Percentage of
Purchase                      Offering Price  Amount Invested   Offering Price
----------------             ---------------  ---------------  -----------------
Less than $25,000                  5.00%           5.26%            4.75%
$25,000 to $49,999                 4.50%           4.71%            4.25%
$50,000 to $99,999                 4.00%           4.17%            3.75%
$100,000 to $249,999               3.25%           3.36%            3.00%
$250,000 to $499,999               2.50%           2.56%            2.40%
$500,000 to $999,999               2.00%           2.04%            1.90%
$1,000,000 and above               None            None             None


    Prudential Securities may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

    In connection with the sale of Class A shares at NAV (without an initial sales charge), the Manager, PSI or one of their affiliates may pay dealers, financial advisers and other persons who distribute shares a finder's fee based on a percentage of the net asset value of shares sold by such persons.


    Reduction and Waiver of Initial Sales Charges. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund
Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.


    Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or

Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.


    PruArray and SmartPath Plans. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code that participate in Prudential's PruArray or SmartPath Programs (benefit plan record keeping services) (hereafter referred to as a PruArray or SmartPath Plan), provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants.The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor and shares of non-money market
Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Programs (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

    Special Rules Applicable to Retirement Plans. After a Benefit Plan, PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) current and former Directors/Trustees and current officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of
 .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

    You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.


    Class B and Class C Shares


    The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges." Prudential Securities will pay sales commissions at the time of sale from its own resources of up to 4% and 1% of the purchase price of Class B shares and Class C shares, respectively, to dealers, financial advisers and other persons who sell Class B and Class C shares. This facilitates the ability of the Fund to sell the Class B and Class C shares without an initial sales charge being deducted at the time of purchase. Prudential Securities anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor," above.

    Class Z Shares

    Class Z shares of the Fund are available for purchase by the following categories of investors:

    (i) pension,  profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code, deferred compensaton and annuity plans under Section 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities or its affiliates which includes mutual funds as investment options and for which the Fund is an available option; and (iii) investors who are, or have executed a letter of intent to become, shareholders of any series of The Prudential Institutional Fund (Institutional Fund) on or before one or more series of Institutional Fund reorganize or who on that date have investments in certain products for which Institutional Fund provides exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases by such Plan will be for Class Z shares.


HOW TO SELL YOUR SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Fund Values Its Shares." In certain cases, however, redemption proceeds from the Class B shares will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges."

    If you hold shares of the Fund through Prudential Securities or through a dealer which has entered into a selected dealer agreement with the Fund's Distributor you must redeem your shares by contacting your financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your Prudential Securities account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

    Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values Its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

    Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

    Contingent Deferred Sales Charges

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed-Distributor" and "Waiver of the Contingent Deferred Sales Charges-Class B Shares" below.


    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                           Contingent Deferred Sales Charge
               Year Since Purchase        As a Percentage of Dollars Invested
                  Payment Made                 or Redemption Proceeds
               -------------------        ------------------------------------
               First ....................              5.0%
               Second ...................              4.0%
               Third ....................              3.0%
               Fourth ...................              2.0%
               Fifth ....................              1.0%
               Sixth ....................              1.0%
               Seventh ..................              None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    Waiver of the Contingent Deferred Sales Charges-Class B shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b)
custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59-1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

    In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares-Waiver of the Contingent Deferred Sales Charge-Class B Shares" in the Statement of Additional Information.

    A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares-Quantity Discount-Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE-CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year, will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distrbutions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.



HOW TO EXCHANGE YOUR SHARES


    As a  shareholder  of the Fund you have an exchange  privilege  with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirement of such funds. Class A, Class B, Class C and Class Z shares may be exchanged for Class A, Class B, Class C and Class Z shares, respectively, of another fund on the basis of the relative NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature-Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


    If you hold shares through Prudential Securities or through a dealer which has entered into a selected dealer agreement with the Fund's Distributor, you must exchange your shares by contacting your financial adviser.

    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and shareholders should make exchanges by mail by writing to Prudential Mutual Fund Services, Inc. at the address above.


    Special Exchange Privilege. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan-Class A Shares-Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan-Class Z

Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares (which are not subject to a CDSC) and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.

    The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

    The Exchange Privilege is not a right and may be modified, suspended or terminated upon 60 day's notice to Shareholders.


SHAREHOLDER SERVICES

    In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

    *Automatic Reinvestment of Dividends and/or Distributions Without a Sales Charge. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

    *Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    *Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

    *Systematic Withdrawal Plan. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges" and "Shareholder Investment Account-Systematic Withdrawal Plan."

    *Reports to Shareholders. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Fund will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, NY 10292. In addition, monthly unaudited financial data is available upon request from the Fund.


    *Shareholder Inquiries. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).


    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------

    Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

(left column)

            Taxable Bond Funds

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
     Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
     Income Portfolio
The BlackRock Government Income Trust

   Tax-Exempt Bond Funds

Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Yield Series
     Insured Series
     Intermediate Series
Prudential Municipal Series Fund
     Florida Series
     Hawaii Income Series
     Maryland Series
     Massachusetts Series
     Michigan Series
     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

   Global Funds


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
     Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Series
     International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


(right column)

              Equity Funds


Prudential Allocation Fund
     Balanced Portfolio
     Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
     Prudential Active Balanced Fund
     Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Fund, Inc.
     Prudential Jennison Growth Fund
     Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund


           Money Market Funds


* Taxable Money Market Funds
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
     Money Market Series
Prudential MoneyMart Assets, Inc.

* Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     Connecticut Money Market Series
     Massachusetts Money Market Series
     New Jersey Money Market Series
     New York Money Market Series


* Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

* Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
--------------------------------------------------------------------------------
                                      A-1

(left column)

No dealer,  sales  representative  or any other person
has been authorized to give any information or to make
any  representations,  other than those  contained  in
this   Prospectus,   in  connection   with  the  offer
contained  herein,  and, if given or made,  such other
information or representations must not be relied upon
as  having  been   authorized   by  the  Fund  or  the
Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-----------------------------------------------------
                   TABLE OF CONTENTS
                                                 Page
                                                 ----
FUND HIGHLIGHTS..................................   2
     Risk Factors and Special Characteristics....   2
FUND EXPENSES....................................   4
FINANCIAL HIGHLIGHTS.............................   5
HOW THE FUND INVESTS.............................   8
     Investment Objective  and Policies..........   8
     Hedging and Return Enhancement Strategies...  11
     Other Investments and Policies..............  13
     Investment Restrictions.....................  14
HOW THE FUND IS MANAGED..........................  15
     Manager.....................................  15
     Subadviser..................................  15
     Distributor.................................  16
     Portfolio Transactions......................  18
     Custodian and Transfer and
         Dividend Disbursing Agent...............  18
HOW THE FUND VALUES ITS SHARES...................  18
HOW THE FUND CALCULATES PERFORMANCE..............  19
TAXES, DIVIDENDS AND DISTRIBUTIONS...............  19
GENERAL INFORMATION..............................  21
     Description of Common Stock.................  21
     Additional Information......................  21
SHAREHOLDER GUIDE................................  21
     How to Buy Shares of the Fund...............  21
     Alternative Purchase Plan...................  22
     How to Sell Your Shares.....................  26
     Conversion Feature -Class B Shares..........  29
     How to Exchange Your Shares ................  30
Shareholder Services.............................  31
THE PRUDENTIAL MUTUAL FUND FAMILY................ A-1
-----------------------------------------------------
MF150A                                        4443442

-----------------------------------------------------
                          Class A: 37936G 30 3
              CUSIP Nos.: Class B: 37936G 20 4
                          Class C: 37936G 40 2
                          Class Z: 37936G 50 1
-----------------------------------------------------


(right column)

                    Global Utility
                      Fund, Inc.



Prudential Mutual Funds          LOGO
BUILDING YOUR FUTURE
ON OUR STRENGTH SM



PROSPECTUS

November 29, 1996

                            GLOBAL UTILITY FUND, INC.


                       Statement of Additional Information
                                November 29, 1996


    Global Utility Fund, Inc. (the Fund) is a diversified, open-end management investment company. The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."


    The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is 1-800-225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated November 29, 1996, a copy of which may be obtained upon request from the Fund at the address or telephone number above.


                                TABLE OF CONTENTS


                                                                                             Cross-reference
                                                                                               to page in
                                                                                    Page       Prospectus
                                                                                    ----     ---------------
General Information ..............................................................   B-2            21

Investment Objective and Policies ................................................   B-2             8

Investment Restrictions ..........................................................   B-15           14

Information Regarding Directors and Officers .....................................   B-16           15

Management of the Fund ...........................................................   B-19           15

Portfolio Transactions and Brokerage .............................................   B-23           18

Purchase and Redemption of Fund Shares ...........................................   B-24           22

Shareholder Investment Account ...................................................   B-27           30

Net Asset Value ..................................................................   B-30           18

Taxes ............................................................................   B-31           19

Performance Information ..........................................................   B-33           19

Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants ....   B-34           18

Financial Statements .............................................................   B-36            -

Independent Auditors' Report .....................................................   B-48            -


Appendix I-Description of Bond Ratings ...........................................   A-1             -

Appendix II-Historical Performance Data ..........................................   A-1             -



--------------------------------------------------------------------------------


MF150B

                               GENERAL INFORMATION

    Global Utility Fund, Inc. (the Fund), a Maryland corporation, is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund was incorporated under the name The Utility Income Fund, Inc. On October 20, 1989 the Fund changed its name to Global Utility Fund, Inc. The Fund operated as a closed-end fund until February 1, 1991. Since February 4, 1991, the Fund has operated as an open-end fund.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. The Fund's total return will consist of current income and growth of capital. Wellington Management Company, the Fund's subadviser (the Subadviser), will seek to achieve the Fund's objective by investing, under normal circumstances, at least 65% of the Fund's total assets in a diversified portfolio of common stocks, debt securities and preferred stocks issued by domestic and foreign companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. There can be no assurance that the Fund's investment objective will be achieved.

Utility Industries-Description and Risk Factors

    Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Prices are also regulated, with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

    The nature of regulation of utility industries is evolving both in the United States and in foreign countries. Changes in regulations in the United States increasingly allow utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. Furthermore, the Subadviser believes that the emergence of competition will result in utility companies potentially earning more than their traditional regulated rates of return. Although certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. The Subadviser seeks to take advantage of favorable investment opportunities that are expected to arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

    Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to that in the United States. Foreign regulatory systems vary from country to country, and may evolve in ways different from regulation in the United States. See "Foreign Securities" in this Statement of Additional Information and in the Prospectus.

    The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and also in more mature economies. In addition, the economic unification of European markets is expected to improve economic growth, reduce costs and increase competition in Europe, which will result in opportunities for investment by the Fund in European utility industries. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

    The revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. The Subadviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Further descriptions of some of the anticipated opportunities and risks of specific segments within the global utility industries are set forth below.

    Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many such companies also provide other energy-related services.
Domestic electric utility companies in general recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate. For example, in the United States, the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations.

    Telecommunications. The telephone communications industry is a distinct utility industry segment that is subject to different risks and opportunities. Companies that provide telephone services and access to the telephone networks comprise the largest portion of this segment. The telephone industry is large and highly concentrated. Telephone companies in the United States are still experiencing the effects of the break-up of American Telephone & Telegraph Company, which occurred in 1984. Since that date the number of local and long-distance companies and the competition among such companies has increased. In addition, since 1984, companies engaged in telephone communication services have expanded their nonregulated activities into other businesses, including cellular telephone services, data processing, equipment retailing and software services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than have been allowed in traditional regulated businesses. Increasing competition and other structural changes, however, could adversely affect the profitability of such utilities.

    Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruption in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Subadviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

    Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world, the industry is highly fragmented, because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Subadviser, there may be opportunities for certain companies to acquire other water utility companies. The Subadviser believes that favorable investment opportunities may result from consolidation within this industry.

    There can be no assurance that the positive developments noted above, including those relating to business growth and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

Foreign Securities

    Foreign securities in which the Fund invests generally will be denominated in foreign currencies and will be traded on foreign markets, including foreign stock exchanges. Foreign securities also may include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include, but are not limited to, securities traded in the form of American Depository Receipts (ADRs) and securities registered in the United States by foreign (including Canadian) governmental or private issuers, foreign banks and foreign branches of U.S. banks. These securities also include European Depository Receipts and Global Depository Receipts (EDRs and GDRs, respectively).

    Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. Costs may be incurred in connection with conversions between various currencies. Moreover, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers.

    The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. A change in the value of any such currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of the U.S. dollar strengthens against a foreign currency after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss. Similarly, if the U.S. dollar value weakens against a foreign currency between the time the Fund incurs expenses and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease investment company taxable income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar value that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease investment company taxable income. To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

    The costs attributable to foreign investing that the Fund must bear are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return to investors on these securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. See "Taxes."

Other Investment Strategies

    At the discretion of the Subadviser, the Fund may employ the following strategies in pursuing its investment objective.

    Lending of Securities and Repurchase Agreements. As described in the Prospectus, consistent with applicable regulatory requirements, the Fund may lend securities valued at up to 30% of its total assets to brokers, dealers, banks or other recognized institutional borrowers of securities, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of the replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities.

    The Fund may purchase U.S. Government securities and concurrently enter into "repurchase agreements" with the seller of the securities whereby the seller agrees to repurchase the securities at a specified price within a specified time (generally one business day). The Fund's repurchase agreements will at all times be fully collateralized in an amount as least equal to the repurchase price, including accrued interest earned on the loan. The collateral will be held by the Fund's custodian bank, either physically or in a book-entry account. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements and other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market.

    The Fund will enter into securities lending and repurchase agreement transactions only with parties that meet creditworthiness standards approved by the Fund's Board of Directors. The Subadviser will monitor and evaluate the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a contra-party, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.


    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

    When-Issued and Delayed Delivery Securities. From time to time in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place as much as a month or more after the date of the transaction. The purchase price and other terms of the securities are fixed on the transaction date. Such investments are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such investments in determining its net asset value on each day that net asset value is determined. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the underlying securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, cash or liquid securities having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other assets held in its portfolio, incur a gain or loss due to market fluctuation.

    High Yield Securities. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Subadviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Additional Investment Policies

    In seeking to protect against the effect of changes in interest rates or currency exchange rates that are adverse to the present or prospective position of the Fund and to enhance returns, the Fund may employ certain hedging, yield enhancement and risk management techniques including the purchase and sale of options, futures and options on futures on equity and debt securities, indices of prices of equity and debt securities, other financial indices, foreign currencies and forward contracts on foreign currencies. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations. See "Taxes."

    Options on Securities


    The Fund may purchase put and call options and write put and call options on equity and debt securities, aggregates of equity and debt securities or indices of prices thereof, other financial indices and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded in U.S. or foreign over-the-counter (OTC) markets. Currently, many options on equity securities and options on currencies are exchange-traded, whereas options on debt securities are primarily traded on the OTC market.


    When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. The Fund's principal objective in writing options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

    The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Fund writes a call option, the Fund loses the potential for a gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.


    The Fund may write only "covered" options or options for which it establishes and maintains with its Custodian for the term of the option a segregated account consisting of cash or liquid securities having a value at least equal to the fluctuating market value of the optioned securities. An option is covered so long as the Fund is obligated as the writer of a call option, to own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option.A put option written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option; otherwise the Fund will deposit and maintain with its Custodian in a segregated account cash or liquid securities having a value equal to or greater than the exercise price of the option.

    The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same exercise price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also deposit in a segregated account with its Custodian cash or liquid securities equivalent in value to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security.


    The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option, however, may only be exercised as of the expiration of the option. The writer of an American style option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since such options may be exercised by the holder at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period. If a call option is exercised the writer must fulfill the obligation to sell the underlying security at the exercise price, which will usually be lower than the then market value of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

    The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. However, the writer of an option may not effect a closing purchase transaction after being notified of the exercise of the option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

    An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in a particular option the Fund has purchased with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange (Exchange) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

    Exchange-traded options in the U.S. are issued by clearing organizations affiliated with the Exchange on which the option is listed which, in effect, give their guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase options.

    Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally sold the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

    The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

    The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close out the position or take delivery of the underlying security at the exercise price. In that case, the Fund's return will be the premium received from writing the put option, minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money covered put options may be written by the Fund in the same market environments in which call options are written in equivalent buy-and-write transactions.

    The Fund may purchase a call option on a security it intends to acquire in order to hedge against (and thereby benefit from) an anticipated market appreciation in the price of the underlying security at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premium paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premium without gaining an offsetting benefit.

    The Fund may purchase put options on securities to hedge against a decline in the value of its portfolio. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options on securities to hedge against an anticipated rise in the price it will have to pay for securities it intends to buy in the future. If the market price of the securities should fall instead of rise, however, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by both the amount of the premium paid for the call options and transaction costs.

    The Fund may purchase put options if the Fund believes that a defensive posture is warranted for all or a portion of its portfolio. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the strike price of the option to the premium paid for the put option and related transaction costs.

    The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the values of such portfolio securities. If the Subadviser's judgement is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. But the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on an underlying security it owns. If the Subadviser's judgement is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

    The Fund may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected securities, the values of which historically have a high degree of positive correlation to values of securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized immediately above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

    Futures Contracts

    The Fund will enter into futures contracts only for certain bona fide hedging, return enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of equity and debt securities, aggregates of debt securities or indices of prices thereof, aggregates of equity securities or indices of prices thereof, and other financial indices. It may also enter futures contracts for the purchase or sale of foreign currencies (such as the Japanese Yen, the British Pound and the West German Deutsche Mark) or composite foreign currencies (such as the European Currency Unit) in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

    A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

    At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from 3 to 15% of the value of the securities or the commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of short futures position) in the contract's value since the preceding day.

    Although futures contracts by their terms may call for the actual delivery or acquisition of underlying securities or currency, in most cases the contractual obligation is extinguished or offset before the expiration of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying securities or currency. In all transactions on a U.S. futures exchange, the Fund will incur brokerage fees and related transaction costs when it purchases or sells futures contracts. The Fund may also incur brokerage fees and related transaction costs when it purchases or sells futures contracts in markets outside the United States.

    The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Subadviser may still not result in a successful transaction.


    In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Subadviser's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. The Fund may have to sell assets at a time when it may be advantageous or disadvantageous to do so.


    If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts for that purpose on other securities which historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

    Options on Futures Contracts


    The Fund will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (i.e., sell) put and call options on futures contracts that are traded on U.S. and foreign futures exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option; otherwise, it will segregate and maintain with its Custodian for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option; otherwise, it will segregate and maintain with its Custodian for the term of the option cash, U.S. Government securities or liquid high-grade debt obligations at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.


    Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

    Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

    The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.

    Interest Rate Futures Contracts and Options Thereon

    The Fund will purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's Custodian assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.


    The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

    The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

    Currency Futures and Options Thereon

    Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

    The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Subadviser, in purchasing an option, has been correct in its judgement concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

    Options on Currencies

    Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in OTC markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to purchase a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing such options.

    As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

    Special Characteristics of Forward Currency Contracts and Associated Risks

    The Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates. A forward currency contract involves bilateral obligations of one party to purchase, and another party to sell, a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time the contract is entered into.

    The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars per unit of foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

    The Fund also may use forward currency contracts to "lock-in" the U.S. dollar value of portfolio positions, to increase the Fund's exposure to foreign currencies that the Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used. The Fund may only cross-hedge using a currency bearing, in the Subadviser's view, a high degree of positive correlation to the currency being hedged.


    The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.


    At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

    The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commission are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    Additional Risks of Options on Securities and Currencies, Futures Contracts, Options on Futures Contracts and Forward Contracts

    Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume.

    Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so, this would limit the ability of the Fund to fully hedge against these risks.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.

    A holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call, if such a change causes the closing index value to fall below the exercise price of the option on that index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

    Special Risk Considerations Relating to Futures and Options Thereon

    The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

    Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Fund's Subadviser to predict correctly movements in the direction of interest rates and currency exchange rates and other factors affecting markets for securities. If the Subadviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts


    The Fund will engage in transactions in interest rate and foreign currency futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or liquid securities equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian to cover the position, or the Fund will own an offsetting position in securities, currencies or other options, forward-currency contracts or futures contracts sufficient to ensure that the use of such techniques is unleveraged. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above and the economic limitations that are implicit in the use of futures and options on futures, within these restrictions, only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with rules and regulations of the CFTC and not for speculation.


    Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Illiquid Securities


    The Fund may not hold more than 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.


    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are not otherwise readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased, directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadviser anticipates that the market for certain restricted securities such as foreign convertible securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Subadviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Subadviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


Borrowing


    As stated in the Prospectus, the Fund may borrow an amount up to 33 1/3% of the value of its total assets (computed at the time the loan is made) from banks for temporary or emergency purposes. However, the Fund will not purchase portfolio securities if borrowings exceed 5% of the Fund's total assets. Upon the vote of the Board of Directors to change the nonfundamental policy described above, the Fund is authorized, at the Subadviser's discretion and under the supervision of the Board of Directors, to borrow from banks amounts up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the specific bank borrowing, which is equivalent to permitting such borrowing to equal 50% of the value of the Fund's net assets.

Portfolio Turnover


    The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, the Subadviser expects the annual portfolio turnover rate will be less than 100%. For the Fund's fiscal years ended September 30, 1995 and 1996 its portfolio turnover was 15% and 13%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund.


                             INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    (1) Invest 25% or more of its total assets in any nonutility industry. (The Fund will invest 25% or more of its total assets in the utility industries as a group. Utility industries for this purpose consist of companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water.) For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.

    (2) Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to U.S. Government agencies and instrumentalities.

    (3) As to 75% of its total assets, invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than U.S. Government Securities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.

    (4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions. The Fund may make deposits of margin in connection with futures contracts and options.

    (5) Invest in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets; provided that the Fund may invest in securities issued by foreign investment companies to the extent permitted by the 1940 Act.

    (6) Make short sales of securities or maintain a short position, except in connection with the use of options, futures contracts, options thereon and forward currency contracts.

    (7) Issue senior securities, as defined in the 1940 Act, except that the Fund may borrow money from banks in an amount at the time of the borrowing not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts as described in the Prospectus and collateral arrangements with respect thereto are not considered by the Fund to be the issuances of senior securities; and neither such arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements, are deemed to be the issuance of a senior security.

    (8) Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies, forward currency contracts and options on foreign currencies, futures contracts and options on futures contracts are not considered by the Fund to be transactions in commodities or commodity contracts.

    (9) Make loans, except loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the purchase of debt securities in accordance with the Fund's investment objective and policies are not considered by the Fund to be "loans."

    (10) Make investments for the purpose of exercising control or management over the issuer of any security.

    (11) Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

    If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting in a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                  INFORMATION REGARDING DIRECTORS AND OFFICERS



Name, Address+                 Position(s) held                            Principal Occupations
  and Age                        with the Fund                              During Past 5 Years
-------------                  ----------------                            ---------------------
Eugene C. Dorsey (69)              Director          Retired President, Chief Executive Officer and Trustee of
                                                       the Gannett Foundation (now Freedom Forum); former Publisher of four Gannett Newspapers and Vice President of Gannett Company;
                                                       former chairman of Independent Sector, Washington, D.C. (national coalition of philanthropic organizations); former Chairman of the
                                                       American Council for the Arts; Director of the Advisory Board of
                                                       Chase Manhattan Bank of Rochester, Prudential Diversified Bond
                                                       Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe Growth
                                                       Fund, Inc. Prudential Institutional Liquidity Portfolio, Inc., Prudential
                                                       Jennison Series Fund, Inc., Prudential Mortgage Income Fund, Inc.
                                                       and The High Yield Income Fund, Inc.; Trustee of Prudential Califor-
                                                       nia Municipal Fund, Prudential Municipal Series Fund and The Target
                                                       Portfolio Trust.




Name, Address+                 Position(s) held                            Principal Occupations
  and Age                        with the Fund                              During Past 5 Years
-------------                  ----------------                            ---------------------

*Douglas H. McCorkindale (57)      Director          Vice Chairman, Gannett Co. Inc. (publishing and media) (since March
                                                       1984); Director of Gannett Co. Inc., Frontier Corporation,
                                                       Continental Airlines, Inc., Prudential Distressed Securities Fund,
                                                       Inc., Prudential Global Genesis Fund, Inc., Prudential Global Natural
                                                       Resources, Inc., Prudential Multi-Sector Fund, Inc. and The Global
                                                       Government Plus Fund, Inc.; Trustee of Prudential Allocation Fund,
                                                       Prudential Equity Income Fund and Prudential Municipal Bond Fund.


Thomas T. Mooney (54)              Director          President of the Greater Rochester Metro Chamber of Commerce;
55 St. Paul Street                                     former Rochester City Manager; Trustee of Center for
Rochester, NY 14604                                    Governmental Research, Inc.; Director of Blue Cross of Rochester,
                                                       Monroe County Water Authority,  Rochester Jobs, Inc., Northeast-
                                                       Midwest Institute,  The Business Council of New York State,
                                                       Executive  Service Corps of Rochester,  Monroe County Industrial
                                                       Development  Corporation,  First Financial Fund, Inc., The Global
                                                       Government Plus Fund, Inc., The Global Total Return Fund, Inc. and
                                                       The High Yield Plus Fund, Inc.


*Richard A. Redeker (52)           Director          Director (Since January 1994) of Prudential Mutual Fund
                                                       Distributors,  Inc. (PMFD) and Prudential  Mutual Fund Services,  Inc.
                                                       (PMFS);  formerly  President,  Chief  Executive  Officer and  Director
                                                       (October 1993-September  1996),  of  Prudential  Mutual  Fund
                                                       Management,   Inc.  (PMF); Executive  Vice  President,  Director  and
                                                       Member  of the  Operating  Committee (October 1993-September
                                                       1996),  Prudential Securities  Incorporated  (Prudential Securities);
                                                       Director (October  1993-September  1996) of Prudential  Securities
                                                       Group, Inc.;  Executive Vice President,  The Prudential  Investment
                                                       Corporation (July  1994-September  1996);  Senior  Executive  Vice
                                                       President and Director of Kemper Financial Services, Inc.
                                                       (September 1978-September 1993); Director of The Global
                                                       Government  Plus Fund,  Inc., The Global Total Return Fund, Inc. and
                                                       The High Yield Income Fund, Inc.

Edward D. Beach (71)               President         President and Director of BMC Fund, Inc., a closed-end investment
800 Golfview Park                                      company; prior thereto, Vice Chairman of Broyhill Furniture
Lenoir, NC 28645                                       Industries, Inc.; Certified Public Accountant; Secretary and
                                                       Treasurer of Broyhill Family Foundation, Inc.; Member of the Board
                                                       of Trustees of Mars Hill College; President, Treasurer and Director of
                                                       First Financial Fund, Inc. and The High Yield Plus Fund, Inc.; Director
                                                       of The Global Total Return Fund, Inc. and The Global Government
                                                       Plus Fund, Inc.

Robert F. Gunia (49)               Vice President    Chief Administrative Officer (since July 1990), Director (since January
                                                       1989), Executive Vice President, Treasurer and Chief Financial
                                                       Officer of PMF; Senior Vice President (since March 1987)
                                                       of  Prudential  Securities;   Executive  Vice  President,   Treasurer,
                                                       Comptroller, and Director (since March 1991) of PMFD; Director
                                                       (since June 1987) of PMFS;  Vice President and Director of The Asia
                                                       Pacific Fund,  Inc. (since May 1989).




Name, Address+                 Position(s) held                            Principal Occupations
  and Age                        with the Fund                              During Past 5 Years
-------------                  ----------------                            ---------------------

Grace Torres (36)                  Treasurer and       First Vice President (since March 1994) of PMF and Prudential
                                   Principal Financial   Securities. Prior thereto, Vice President, Bankers Trust Company.
                                   and Accounting
                                   Officer

Stephen M. Ungerman (42)           Assistant           First Vice President of PMF (since February 1993). Prior thereto,
                                   Treasurer             Senior Tax Manager at Price Waterhouse.

S. Jane Rose (50)                  Secretary           Senior Vice President (since January 1991) and Senior Counsel and First Vice President (June 1987-December 1990) of
                                                         PMF; Senior Vice President and Senior Counsel of Prudential
                                                         Securities (since July 1992); formerly Vice President and Associate
                                                         General Counsel of Prudential Securities.


--------
* Indicates those directors that are "interested persons" of the Fund as defined in the 1940 Act.


+ Unless otherwise  indicated,  the address is Gateway Center Three,  Newark,
  New Jersey 07102.




    The Directors of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Management of the Fund" below, review such actions and decide on general policy.

    The Fund pays each of its Directors who is not an affiliated person of the Manager or the Subadviser annual compensation of $6,000 and $500 per Board meeting attended, in addition to certain out-of-pocket expenses. Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund.

    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager or Subadviser, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are not employed by the Manager or Subadviser.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended September 30, 1996 to the Directors who are not affiliated with the Manager or Subadviser and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies registered under the 1940 Act managed by Prudential Mutual Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1995.


                               Compensation Table

                                                                                         Total
                                                  Pension or                          Compensation
                                                  Retirement                           From Fund
                                  Aggregate    Benefits Accrued   Estimated Annual      and Fund
                                Compensation    As Part of Fund     Benefits Upon     Complex Paid
Name and Position                From Fund          Expenses         Retirement       to Directors
-----------------               ------------    ---------------     -------------     ------------

Eugene C. Dorsey, Director ........  None            None               N/A         $ 85,783(10/34)**
Thomas T. Mooney, Director ........ $8,000           None               N/A         $125,625(14/19)**
Douglas H. McCorkindale, Director .  None            None               N/A         $ 63,750(7/10)**






 *All compensation for the calendar year ended December 31, 1995 represents deferred compensation. Aggregate compensation from the Fund for the fiscal year ended September 30, 1996, including accrued interest, amounted to approximately $9,697, all of which represents deferred compensation. Aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1995, including accrued interest, amounted to approximately $57,417.


**Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.



    As of November 3, 1996, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund.

    As of November 3, 1996, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Richard L. Campbell, 1367 Vernon North Drive, Dunwoody, GA, who held 2,669 Class C shares (7.0%); Ernie Romero, 333 Gerald Drive, Lafayette, LA, who held 1,902 Class C shares (5.0%) and Coben, Inc., 8615 Marbach Road, San Antonio, TX, which held 3,936 Class C shares (10.3%).

    As of November 3, 1996, Prudential Securities was the record holder for other beneficial owners of 6,145,873 Class A shares (or 74% of the outstanding Class A shares), 11,707,719 Class B shares (or 77% of the outstanding Class B shares) and 34,214 Class C shares (or 90% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is record holder.


                             MANAGEMENT OF THE FUND

The Manager


    The manager of the Fund is Prudential Mutual Fund Management LLP (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed-Manager" in the Prospectus. As of October 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute, as of September 30, 1996, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

    PMF is a subsidiary of Prudential Securities Incorporated (PSI) and The Prudential Insurance Company of America (Prudential). PMF has two wholly-owned subsidiaries: Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

    Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons world-wide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisers. It insures or provides other financial services to more than 50 million people worldwide-to more than one of every five people in the United States. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. As of December 31, 1995, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by PSI for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

    Based on data for the year ended December 31, 1995 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned PMFS, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives from the Fund, pursuant to the Management Agreement, a fee at an annual rate of .70% of the average daily net assets of the Fund up to and including $250 million, .55% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .50% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .45% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended September 30, 1996.


    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses: the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Subadviser; all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and the subadvisory fee payable to the Subadviser pursuant to the Subadvisory Agreement among the Fund, PMF and the Subadviser (the Subadvisory Agreement), dated February 4, 1991.

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organizational expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or "interested persons" of any such party, on May 9, 1996, and by shareholders of the Fund, on December 20,1990.



The Subadviser


    Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, Massachusetts 02109, serves as the Fund's Subadviser. The Subadvisory Agreement provides that Wellington Management shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Wellington Management's performance of such services. Under the Subadvisory Agreement, PMF, not the Fund, pays Wellington Management a fee, computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .35% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .30% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .25% of the Fund's average daily net assets in excess of $1 billion.


    The Subadvisory Agreement provides that Wellington Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by any party upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The

Subadvisory Agreement was last approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or "interested persons" of any such party as defined in the Investment Company Act on May 4, 1995, and by shareholders of the Fund, on December 30, 1991.


    For the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid $2,628,090, $2,361,766 and $2,195,690, respectively, to PMF under the Management Agreement and PMF paid subadvisory fees of $1,808,784, $1,639,306 and $1,533,621, respectively, to Wellington Management under the Subadvisory Agreement.


The Distributor


    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund.

    Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A shares, Class B shares and Class C shares. Prudential Securities also incurs the expense of distributing the Fund's Class Z shares, none of which is paid or reimbursed by the Fund. See "How the Fund is Managed-Distributor" in the Prospectus.

    Prior to February 4, 1991, the Fund operated as a closed-end fund and offered only one class of shares (the existing Class A shares). On October 15, 1990, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to the Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On November 13, 1990, the Board of Directors, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on the Class B Plan, adopted a plan of distribution for the Class B shares of the Fund. On February 10, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 5, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 9, 1996. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    Class A Plan. For the fiscal year ended September 30, 1996, PMFD and PSI received payments of $300,305, under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended September 30, 1995, PMFD and PSI also received approximately $68,100 in initial sales charges.

    Class B Plan. For the fiscal year ended September 30, 1996, Prudential Securities received $2,103,048 from the Fund under the Class B Plan and spent approximately $739,300 in distributing the Fund's Class B shares. It is estimated that of the latter amount, $8,000 (1.1%) was spent on printing and mailing of prospectuses to other than current shareholders; $85,200 (11.5%) on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $646,100 (87.4%) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ($340,600 or 46.1%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($305,500 or 41.3%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund shares.


    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charge" in the Prospectus. The amount of distribution expenses reimbursable by Class B shares of the Fund is reduced by the amount of such proceeds. For the fiscal year ended September 30, 1996, Prudential Securities received contingent deferred sales charges of approximately $728,700.

    Class C Plan. For the fiscal year ended September 30, 1996, Prudential Securities received $6,078 under the Class C Plan and spent approximately $6,300 in distributing the Fund's Class C shares. Prudential Securities receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended September 30, 1996, Prudential Securities received approximately $700 in contingent deferred sales charges upon certain redemptions of Class C shares.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to the other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendment to the Class A Plan) and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act. The restated Distribution Agreement was approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 9, 1996, which provides for PSI to serve as distributor of each class of shares.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSl's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSl's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of $5,000,000 in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.


    On January 18,1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Secunties Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75% of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to policies established by the Board of Directors of the Fund and the oversight and review of the Manager, the Subadviser will arrange for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing portfolio transactions, the Subadviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. The Fund may invest in securities traded in the OTC markets and deal directly with the dealers who make markets in the securities involved, unless a better price or execution could be obtained by using a broker. While the Subadviser generally will seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with best net results in particular transactions. The Fund will not deal with Prudential Securities (or any affiliate) in any transaction in which Prudential Securities acts as principal. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities.

    In placing orders with brokers and dealers, the Subadviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Subadviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Subadviser or the Fund with research, analysis, advice and similar services. The Subadviser may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Subadviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Subadviser to the Fund and its other clients, and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Manager under its Management Agreement with the Fund and by the Subadviser under the Subadvisory Agreement. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Subadviser's policy is to pay higher commissions to brokers or futures commission merchants other than Prudential Securities (or any affiliate) for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Subadviser's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Purchases and sales of securities, futures or options on futures on an exchange (including a board of trade), and options on securities may be effected through securities brokers or futures commission merchants that charge a commission for their services. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, the Fund may use Prudential Securities and its affiliates for brokerage transactions. In order for Prudential Securities or its affiliates to effect any such transaction for the Fund, the commissions, fees or other remuneration received by Prudential Securities or its affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures designed to ensure that all brokerage commissions, fees or other remuneration paid to such firm or its affiliates are reasonable and fair.

    Investment decisions for the Fund and for other investment accounts managed by the Subadviser are made independently of each other in the light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

    The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

    In accordance with Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or any affiliate) by applicable law.


    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three-year period ended September 30, 1996.

                                                Fiscal year ended September 30,
                                                  1996       1995       1994
                                                --------   --------   --------
Total brokerage  commissions paid by the Fund . $140,846   $258,076   $284,986
Total brokerage commissions paid to
   Prudential Securities ......................     -      $  3,000   $  2,400
Percentage of  total  brokerage  commissions
   paid to  Prudential  Securities ............     -          1.2%       0.8%


    The Fund effected no transactions that involved the payment of commissions through Prudential Securities during the fiscal year ended September 30, 1996.


                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or
(ii) on a deferred basis (Class B or Class C shares). See "Shareholders Guide-How to Buy Shares of the Fund" in the Prospectus.




Specimen Price Make-up


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z** shares are sold at net asset value.

    Using the Fund's net asset value at September 30, 1996, the maximum offering price of the Fund's shares was as follows:

   Class A
   Net asset value and redemption price per share .....................  $15.03
                                                                         ======
   Maximum Sales Charge (5% of offering price) ........................     .79
                                                                         ------
   Offering price to public ...........................................  $15.82
                                                                         ======


   Class B
   Net asset value, offering price, and redemption price per
       Class B share* .................................................  $15.03
                                                                         ======

   Class C
   Net asset value, offering price, and redemption price per
       Class C share* .................................................  $15.03
                                                                         ======


   Class Z
   Net asset value, offering price, and redemption price per
       Class Z share** ................................................  $15.03
                                                                         ======

   ----------
   *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.
  **Class Z shares of the Fund were not offered prior to the date of this prospectus.


Reduction and Waiver of Initial Sales Charges-Class A Shares

    Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide-Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:
    (a) an individual;
    (b) the individual's  spouse, their children  and their parents;
    (c) the individual's and spouse's Individual  Retirement Account (IRA);
    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);
    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;
    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and
    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charges. All shares must be held either directly through the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

    Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly through the Transfer Agent or through Prudential Securities.

    A Letter of Intent, in the case of an Investment Letter of Intent, permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish minimum eligible employee or participant goals over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    PSI must be notified at the time of purchase that the investor is entitled to receive a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings, or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.


Waiver of the Contingent Deferred Sales Charge-Class B Shares

    The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide-How to Sell Your Shares-Waiver of Contingent Deferred Sales Charges-Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

(Left column)

Category of Waiver
Death


Disability-An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

Distribution from an IRA or 403(b) Custodial Account



Distribution from Retirement Plan

Excess Contributions

(Right column)
Required Documentation
A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder (or, in the case of a trust, the grantor) is permanently disabled. The letter must also indicate the date of disability.

A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 59-1/2 and is taking a normal distribution-signed by the shareholder.

A letter signed by the plan administrator/trustee indicating the reason for the distribution.

A letter from the shareholder (for an IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

    Quantity Discount-Class B Shares Purchased prior to August 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                              Contingent Deferred Sales Charge
                                            as a Percentage of Dollars Invest
                                                 or Redemption Proceeds
         Year Since Purchase               ----------------------------------
           Payment Made                  $500,001 to $1 million  Over $1 million
         ----------------------          ----------------------  ---------------
         First .............................       3.0%                2.0%
         Second ............................       2.0%                1.0%
         Third .............................       1.0%                  0%
         Fourth and thereafter .............         0%                  0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

    Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value on the record date. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date, to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    Exchange Privilege. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    Class A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares of the Fund or Class A or Class C shares of certain other Prudential Mutual Funds may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The  following  money  market  funds  participate  in the  Class A  Exchange
Privilege:

        Prudential California Municipal Fund
          (California Money Market Series)
        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)

        Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
          (New Jersey Money Market Series)
          (New York Money Market Series)
        Prudential MoneyMart Assets, Inc.
        Prudential Tax-Free Money Fund, Inc.

    Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares for shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any Fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, PSI or Prusec. The Exchange Privilege is not a right and may be modified, suspended or terminated upon 60 day's notice to shareholders.


    Dollar Cost Averaging

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2


    Period of
    Monthly investments:            $100,000    $150,000   $200,000    $250,000
    --------------------            --------    --------   --------    --------
    25 years ...................... $    110    $    165   $    220    $    275
    20 years ......................      176         264        352         440
    15 years ......................      296         444        592         740
    10 years ......................      555         833      1,110       1,388
     5 years ......................    1,371       2,057      2,742       3,428

    See "Automatic Savings Accumulation Plan"

_______

    1Some information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.


      2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

    Automatic Savings Accumulation Plan (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about these programs and an application form can be obtained from the Fund's Transfer Agent, Prudential Securities or Prusec.

    Systematic Withdrawal Plan

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. The plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automaticially reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and/or Distributions" above.

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

    Tax-Deferred Retirement Plans

    Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

    Tax-Deferred Retirement Accounts

    Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparsion of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                       Tax-Deferred Compounding1

                    Contributions          Personal
                     Made Over:             Savings                  IRA
                    -------------          --------                  ---
                     10 years             $ 26,165               $ 31,291
                     15 years               44,675                 58,649
                     20 years               68,109                 98,846
                     25 years               97,780                157,909
                     30 years              135,346                244,692

    1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

Mutual Fund Programs


    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

    Under the 1940 Act, the Board of Directors of the Fund is responsible for determining in good faith the fair value of securities and other assets of the Fund. In accordance with procedures adopted by the Board of Directors, the value of the Fund's portfolio will be determined as described below.

    Net asset value per share will be determined daily as of 4:15 p.m. on each day the New York Stock Exchange (NYSE) is open for trading by dividing the value of the net assets of the Fund by the total number of common shares outstanding. Net asset value is calculated separately for each class. For purposes of determining the net asset value per share, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less the Fund's liabilities (including the outstanding principal amount of borrowings, if any, and the unpaid interest on borrowings, if any). The Fund will compute its net asset value on each day the NYSE is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the NYSE closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

    In valuing the Fund's assets, any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. The value of each U.S. Government security and corporate debt security for which quotations are available will be based on the valuation provided by an independent pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Other portfolio securities that are actively traded in the OTC market, including listed securities for which the primary market is believed to be OTC, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Exchange-traded options are valued at their last sale price as of the close of options trading on the applicable exchange. If there is no sale on the applicable options exchange on a given day, options are valued at the average of the quoted bid and asked prices as of the close of the applicable exchange. The Fund may engage pricing services to obtain such prices. Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges. Forward currency contracts will be valued at the current cost of covering or offsetting the contract. Securities and assets for which market quotations are not readily available (including OTC options) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, which determination shall be based in part on the valuation of other securities for which market quotations are available that are considered to be comparable in quality, interest rate and maturity.

    Quotations of foreign securities in a foreign currency will be converted to U.S. dollar equivalents at the closing rates of exchange. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates were to occur during such time period, the securities would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

    Short-term investments that mature in less than 60 days are valued at amortized cost if their term to maturity from date of purchase was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of acquisition by the Fund was more than 60 days, unless this is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.


    The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The net asset value of Class A shares will generally be lower than the net asset value of Class Z shares as a result of the service fee to which the Class A shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends (if any) which will differ by approximately the amount of the distribution or service fee expense accrual differential among the classes.


                                      TAXES


    General. The Fund is qualified and intends to remain qualified as a regulated investment company (RIC) under the Internal Revenue Code. As a RIC, the Fund will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders if at least 90% of its investment company taxable income for the taxable year (determined without regard to the deduction for dividends paid) is distributed (Distribution Requirement). To qualify for treatment as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or such currencies (Income Requirement); (2) derive less than 30% of its gross income each taxable year from the sale or other disposition of any of the following that were held for less than three months - securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities); (3) diversify its holdings so that, at the end of each quarter of its taxable year, (A) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and (4) distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.


    Distribution Requirements. The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute during each calendar year substantially all of its ordinary income for that year (except for certain foreign currency gains or losses from transactions after October 31 of that year, which are treated for these purposes as arising in the following year) and capital gain net income for the twelve-month period ending on October 31 of that year, plus certain other amounts. The Fund intends to make distributions in accordance with this requirement. In general, for these purposes dividends and other distributions will be treated as paid when actually distributed, except that distributions declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month and paid in January of the following year will be treated as having been paid by the Fund (and received by the shareholders) on December 31 of the year in which they were declared.

    Original Issue Discount. The Fund may purchase debt securities issued with original issue discount. Original issue discount that accrues in a taxable year will be treated as income earned by the Fund and therefore will be subject to the distribution requirements described above. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds thereof to make distributions in amounts necessary to satisfy the Distribution Requirement. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund's investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities (and certain options, futures, foreign currencies and forward contracts) held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

    Passive Foreign Investment Companies. A "passive foreign investment company"
(PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

    Hedging Transactions. The use of hedging strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of certain gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

    The 30% Limitation and the asset diversification requirements described above may limit the extent to which the Fund will be able to engage in transactions in options, futures and forward contracts. If the Fund satisfies certain requirements, then for purposes of determining whether the Fund satisfies the 30% Limitation, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge; thus, only the net gain, if any, from the designated hedge will be included in gross income for purposes of that limitation.

    Distributions. A portion of the dividends from the Fund's investment company taxable income may qualify for the deduction for dividends received allowable to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions of net capital gain, if any, will not be eligible for the dividends-received deduction.

    If the net asset value of Fund shares is reduced below a shareholder's cost as a result of a distribution by the Fund, the distribution nevertheless will be taxable. Investors should be careful to consider the tax implications of buying Fund shares just prior to a distribution. Those purchasing shares at that time will receive a distribution that nevertheless will be taxable to them.

    A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other Prudential Mutual Fund generally will have similar tax consequences. See "Shareholder Investment Account-Exchange Privilege" above. Special rules apply, however, when a shareholder (1) disposes of Fund shares through a redemption or exchange within 90 days after purchase thereof and (2) subsequently acquires shares of the Fund or any other Prudential Mutual Fund on which a sales charge normally is imposed (load fund) without paying any sales charge because of the exchange privilege or the repurchase privilege (see "Shareholder Guide" in the Prospectus). In these cases, any gain on the disposition of the original fund shares will be increased, or loss thereon decreased, by the amount of the sales charge paid when those shares were acquired; and that amount will increase the adjusted basis of the load fund shares subsequently acquired. In addition, if Fund shares are purchased within 30 days before or after redeeming Fund shares (whether pursuant to the repurchase privilege or otherwise), all or a portion of any loss on the redemption will not be deductible and instead will increase the basis of the newly purchased shares.

    Foreign Currency Gains and Losses. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, also are treated as ordinary income or loss. This income or loss, referred to as "section 988" gain or loss, increases or decreases the amount of the Fund's investment company taxable income available to be distributed to its shareholders rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income and net capital gain during a taxable year, the Fund would not be able to make any taxable distributions for that year, or distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as taxable distributions, reducing each shareholder's basis in his or her shares.


    Foreign Taxes. Dividends and interest received, and gains in respect of foreign securities realized, by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable Fund shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign and U.S. possessions income taxes that may be paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Fund was not eligible to make such an election with respect to its fiscal year ended September 30, 1996, because the percentage of its assets invested in securities of U.S. issuers exceeded 50% at the end of that period.


Other Taxation

    The foregoing is only a summary of some, but not all, of the important federal tax considerations generally affecting the Fund and its shareholders. In addition to the federal tax considerations described above, there may be other federal, state, local or foreign tax considerations applicable to particular investors. Prospective investors are therefore advised to consult their own taxadvisers with respect to the tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION


    Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. Because the Fund commenced offering Class Z shares on November 29, 1996, performance information for those shares is not shown. See "How the Fund Calculates Performance" in the Prospectus.


    Average annual total return is computed according to the following formula:

                                P (1 + T)n = ERV

Where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years
        ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total return for Class A shares for the one-year, five-year and since inception periods ended September 30, 1996 was 3.22%, 10.02% and 10.88%, respectively. The average annual total return for the Class B shares for the one-year, five-year and since inception periods ended September 30, 1996 was 2.90%, 10.17% and 10.57%, respectively. The average annual total return for Class C shares for the one year and since inception periods ended September 30, 1996 was 6.90% and 9.06%, respectively.


    Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A and Class B shares. See "How the Fund Calculates Peformance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                   ---------
                                       P

Where:  P = a hypothetical initial payment of $1000.
        ERV = Ending  Redeemable  Value  at  the  end  of  the  1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total return for Class A shares for the one-year, five-year and since inception periods ended on September 30, 1996 was 8.65%, 69.73% and 111.18%, respectively. The aggregate total return for the Class B shares for the one-year, five-year and since inception periods ended September 30, 1996 was 7.90%, 63.30% and 75.44%, respectively. The aggregate total return for Class C shares for the one year and since inception periods ended September 30, 1996 was 7.90% and 20.65%, respectively.


    Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:


                                     a - b
                       IELD = 2 [ ( ------+ 1) 6 - 1 ]
                                      cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    The Fund's 30-day yields for the period ended September 30, 1996, were 3.28%, 2.72% and 2.72% for Class A shares, Class B shares and Class C shares, respectively.


    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)





                                  CHART


-----------

    (1)Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation-1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                           AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.


    Prudential Mutual Fund Services, Inc. ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. It is a wholly-owned subsidiary of the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account of $10, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended September 30, 1996, the Fund incurred fees of approximately $458,900 for the services of PMFS.


    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.


    Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Fund (except with respect to the opinions of counsel referred to in "Taxes, Dividends and Distributions" in the Prospectus).

Portfolio of Investments as of     GLOBAL UTILITY FUND, INC.
September 30, 1996
------------------------------------------------------------
------------------------------------------------------------

                                                     US$ Value
Shares      Description                              (Note 1)
------------------------------------------------------------
Electric Utilities--25.2%
  528,000   China Light & Power Co., Ltd. (Hong
              Kong)                                $   2,458,005
  175,000   CMS Energy Corp.                           5,271,875
  200,000   DPL, Inc.                                  4,675,000
  187,500   DQE, Inc.                                  5,226,562
  100,000   DTE Energy Co.                             2,800,000
  100,000   Empresa Nacional de Electricidad
              S.A.
              (ADR) (Spain)                            5,937,500
  190,000   Espoon Sahko
              (ADS) (Finland)                          4,075,558
  150,000   Huaneng Power International, Inc.*
              (ADR) (China)                            2,493,750
  600,000   Iberdrola S.A. (Spain)                     5,816,851
   75,000   Korea Electric Power Corp.
              (ADR) (Korea)                            1,415,625
  220,000   Pacific Gas & Electric Co.                 4,785,000
  100,000   Pinnacle West Capital Corp.                2,962,500
  140,000   Public Service Co. of Colorado             4,970,000
   80,000   RWE A.G. (Germany)                         3,020,055
1,300,000   ScottishPower PLC (United Kingdom)         6,207,409
  280,000   Shandong Huaneng Power
              Co. Ltd. (ADR) (China)                   2,520,000
  100,000   Texas Utilities Co.                        3,962,500
  140,000   VEBA A.G. (Germany)                        7,331,236
                                                   -------------
                                                      75,929,426
------------------------------------------------------------
Gas Utilities--8.9%
  618,705   Australian Gas Light Co. (Australia)       3,331,375
  100,000   Burlington Resources, Inc.                 4,437,500
  120,000   Equitable Resources, Inc.                  3,420,000
   60,000   Sonat, Inc.                                2,655,000
  330,000   TransCanada Pipelines Ltd. (Canada)        5,293,664
  470,000   Westcoast Energy, Inc. (Canada)        $   7,556,714
                                                   -------------
                                                      26,694,253
Telecommunications--33.2%
  106,300   AirTouch Communications, Inc.*             2,936,538
  175,000   AT&T Corp.                                 9,143,750
  150,000   BCE, Inc. (Canada)                         6,412,500
  153,200   BC Telecom, Inc. (Canada)                  3,064,900
  100,000   Comsat Corp.                               2,262,500
   43,000   Empresas Telex-Chile S.A.(ADR)
              (Chile)                                    258,000
   50,000   GTE Corp.                                  1,925,000
  210,000   MCI Communications Corp.                   5,368,125
      369   Nippon Telegraph & Telephone Corp.
              (Japan)                                  2,716,036
  125,000   NYNEX Corp.                                5,437,500
  100,000   Hellenic Telecom, Inc.* (Greece)           1,682,573
  106,300   Pacific Telesis Group                      3,574,338
   87,600   Portugal Telecom S.A.
              (ADS) (Portugal)                         2,255,700
  120,000   Royal PTT Nederland NV (Netherlands)       4,129,228
  180,000   SBC Communications Inc.                    8,662,500
   70,000   Sprint Corp.                               2,721,250
2,300,000   STET-Societa Finanziaria Telefonica
              P.A. (Italy)                             6,217,358
  165,500   Tele Danmark (ADR) (Denmark)               3,909,937
   20,000   Telecom Corp. of New Zealand Ltd.
              (ADR) (New Zealand)                      1,515,000
  900,000   Telecom Italia S.P.A. (Italy)              1,998,858
  900,000   Telecom Italia Mobile (Italy)              1,995,906
   40,000   Telefonica de Argentina S.A.
              (ADR) (Argentina)                          995,000
  150,000   Telefonica de Espana S.A.
              (ADR) (Spain)                            8,343,750
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                      B-35

Portfolio of Investments as of      GLOBAL UTILITY FUND, INC.
September 30, 1996
------------------------------------------------------------
------------------------------------------------------------

                               US$ Value
Shares       Description        (Note 1)
------------------------------------------------------
Telecommunications (cont'd)
  120,000   Telefonos de Mexico S.A. (ADR-Class
              L Shares) (Mexico)                   $   3,855,000
  200,000   U.S. West Communications Group             5,950,000
   75,000   Vodafone Group PLC
              (ADR) (United Kingdom)                   2,559,375
                                                   -------------
                                                      99,890,622
------------------------------------------------------------
Water Utilities & Other--4.9%
   30,968   Alcatel Alsthom (France)                   2,612,258
  167,800   American Water Works Co., Inc.             3,628,675
  400,000   Anglian Water PLC (United Kingdom)         3,360,425
   25,600   Lucent Technologies, Inc.                  1,174,400
    6,300   Technip S.A. (France)                        575,844
  200,000   U.S. West Media Group*                     3,375,000
                                                   -------------
                                                      14,726,602
            Total common stocks
              (cost $176,304,563)                    217,240,903
                                                   -------------
    ------------------------------------------------------------
PREFERRED STOCKS--1.8%
            Philippine Long Distance Telephone
              Co., (The Philippines)
   43,700   $3.50 Conv. Ser. III (GDS)                 2,540,063
   80,000   5.75% Conv. Ser. II (GDS)                  2,920,000
                                                   -------------
            Total preferred stocks (cost
              $4,185,000)                              5,460,063
                                                   -------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)
DEBT OBLIGATIONS--23.0%
CORPORATE BONDS--21.3%
------------------------------------------------------------
Electrical Utilities--12.8%
A1            $   1,500    Alabama Power Co.,
                             6.375%, 8/1/99               1,491,450
Baa2              1,000D   CSW Investments,
                             7.45%, 8/1/06
                             (United Kingdom)               994,400
Aa2               1,750    Central Illinois Light
                             Co.,
                             8.20%, 1/15/22               1,798,755


Moody's         Principal
Rating          Amount                                    US$ Value
(Unaudited)     (000)         Description                 (Note 1)
Baa1          $   1,000D   Chilgener S.A.,
                             6.50%, 1/15/06 (Chile)   $     933,510
Aaa               2,000D   Chubu Electric Power Co.
                             Inc., (Japan)
                             6.25%, 8/5/03
                             (Eurobonds)                  1,935,000
A3                1,500    Cincinnati Gas & Elec.
                             Co.,
                             5.80%, 2/15/99               1,475,445
A1                1,000    Consolidated Edison Co., Inc.,
                           7.625%, 3/1/04                 1,024,780
Aa2               2,000    Duke Power Co.,
                             5.875%, 6/1/01               1,903,360
Ba3               1,000    El Paso Electric Co.,
                             8.25%, 2/1/03, Ser. C          990,000
Baa1              1,000D   Empresa Electrica
                             Pehuenche S.A.,
                             7.30%, 5/1/03 (Chile)          996,920
Baa1              1,000D   Empresa Electrica del
                             Norte Grande S.A.,
                             7.75%, 3/15/06 (Chile)         994,840
Aa3                 500    Florida Power & Light
                             Co.,
                             6.00%, 7/1/03                  472,850
A2                1,000    GTE Florida, Inc.,
                             7.25%, 10/15/25                929,210
A2                1,000D   Hydro-Quebec
                             7.50%, 4/1/16 (Canada)         971,350
A2                1,000    Iowa-Illinois Gas & Elec. Co.,
                           6.95%, 10/15/25                  893,650
Baa2              1,000    Louisiana Power & Light
                             Co.,
                             6.00%, 3/1/00                  967,570
A1                1,500    Monongahela Power Co.,
                             7.375%, 7/1/02               1,514,925
A1                1,000    Northern States Power
                             Co.,
                             5.75%, 12/1/00                 957,410
A2                1,000    Pacificorp.,
                             8.75%, 2/12/98               1,032,850
Baa1              2,000    Philadelphia Electric
                             Co.,
                             7.50%, 1/15/99               2,036,580
A1                2,000    Potomac Edison Co.,
                             8.875%, 8/1/21               2,123,220
Aa2               2,000    Southwestern Elec. Power Co.,
                           5.25%, 4/1/00                  1,906,100
Aa2               1,000    Southwestern Public Serv. Co.,
                           7.25%, 7/15/04                   999,420

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of      GLOBAL UTILITY FUND, INC.
September 30, 1996
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount                              US$ Value
(Unaudited)   (000)        Description             (Note 1)
------------------------------------------------------------
Electrical Utilities (cont'd)
Baa3          $   1,000    System Energy Resources, Inc.,
                           7.71%, 8/1/01              $   1,008,090
Aa2               1,000    Tampa Electric Co.,
                             7.75%, 11/1/22                 966,520
Baa2              2,000    Texas Utilities Electric
                             Co.,
                             9.27%, 1/14/00               2,148,360
B1                1,000    Texas-New Mexico Power
                             Co.,
                             Deb.
                             10.75%, 9/15/03              1,052,500
Aa3               2,000D   Tokyo Electric Power
                             Co.,
                             6.125%, 7/29/03
                             (Eurobonds) (Japan)          1,935,000
A2                2,000    Virginia Electric & Power Co.,
                           6.625%, 4/1/03                 1,950,420
                                                      -------------
                                                         38,404,485
------------------------------------------------------------
Gas Distribution & Other Industries--3.5%
A2                2,000D   Alcan Aluminum Ltd.,
                             9.625%, 7/15/19
                             (Canada)                     2,229,280
Baa2              1,000    Enron Corp.,
                             7.00%, 8/15/23                 885,420
B1                1,000D   Metrogas S.A.,
                             10.875%, 5/15/01
                             Ser. B (Argentina)           1,020,000
A2                1,600    Michigan Con. Gas Co.,
                             8.25%, 5/1/14                1,688,416
                           Northern Illinois Gas
                             Co.,
Aa1                 500    5.875%, 5/1/00                   484,435
Aa1               1,000    7.26%, 10/15/25                  920,840
A2                2,000    Southern California Gas
                             Co.,
                             6.875%, 11/1/25              1,767,000
B1                1,500D   Transportadora de Gas
                             del Sur S.A.
                             (Argentina)
                             7.75%, 12/23/98              1,479,375
                                                      -------------
                                                         10,474,766
------------------------------------------------------------
Telecommunications, Media & Related Industries--5.0%
Ba2               1,500    360 Communications Co.,
                             7.50%, 3/1/06                1,458,105
Aaa           $   2,000D   BellSouth
                             Telecommunications,
                             6.125%, 9/23/08
                             (Eurobonds)              $   1,845,000
Aaa               2,000D   British Telecom Finance BV,
                           9.375%, 11/16/98
                             (Eurobonds) (United
                             Kingdom)                     2,117,500
B1                1,000    Comcast Corp.,
                             Sr. Sub. Notes,
                             9.125%, 10/15/06               995,000
NR                1,000D   Comtel Brasileira Ltda.,
                             10.75%, 9/26/04
                             (Brazil)                     1,023,750
A1                1,550    Pacific Bell, Inc.,
                             8.70%, 6/15/01               1,665,258
Ba2               1,000D   Philippine Long Distance
                             Telephone Co.,
                             9.25%, 6/30/06
                             (The Philippines)            1,021,800
Aa3               1,000    Southwestern Bell
                             Telephone Co.,
                             5.875%, 6/1/03                 932,880
Ba1               1,000    TCI Communications Inc.,
                             Sr. Deb.
                             9.25%, 1/15/23                 973,210
B1                1,500D   Telecom Argentina S.A.,
                             8.375%, 10/18/00,
                             (Argentina)                  1,462,500
Aa1            NZD1,000    Telecom Corp. New
                             Zealand Finance,
                             7.50%, 7/14/03
                             (Eurobonds) (New
                             Zealand)                       668,753
B1                1,000D   Telefonica de Argentina
                             S.A.,
                             11.875%, 11/1/04
                             (Argentina)                  1,065,000
                                                      -------------
                                                         15,228,756
                                                      -------------
                           Total corporate bonds
                             (cost $64,901,125)          64,108,007
                                                      -------------
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of      GLOBAL UTILITY FUND, INC.
September 30, 1996
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount                              US$ Value
(Unaudited)   (000)        Description             (Note 1)
-----------------------------------------------------------
CONVERTIBLE BONDS--0.7%
Baa2          $     500D   Compania de Telefonos de
                             Chile S.A.,
                             4.50%, 1/15/03 (Chile)   $     610,625
Caa               1,500D   International Cabletel,
                             Inc.,
                             7.25%, 4/15/05
                             (Eurobonds)                  1,635,000
                                                      -------------
                           Total convertible bonds
                             (cost $2,000,000)            2,245,625
                                                      -------------
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--1.0%
                           United States Treasury
                             Notes,
                  2,000    6.125%, 7/31/00                1,981,560
                  1,000    7.50%, 11/15/01                1,043,280
                                                      -------------
                           Total U.S. Government
                             Securities
                             (cost $3,133,750)            3,024,840
                                                      -------------
                           Total debt obligations
                             (cost $70,034,875)          69,378,472
                                                      -------------
                           Total long-term
                             investments
                             (cost $250,524,438)        292,079,438
                                                      -------------
SHORT-TERM INVESTMENTS--1.8%
CORPORATE BOND--0.5%
              $   1,500D   Ericsson (L.M.)
                             Telephone Co.
                             7.875%, 10/21/96
                             (Eurobonds) (Sweden)     $   1,501,875
------------------------------------------------------------
REPURCHASE AGREEMENT--1.3%
                  3,716    Lanston (Aubrey) & Co.
                             Inc., 5.70%, dated
                             9/30/96, due 10/1/96
                             in the amount of
                             $3,716,588 (cost
                             $3,716,000; value of
                             collateral including
                             accrued
                             interest--$3,808,521)        3,716,000
                                                      -------------
                           Total short-term
                             investments
                             (cost $5,320,115)            5,217,875
                                                      -------------
------------------------------------------------------------
Total Investments--98.8%
                           (cost $255,844,553; Note
                             4)                         297,297,313
                           Other assets in excess
                             of liabilities--1.2%         3,720,830
                                                      -------------
                           Net Assets--100%           $ 301,018,143
                                                      -------------
                                                      -------------

---------------
*--Non-income producing security.
D--US$ Denominated Bonds.
ADR--American Depository Receipts.
ADS--American Depository Shares.
GDS--Global Depository Shares.
The Fund's current Statement of Additional Information contains a description of Moody's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities                   GLOBAL UTILITY FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1996
Investments, at value (cost $255,844,553)..................................................................       $297,297,313
Foreign currency, at value (cost $136,056).................................................................            136,058
Cash.......................................................................................................             39,024
Receivable for investments sold............................................................................          3,260,923
Dividend and interest receivable...........................................................................          2,844,116
Receivable for Fund shares sold............................................................................             83,375
Deferred expenses and other assets.........................................................................              9,080
                                                                                                                 --------------
   Total assets............................................................................................        303,669,889
                                                                                                                 --------------
Liabilities
Payable for Fund shares reacquired.........................................................................          1,161,760
Payable for investments purchased..........................................................................            541,800
Accrued expenses...........................................................................................            504,560
Distribution fee payable...................................................................................            178,156
Management fee payable.....................................................................................            166,779
Withholding taxes payable..................................................................................             98,691
                                                                                                                 --------------
   Total liabilities.......................................................................................          2,651,746
                                                                                                                 --------------
Net Assets.................................................................................................       $301,018,143
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $     20,028
   Paid-in capital in excess of par........................................................................        243,967,457
                                                                                                                 --------------
                                                                                                                   243,987,485
   Undistributed net investment income.....................................................................            347,667
   Accumulated net realized gains on investments and foreign currency transactions.........................         15,225,749
   Net unrealized appreciation on investments and foreign currencies.......................................         41,457,242
                                                                                                                 --------------
Net assets, September 30, 1996.............................................................................       $301,018,143
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share
      ($112,800,432 / 7,504,953 shares of common stock issued and outstanding).............................              $15.03
   Maximum sales charge (5.00% of offering price)..........................................................               0.79
                                                                                                                 --------------
   Maximum offering price to public........................................................................             $15.82
                                                                                                                 --------------
                                                                                                                 --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($187,556,665 / 12,478,843 shares of common stock issued and outstanding)............................             $15.03
                                                                                                                 --------------
                                                                                                                 --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($661,046 / 43,982 shares of common stock issued and outstanding)....................................             $15.03
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

GLOBAL UTILITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1996
Income
   Dividends (net of foreign withholding
      taxes of $679,951).................      $  9,232,590
   Interest and discount earned..........         6,222,613
                                            ------------------
      Total income.......................        15,455,203
                                            ------------------
Expenses
   Management fee........................         2,195,690
   Distribution fee--Class A.............           300,305
   Distribution fee--Class B.............         2,103,048
   Distribution fee--Class C.............             6,078
   Transfer agent's fees and expenses....           537,000
   Custodian's fees and expenses.........           284,000
   Reports to shareholders...............           270,000
   Audit fee and expenses................            43,000
   Directors' fees and expenses..........            43,000
   Registration fees.....................            35,000
   Legal fees and expenses...............            32,000
   Insurance.............................             7,000
   Miscellaneous.........................            12,171
                                            ------------------
      Total expenses.....................         5,868,292
                                            ------------------
Net investment income....................         9,586,911
                                            ------------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions...............        17,775,022
   Foreign currency transactions.........           351,243
                                            ------------------
                                                 18,126,265
                                            ------------------
Net change in unrealized
   appreciation/depreciation on:
   Investments...........................        (1,999,856)
   Foreign currencies....................           822,976
                                            ------------------
                                                 (1,176,880)
                                            ------------------
Net gain on investments and foreign
   currencies............................        16,949,385
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 26,536,296
                                            ------------------
                                            ------------------

GLOBAL UTILITY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended September 30,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $  9,586,911    $ 11,147,737
   Net realized gain on investment
      and foreign currency
      transactions................    18,126,265       7,315,262
   Net change in unrealized
      appreciation/depreciation on
      investments and foreign
      currencies..................    (1,176,880)     25,829,844
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    26,536,296      44,292,843
                                    ------------    ------------
   Net equalization debits........            --        (312,052)
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................    (4,066,553)     (4,310,107)
      Class B.....................    (5,504,314)     (6,511,221)
      Class C.....................       (16,044)        (11,932)
                                    ------------    ------------
                                      (9,586,911)    (10,833,260)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................        (8,056)             --
      Class B.....................       (10,902)             --
      Class C.....................           (32)             --
                                    ------------    ------------
                                         (18,990)             --
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................    (3,456,002)     (2,642,246)
      Class B.....................    (6,126,168)     (5,681,058)
      Class C.....................       (16,333)         (6,975)
                                    ------------    ------------
                                      (9,598,503)     (8,330,279)
                                    ------------    ------------
Fund share transactions (net of
   share conversions ) (Note 5)
   Net proceeds form shares
      sold........................    28,413,113      25,935,458
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............    15,648,910      15,601,479
   Cost of shares reacquired......  (102,550,920)   (113,332,033)
                                    ------------    ------------
Net decrease in net assets from
   Fund share transactions........   (58,488,897)    (71,795,096)
                                    ------------    ------------
Total decrease....................   (51,157,005)    (46,977,844)
Net Assets
Beginning of year.................   352,175,148     399,152,992
                                    ------------    ------------
End of year.......................  $301,018,143    $352,175,148
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements                         GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Global Utility Fund, Inc. (the ``Fund'') is an open-end diversified management investment company. The Fund was organized in Maryland on November 18, 1988 as a closed-end, diversified management investment company and on December 15, 1989, sold 9,000 shares of common stock for $100,440 to Wellington Management Company, LLP (``Wellington''). Investment operations commenced on January 2, 1990. On February 1, 1991, the Fund concluded operations as a closed-end investment company and subsequently commenced operations as an open-end, diversified management investment company.
The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.
The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current
--------------------------------------------------------------------------------

Notes to Financial Statements                         GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: During the fiscal year ended September 30, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per-share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The undistributed net investment income balance of $220,108 at September 30, 1995, resulting from equalization, was transferred to paid-in capital in excess of par.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination,
Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gains on investments by $78,798 relating to net realized foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with Wellington; Wellington furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million,
 .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion. Pursuant to the subadvisory agreement, PMF compensates Wellington for its services at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .35% of the Fund's average daily net assets of the next $250 million,
 .30% of the Fund's average daily net assets of the next $500 million and .25% of the Fund's average daily net assets in excess of $1 billion.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the
Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI''), became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund
--------------------------------------------------------------------------------

Notes to Financial Statements                         GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1996.
PMFD and PSI has advised the Fund that it has received approximately $68,100 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended September 30, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the fiscal year ended September 30, 1996, it received approximately $728,700 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the fiscal year ended September 30, 1996, the Fund incurred fees of approximately $458,900 for the services of PMFS. As of September 30, 1996, approximately $37,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended September 30, 1996 were $41,795,046 and $113,701,639, respectively.
The United States federal income tax basis of the Fund's investments at September 30, 1996 was $255,871,260 and accordingly, net unrealized appreciation of investments, for United States federal income tax purposes was $41,426,053 (gross unrealized appreciation--$52,314,897; gross unrealized depreciation--$10,888,844).
------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with an initial sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B and C shares. Of the 20,027,778 shares of common stock issued and outstanding at September 30, 1996, Wellington owned 9,000 Class A shares.
Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1996:
Shares sold........................    1,266,739    $ 18,863,411
Shares issued in reinvestment of
  dividends and distributions......      339,649       5,017,345
Shares reacquired..................   (2,883,880)    (43,010,724)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,277,492)    (19,129,968)
Shares issued upon conversion from
  Class B..........................      327,144       4,874,396
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (950,348)   $(14,255,572)
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1995:
Shares sold........................      932,622    $ 12,467,912
Shares issued in reinvestment of
  dividends and distributions......      332,880       4,408,412
Shares reacquired..................   (3,154,244)    (42,676,531)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,888,742)    (25,800,207)
Shares issued upon conversion from
  Class B..........................    1,102,435      14,545,652
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (786,307)   $(11,254,555)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

Notes to Financial Statements                         GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1996:
Shares sold........................      623,845    $  9,314,099
Shares issued in reinvestment of
  dividends and distributions......      718,862      10,600,234
Shares reacquired..................   (3,977,624)    (59,359,780)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (2,634,917)    (39,445,447)
Shares reacquired upon conversion
  into Class A.....................     (327,061)     (4,874,396)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,961,978)   $(44,319,843)
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1995:
Shares sold........................      976,906    $ 13,147,835
Shares issued in reinvestment of
  dividends and distributions......      849,891      11,174,827
Shares reacquired..................   (5,242,255)    (70,606,948)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (3,415,458)    (46,284,286)
Shares reacquired upon conversion
  into Class A.....................   (1,103,158)    (14,545,349)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (4,518,616)   $(60,829,635)
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1996:
Shares sold........................       15,751    $    235,603
Shares issued in reinvestment of
  dividends and distributions......        2,124          31,331
Shares reacquired..................      (12,124)       (180,416)
                                      ----------    ------------
Net increase in shares
  outstanding......................        5,751    $     86,518
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1995:
Shares sold........................       23,879    $    319,711
Shares issued in reinvestment of
  dividends and distributions......        1,372          18,240
Shares reacquired..................       (3,578)        (48,857)
                                      ----------    ------------
Net increase in shares
  outstanding......................       21,673    $    289,094
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

Financial Highlights                                  GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                    Class A
                                         --------------------------------------------------------------
                                                            Year Ended September 30,
                                         --------------------------------------------------------------
                                            1996          1995         1994         1993         1992
                                         ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....   $  14.72      $  13.66     $  14.63     $  12.96     $  12.62
                                         ----------     --------     --------     --------     --------
Income from investment operations
Net investment income..................        .51           .49          .47          .44          .53
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions........................        .73          1.35         (.82)        2.46         1.01
                                         ----------     --------     --------     --------     --------
   Total from investment operations....       1.24          1.84         (.35)        2.90         1.54
                                         ----------     --------     --------     --------     --------
Less distributions
Dividends from net investment income...       (.51)         (.48)        (.42)        (.47)        (.53)
Distributions in excess of net
   investment income...................         --            --           --         (.01)          --
Distributions from net realized
   gains...............................       (.42)         (.30)        (.20)        (.75)        (.67)
                                         ----------     --------     --------     --------     --------
   Total distributions.................       (.93)         (.78)        (.62)       (1.23)       (1.20)
                                         ----------     --------     --------     --------     --------
Net asset value, end of year...........   $  15.03      $  14.72     $  13.66     $  14.63     $  12.96
                                         ----------     --------     --------     --------     --------
                                         ----------     --------     --------     --------     --------
TOTAL RETURN(a)........................       8.65%        14.23%       (2.49)%      23.87%       13.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........   $112,800      $124,423     $126,254     $138,714     $114,654
Average net assets (000)...............   $120,122      $122,837     $139,166     $119,001     $120,708
Ratios to average net assets:
   Expenses, including distribution
      fees.............................       1.30%         1.31%        1.25%        1.30%        1.39%
   Expenses, excluding distribution
      fees.............................       1.05%         1.06%        1.02%        1.10%        1.19%
   Net investment income...............       3.38%         3.58%        3.39%        3.37%        4.16%
For Class A, B and C shares:
   Portfolio turnover rate.............         13%           15%          19%          14%          57%
   Average commission rate paid per
      share............................   $ 0.0542            --           --           --           --

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Financial Highlights                                  GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                      Class B                                  Class C
                                           --------------------------------------------------------------     ----------
                                                                                                             Year Ended
                                                                                                              September
                                                              Year Ended September 30,                           30,
                                           --------------------------------------------------------------     ----------
                                              1996           1995         1994         1993        1992          1996
                                           ----------      --------     --------     --------     -------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...     $  14.71       $  13.66     $  14.63     $  12.97     $ 12.63      $  14.71
                                           ----------      --------     --------     --------     -------     ----------
Income from investment operations
Net investment income..................          .40            .39          .37          .34         .43           .40
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions........................          .74           1.34         (.82)        2.45        1.01           .74
                                           ----------      --------     --------     --------     -------     ----------
   Total from investment operations....         1.14           1.73         (.45)        2.79        1.44          1.14
                                           ----------      --------     --------     --------     -------     ----------
Less distributions
Dividends from net investment income...         (.40)          (.38)        (.32)        (.37)       (.43)         (.40)
Distributions in excess of net
   investment income...................           --             --           --         (.01)         --            --
Distributions from net realized
   gains...............................         (.42)          (.30)        (.20)        (.75)       (.67)         (.42)
                                           ----------      --------     --------     --------     -------     ----------
   Total distributions.................         (.82)          (.68)        (.52)       (1.13)      (1.10)         (.82)
                                           ----------      --------     --------     --------     -------     ----------
Net asset value, end of period.........     $  15.03       $  14.71     $  13.66     $  14.63     $ 12.97      $  15.03
                                           ----------      --------     --------     --------     -------     ----------
                                           ----------      --------     --------     --------     -------     ----------
TOTAL RETURN(b)........................         7.90%         13.32%       (3.22)%      22.87%      12.23%         7.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........     $187,557       $227,189     $272,673     $185,259     $60,432      $    661
Average net assets (000)...............     $210,305       $237,983     $270,466     $ 90,254     $45,661      $    608
Ratios to average net assets:
   Expenses, including distribution
      fees.............................         2.05%          2.06%        2.02%        2.10%       2.19%         2.05%
   Expenses, excluding distribution
      fees.............................         1.05%          1.06%        1.02%        1.10%       1.19%         1.05%
   Net investment income...............         2.62%          2.83%        2.68%        2.59%       3.43%         2.66%

                                                             August 1,
                                                              1994(a)
                                                              through
                                                           September 30,
                                             1995              1994
                                         -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...     $ 13.66           $ 13.93
                                              -----             -----

Income from investment operations
Net investment income..................         .39               .06
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions........................        1.34              (.24)
                                              -----             -----

   Total from investment operations....        1.73              (.18)
                                              -----             -----

Less distributions
Dividends from net investment income...        (.38)             (.07)
Distributions in excess of net
   investment income...................          --                --
Distributions from net realized
   gains...............................        (.30)             (.02)
                                              -----             -----

   Total distributions.................        (.68)             (.09)
                                              -----             -----

Net asset value, end of period.........     $ 14.71           $ 13.66
                                              -----             -----
                                              -----             -----

TOTAL RETURN(b)........................       13.32%            (1.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........     $   563           $   226
Average net assets (000)...............     $   410           $   131
Ratios to average net assets:
   Expenses, including distribution
      fees.............................        2.06%             2.06%(c)
   Expenses, excluding distribution
      fees.............................        1.06%             1.06%(c)
   Net investment income...............        2.83%             2.46%(c)

---------------
(a) Commencement of offering of Class C shares.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
    Total return for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Independent Auditors' Report                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Global Utility Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Utility Fund, Inc. as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Utility Fund, Inc. as of September 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
November 14, 1996

Federal Income Tax Information                        GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1996) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year, the Fund paid distributions for Class A shares totaling $0.93 per share, comprised of $0.51 per share ordinary income and short-term capital gains which are taxable as ordinary income and $0.42 per share long-term capital gains which are taxable as such. The Fund paid distributions for Class B and Class C shares totaling $0.82 per share, comprised of $0.40 per share ordinary income and short-term capital gains which are taxable as ordinary income and $0.42 per share long-term capital gains which are taxable as such. Further, we wish to advise you that 33% of the ordinary income dividends paid in 1996 qualified for the corporate dividend received deduction available to corporate taxpayers.
In January 1997, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1996.
--------------------------------------------------------------------------------

                                   APPENDIX A

                           DESCRIPTION OF BOND RATINGS

                         MOODY'S INVESTORS SERVICE, INC.


    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

    Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic ratings classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                STANDARD & POOR'S

    AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A: Debt rated "A" has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

    BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC, C: Debt rated "BB," "B," "CCC," "CC," and "C" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

    B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    CCC: Debt rated "CCC" has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B\'96" rating.

    CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

    C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

    D: Debt rated "D" is in payment default. The "D" rating is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition, if debt service payments are jeopardized.

    Plus (+) or Minus (\'96): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


                     DESCRIPTION OF PREFERRED STOCK RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

    aaa: considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa: considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

    a: considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    baa: considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba: considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    b: generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    caa: likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    ca: speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    c: lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                                STANDARD & POOR'S

    AAA: This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

    AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

    A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the "A" catagory.

    BB, B, CCC: Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with regard to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

    CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    C: A preferred stock rated "C" is a non-paying issue.

    D: A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.


    NR: indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


    Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                     APPENDIX--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

    Value of $1000.00 Invested on 1/1/26 through 6/30/96
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SMALL-SIZED        MID-SIZED        LARGE SIZE                        TREASURY
                STOCKS            STOCKS            STOCKS       LONG-TERM BONDS     BILLS      INFLATION
                       Index            Index             Index            Index         Index      Value
Dec-25             $1,000.00        $1,000.00         $1,000.00        $1,000.00     $1,000.00  $1,000.00
Jan-26             $1,069.86        $1,004.11         $1,000.00        $1,013.76     $1,003.38  $1,000.00
Feb-26             $1,001.49          $951.38           $961.54        $1,020.16     $1,006.07    $996.28
Mar-26               $894.01          $868.88           $906.28        $1,024.37     $1,009.09    $990.69
Apr-26               $910.02          $901.74           $929.21        $1,032.14     $1,012.54  $1,000.00
May-26               $904.00          $911.61           $945.86        $1,033.60     $1,012.67    $994.41
Jun-26               $938.16          $958.70           $989.11        $1,037.54     $1,016.18    $986.96
Jul-26               $948.66          $975.36         $1,036.48        $1,037.99     $1,018.46    $977.65
Aug-26               $972.96          $992.95         $1,062.23        $1,038.00     $1,021.04    $972.07
Sep-26               $972.91          $992.70         $1,088.99        $1,041.90     $1,023.36    $977.65
Oct-26               $950.83          $958.20         $1,058.11        $1,052.50     $1,026.63    $981.38
Nov-26               $970.56          $993.80         $1,094.79        $1,069.34     $1,029.80    $985.10
Dec-26             $1,002.77        $1,021.68         $1,116.24        $1,077.69     $1,032.66    $985.10
Jan-27             $1,032.42        $1,031.79         $1,094.73        $1,085.75     $1,035.21    $977.65
Feb-27             $1,088.92        $1,084.22         $1,153.56        $1,095.28     $1,037.87    $970.21
Mar-27             $1,029.28        $1,069.51         $1,163.57        $1,123.02     $1,040.94    $964.62
Apr-27             $1,088.30        $1,072.34         $1,186.95        $1,122.47     $1,043.59    $964.62
May-27             $1,168.16        $1,145.53         $1,258.99        $1,134.66     $1,046.73    $972.07
Jun-27             $1,132.77        $1,126.85         $1,250.55        $1,126.84     $1,049.43    $981.38
Jul-27             $1,191.20        $1,200.10         $1,334.37        $1,132.44     $1,052.57    $962.76
Aug-27             $1,169.96        $1,207.15         $1,403.08        $1,141.05     $1,055.47    $957.17
Sep-27             $1,175.52        $1,270.63         $1,466.28        $1,143.10     $1,057.69    $962.76
Oct-27             $1,098.05        $1,229.85         $1,392.71        $1,154.37     $1,060.35    $968.34
Nov-27             $1,186.80        $1,329.15         $1,493.11        $1,165.57     $1,062.56    $966.48
Dec-27             $1,224.35        $1,376.35         $1,534.70        $1,173.91     $1,064.93    $964.62
Jan-28             $1,283.32        $1,388.37         $1,528.62        $1,169.68     $1,067.63    $962.76
Feb-28             $1,253.01        $1,348.14         $1,509.48        $1,176.84     $1,071.15    $953.45
Mar-28             $1,319.48        $1,454.99         $1,675.64        $1,182.19     $1,074.30    $953.45
Apr-28             $1,439.54        $1,544.56         $1,733.45        $1,181.76     $1,076.70    $955.31
May-28             $1,502.57        $1,576.15         $1,767.68        $1,172.65     $1,080.18    $960.90
Jun-28             $1,376.02        $1,490.25         $1,699.63        $1,177.50     $1,083.56    $953.45
Jul-28             $1,384.08        $1,502.63         $1,723.54        $1,151.90     $1,087.05    $953.45
Aug-28             $1,445.23        $1,619.08         $1,861.92        $1,160.71     $1,090.55    $955.31
Sep-28             $1,573.85        $1,706.73         $1,910.10        $1,156.00     $1,093.47    $962.76
Oct-28             $1,617.34        $1,716.54         $1,942.28        $1,174.22     $1,097.93    $960.90
Nov-28             $1,802.87        $1,917.92         $2,193.12        $1,174.61     $1,102.16    $959.03
Dec-28             $1,710.34        $1,940.60         $2,203.96        $1,175.13     $1,102.82    $955.31
Jan-29             $1,716.28        $2,007.86         $2,332.49        $1,164.56     $1,106.61    $953.45
Feb-29             $1,711.77        $2,020.81         $2,327.95        $1,146.29     $1,110.57    $951.58
Mar-29             $1,677.49        $1,952.04         $2,325.23        $1,129.82     $1,114.38    $947.86
Apr-29             $1,728.82        $1,972.60         $2,366.21        $1,160.90     $1,118.35    $944.14
May-29             $1,497.77        $1,816.92         $2,280.47        $1,142.13     $1,123.26    $949.72
Jun-29             $1,577.63        $1,981.21         $2,540.38        $1,154.68     $1,129.09    $953.45
Jul-29             $1,595.54        $2,028.63         $2,659.95        $1,154.65     $1,132.87    $962.76
Aug-29             $1,569.44        $2,110.64         $2,933.50        $1,150.71     $1,137.44    $966.48
Sep-29             $1,424.75        $2,047.13         $2,793.81        $1,153.87     $1,141.44    $964.62
Oct-29             $1,030.36        $1,620.02         $2,242.64        $1,197.95     $1,146.67    $964.62
Nov-29               $875.78        $1,427.38         $1,963.12        $1,226.27     $1,150.97    $962.76
Dec-29               $831.92        $1,413.97         $2,018.49        $1,215.33     $1,155.18    $957.17
Jan-30               $939.50        $1,507.32         $2,147.41        $1,208.42     $1,156.79    $953.45
Feb-30               $999.90        $1,537.67         $2,203.00        $1,223.99     $1,160.22    $949.72
Mar-30             $1,100.57        $1,676.08         $2,381.86        $1,234.19     $1,164.25    $944.14
Apr-30             $1,023.75        $1,605.29         $2,362.91        $1,232.23     $1,166.70    $949.72
May-30               $968.22        $1,552.53         $2,340.13        $1,249.42     $1,169.71    $944.14
Jun-30               $758.30        $1,283.05         $1,959.83        $1,255.77     $1,172.86    $938.55
Jul-30               $781.15        $1,335.97         $2,035.50        $1,260.09     $1,175.19    $925.52
Aug-30               $768.15        $1,325.32         $2,064.29        $1,261.74     $1,176.23    $919.93
Sep-30               $656.08        $1,139.77         $1,799.61        $1,271.03     $1,178.81    $925.52
Oct-30               $584.13        $1,042.35         $1,645.69        $1,275.53     $1,179.83    $919.93
Nov-30               $582.51        $1,024.30         $1,631.12        $1,280.93     $1,181.38    $912.48
Dec-30               $514.57          $922.48         $1,515.95        $1,271.95     $1,183.03    $899.44
Jan-31               $622.80        $1,001.04         $1,592.04        $1,256.51     $1,184.74    $886.41
Feb-31               $782.61        $1,123.38         $1,782.02        $1,267.22     $1,185.23    $873.37
Mar-31               $727.22        $1,045.32         $1,661.76        $1,280.45     $1,186.76    $867.79
Apr-31               $569.88          $906.02         $1,506.44        $1,291.42     $1,187.66    $862.20
May-31               $491.31          $770.91         $1,313.76        $1,310.16     $1,188.70    $852.89
Jun-31               $580.70          $898.07         $1,500.43        $1,310.66     $1,189.60    $843.58
Jul-31               $548.34          $839.20         $1,392.18        $1,305.11     $1,190.30    $841.72
Aug-31               $506.52          $836.83         $1,417.53        $1,306.73     $1,190.71    $839.85
Sep-31               $342.10          $577.49           $996.15        $1,270.05     $1,191.02    $836.13
Oct-31               $368.42          $636.03         $1,085.41        $1,228.13     $1,192.24    $830.54
Nov-31               $331.27          $579.44           $998.82        $1,231.47     $1,194.23    $821.23
Dec-31               $258.55          $494.68           $858.99        $1,204.42     $1,195.72    $813.78
Jan-32               $284.90          $509.01           $835.71        $1,208.49     $1,198.49    $797.02
Feb-32               $293.18          $516.03           $883.38        $1,258.44     $1,201.24    $785.85
Mar-32               $254.74          $457.40           $781.08        $1,256.13     $1,203.20    $782.12
Apr-32               $198.20          $373.85           $625.08        $1,331.97     $1,204.58    $776.54
May-32               $174.55          $276.12           $487.84        $1,306.93     $1,205.31    $765.36
Jun-32               $175.12          $291.66           $486.75        $1,315.43     $1,205.58    $759.78
Jul-32               $236.81          $408.13           $672.44        $1,378.73     $1,205.88    $759.78
Aug-32               $410.77          $622.27           $932.60        $1,379.11     $1,206.28    $750.47
Sep-32               $356.55          $585.06           $900.36        $1,386.98     $1,206.65    $746.74
Oct-32               $293.26          $486.85           $778.90        $1,384.62     $1,206.87    $741.16
Nov-32               $257.27          $458.47           $746.45        $1,389.07     $1,207.09    $737.43
Dec-32               $244.62          $462.38           $788.61        $1,407.27     $1,207.22    $729.98
Jan-33               $242.60          $474.99           $795.48        $1,428.15     $1,207.35    $718.81
Feb-33               $211.60          $412.75           $654.49        $1,391.24     $1,207.03    $707.64
Mar-33               $235.25          $435.84           $677.62        $1,404.72     $1,207.54    $702.05
Apr-33               $353.76          $672.24           $966.05        $1,400.21     $1,208.72    $700.19
May-33               $578.02          $911.85         $1,128.60        $1,442.58     $1,209.24    $702.05
Jun-33               $729.27        $1,055.34         $1,279.63        $1,449.76     $1,209.53    $709.50
Jul-33               $689.13          $937.86         $1,169.38        $1,447.31     $1,209.76    $729.98
Aug-33               $752.83        $1,085.67         $1,310.41        $1,453.70     $1,210.06    $737.43
Sep-33               $632.78          $945.40         $1,163.89        $1,457.05     $1,210.25    $737.43
Oct-33               $554.57          $845.33         $1,064.43        $1,443.79     $1,210.35    $737.43
Nov-33               $590.84          $914.73         $1,184.42        $1,422.24     $1,210.57    $737.43
Dec-33               $594.10          $943.96         $1,214.39        $1,406.22     $1,210.81    $733.71
Jan-34               $825.25        $1,141.21         $1,344.24        $1,442.39     $1,211.38    $737.43
Feb-34               $838.95        $1,125.43         $1,300.92        $1,454.10     $1,211.68    $743.02
Mar-34               $837.96        $1,139.23         $1,300.92        $1,482.74     $1,211.94    $743.02
Apr-34               $858.04        $1,120.16         $1,268.24        $1,501.36     $1,212.01    $741.16
May-34               $748.61        $1,019.94         $1,174.88        $1,521.05     $1,212.09    $743.02
Jun-34               $746.79        $1,047.37         $1,201.78        $1,531.26     $1,212.17    $744.88
Jul-34               $578.09          $880.11         $1,065.80        $1,537.38     $1,212.25    $744.88
Aug-34               $667.46          $947.33         $1,130.88        $1,519.19     $1,212.33    $746.74
Sep-34               $656.33          $943.77         $1,127.17        $1,497.04     $1,212.40    $757.92
Oct-34               $662.68          $927.71         $1,094.96        $1,524.34     $1,212.54    $752.33
Nov-34               $725.51        $1,035.54         $1,198.12        $1,530.01     $1,212.64    $750.47
Dec-34               $738.00        $1,051.25         $1,196.87        $1,547.21     $1,212.78    $748.61
Jan-35               $713.80          $999.67         $1,147.73        $1,575.33     $1,212.94    $759.78
Feb-35               $671.53          $968.33         $1,108.63        $1,589.78     $1,213.15    $765.37
Mar-35               $591.72          $916.92         $1,076.92        $1,596.38     $1,213.30    $763.50
Apr-35               $638.53          $988.91         $1,182.45        $1,608.94     $1,213.46    $770.95
May-35               $636.98        $1,011.22         $1,230.87        $1,599.84     $1,213.61    $767.23
Jun-35               $656.40        $1,078.84         $1,316.95        $1,614.56     $1,213.76    $765.37
Jul-35               $712.53        $1,163.72         $1,428.95        $1,621.95     $1,213.92    $761.64
Aug-35               $751.33        $1,197.17         $1,468.93        $1,600.33     $1,214.08    $761.64
Sep-35               $778.12        $1,227.20         $1,506.56        $1,601.71     $1,214.23    $765.37
Oct-35               $855.43        $1,303.50         $1,623.55        $1,611.45     $1,214.38    $765.37
Nov-35               $976.21        $1,383.13         $1,700.43        $1,613.00     $1,214.67    $769.09
Dec-35             $1,034.63        $1,488.92         $1,767.40        $1,624.33     $1,214.83    $770.95
Jan-36             $1,345.97        $1,601.93         $1,885.84        $1,633.30     $1,214.99    $770.95
Feb-36             $1,427.01        $1,649.04         $1,928.01        $1,646.55     $1,215.13    $767.23
Mar-36             $1,436.40        $1,655.55         $1,979.69        $1,664.06     $1,215.34    $763.50
Apr-36             $1,178.63        $1,493.48         $1,831.08        $1,669.93     $1,215.54    $763.50
May-36             $1,210.71        $1,561.43         $1,930.81        $1,676.69     $1,215.74    $763.50
Jun-36             $1,182.71        $1,556.60         $1,995.17        $1,680.26     $1,216.11    $770.95
Jul-36             $1,285.91        $1,691.43         $2,134.99        $1,690.34     $1,216.27    $774.68
Aug-36             $1,312.97        $1,735.39         $2,167.32        $1,709.09     $1,216.48    $780.26
Sep-36             $1,384.08        $1,775.44         $2,174.10        $1,703.77     $1,216.61    $782.13
Oct-36             $1,472.02        $1,877.39         $2,342.49        $1,704.75     $1,216.85    $780.26
Nov-36             $1,678.15        $1,991.19         $2,373.79        $1,739.74     $1,216.95    $780.26
Dec-36             $1,705.07        $2,031.04         $2,366.92        $1,746.40     $1,216.98    $780.26
Jan-37             $1,921.01        $2,131.18         $2,459.23        $1,744.15     $1,217.12    $785.85
Feb-37             $2,047.32        $2,189.11         $2,506.12        $1,759.21     $1,217.33    $787.71
Mar-37             $2,071.81        $2,197.54         $2,486.73        $1,686.82     $1,217.50    $793.30
Apr-37             $1,723.91        $2,007.84         $2,285.52        $1,693.38     $1,217.92    $797.02
May-37             $1,653.55        $1,967.76         $2,279.95        $1,702.30     $1,218.69    $800.75
Jun-37             $1,457.96        $1,853.17         $2,164.97        $1,699.29     $1,219.09    $802.61
Jul-37             $1,638.04        $2,016.16         $2,391.31        $1,722.77     $1,219.48    $806.33
Aug-37             $1,517.45        $1,918.33         $2,275.83        $1,704.81     $1,219.78    $808.20
Sep-37             $1,132.24        $1,575.54         $1,956.59        $1,712.45     $1,220.23    $815.65
Oct-37             $1,008.49        $1,417.30         $1,764.63        $1,719.70     $1,220.43    $811.92
Nov-37               $861.98        $1,271.11         $1,611.86        $1,736.14     $1,220.68    $806.33
Dec-37               $716.00        $1,176.66         $1,537.87        $1,750.45     $1,220.73    $804.47
Jan-38               $754.25        $1,199.89         $1,561.19        $1,760.50     $1,220.77    $793.30
Feb-38               $780.10        $1,275.59         $1,666.35        $1,769.61     $1,220.83    $785.85
Mar-38               $499.26          $926.87         $1,251.96        $1,763.13     $1,220.75    $785.85
Apr-38               $637.87        $1,102.88         $1,433.13        $1,800.11     $1,220.90    $789.57
May-38               $583.68        $1,030.97         $1,385.85        $1,808.08     $1,220.92    $785.85
Jun-38               $787.83        $1,324.78         $1,732.69        $1,808.89     $1,220.93    $785.85
Jul-38               $905.93        $1,478.37         $1,861.59        $1,816.71     $1,220.87    $787.71
Aug-38               $815.22        $1,411.60         $1,819.55        $1,816.71     $1,220.92    $785.85
Sep-38               $802.41        $1,395.86         $1,849.73        $1,820.80     $1,221.14    $785.85
Oct-38               $973.76        $1,585.76         $1,993.29        $1,836.60     $1,221.27    $782.13
Nov-38               $906.72        $1,548.89         $1,938.81        $1,832.58     $1,220.51    $780.26
Dec-38               $950.83        $1,620.68         $2,016.48        $1,847.29     $1,220.53    $782.13
Jan-39               $870.16        $1,492.03         $1,880.63        $1,858.17     $1,220.47    $778.40
Feb-39               $879.43        $1,563.57         $1,954.01        $1,873.01     $1,220.58    $774.68
Mar-39               $662.57        $1,298.19         $1,692.45        $1,896.44     $1,220.46    $772.82
Apr-39               $671.95        $1,298.44         $1,687.83        $1,918.77     $1,220.42    $770.95
May-39               $745.03        $1,417.67         $1,811.48        $1,951.49     $1,220.49    $770.95
Jun-39               $667.38        $1,316.06         $1,700.61        $1,946.22     $1,220.64    $770.95
Jul-39               $836.57        $1,494.57         $1,888.52        $1,968.27     $1,220.65    $770.95
Aug-39               $703.56        $1,335.06         $1,766.17        $1,928.77     $1,220.59    $770.95
Sep-39             $1,065.52        $1,655.55         $2,061.59        $1,823.69     $1,220.71    $785.85
Oct-39             $1,023.24        $1,663.91         $2,036.25        $1,898.42     $1,220.73    $782.13
Nov-39               $915.48        $1,552.63         $1,955.31        $1,929.12     $1,220.76    $782.13
Dec-39               $954.13        $1,606.86         $2,008.20        $1,957.02     $1,220.78    $778.40
Jan-40               $955.02        $1,572.21         $1,940.67        $1,953.71     $1,220.81    $776.54
Feb-40             $1,033.41        $1,609.62         $1,966.44        $1,958.96     $1,220.83    $782.13
Mar-40             $1,098.70        $1,652.84         $1,990.75        $1,993.58     $1,220.83    $780.26
Apr-40             $1,170.59        $1,668.63         $1,985.88        $1,986.60     $1,220.84    $780.26
May-40               $740.55        $1,224.37         $1,531.36        $1,927.18     $1,220.65    $782.13
Jun-40               $818.35        $1,310.25         $1,655.25        $1,976.91     $1,220.70    $783.99
Jul-40               $837.28        $1,367.01         $1,711.65        $1,987.17     $1,220.84    $782.13
Aug-40               $858.63        $1,397.02         $1,771.53        $1,992.73     $1,220.77    $780.26
Sep-40               $876.89        $1,439.34         $1,793.34        $2,014.71     $1,220.79    $782.13
Oct-40               $924.65        $1,533.39         $1,869.04        $2,020.99     $1,220.81    $782.13
Nov-40               $947.28        $1,520.61         $1,810.00        $2,062.35     $1,220.83    $782.13
Dec-40               $904.94        $1,514.61         $1,811.71        $2,076.14     $1,220.84    $785.85
Jan-41               $907.19        $1,447.98         $1,727.80        $2,034.49     $1,220.76    $785.85
Feb-41               $881.02        $1,425.43         $1,717.51        $2,038.60     $1,220.67    $785.85
Mar-41               $909.16        $1,434.28         $1,729.63        $2,058.13     $1,220.81    $789.58
Apr-41               $848.29        $1,350.23         $1,623.69        $2,084.74     $1,220.72    $797.02
May-41               $852.07        $1,373.34         $1,653.34        $2,090.45     $1,220.78    $802.61
Jun-41               $916.24        $1,455.31         $1,748.83        $2,104.20     $1,220.83    $817.51
Jul-41             $1,114.63        $1,597.06         $1,850.03        $2,108.73     $1,221.18    $821.23
Aug-41             $1,107.91        $1,599.49         $1,851.81        $2,112.53     $1,221.26    $828.68
Sep-41             $1,055.92        $1,582.88         $1,839.23        $2,110.08     $1,221.37    $843.58
Oct-41               $984.96        $1,492.20         $1,718.42        $2,139.64     $1,221.42    $852.89
Nov-41               $936.23        $1,466.01         $1,669.58        $2,133.35     $1,221.48    $860.34
Dec-41               $823.50        $1,386.79         $1,601.69        $2,095.50     $1,221.57    $862.20
Jan-42               $979.47        $1,442.65         $1,627.50        $2,110.03     $1,221.79    $873.38
Feb-42               $972.34        $1,419.37         $1,601.63        $2,112.43     $1,221.92    $880.83
Mar-42               $903.37        $1,350.22         $1,497.22        $2,131.79     $1,222.06    $892.00
Apr-42               $871.51        $1,277.73         $1,437.41        $2,125.56     $1,222.14    $897.58
May-42               $868.75        $1,322.89         $1,551.87        $2,141.55     $1,222.45    $906.90
Jun-42               $897.92        $1,350.12         $1,586.15        $2,142.18     $1,222.76    $908.76
Jul-42               $964.05        $1,409.67         $1,639.66        $2,145.95     $1,223.06    $912.48
Aug-42               $995.40        $1,443.18         $1,666.47        $2,154.01     $1,223.42    $918.07
Sep-42             $1,086.22        $1,486.91         $1,714.80        $2,154.71     $1,223.76    $919.93
Oct-42             $1,204.28        $1,614.53         $1,831.06        $2,159.94     $1,224.15    $929.24
Nov-42             $1,142.78        $1,590.13         $1,827.17        $2,152.38     $1,224.50    $934.83
Dec-42             $1,190.01        $1,667.32         $1,927.48        $2,162.94     $1,224.85    $942.28
Jan-43             $1,443.72        $1,822.18         $2,069.53        $2,170.02     $1,225.21    $942.28
Feb-43             $1,722.51        $1,971.77         $2,190.10        $2,168.83     $1,225.53    $944.14
Mar-43             $1,971.34        $2,161.08         $2,309.56        $2,170.84     $1,225.92    $959.03
Apr-43             $2,155.27        $2,203.45         $2,317.54        $2,181.30     $1,226.28    $970.21
May-43             $2,404.41        $2,339.50         $2,445.51        $2,192.29     $1,226.58    $977.66
Jun-43             $2,384.44        $2,373.03         $2,500.04        $2,196.31     $1,226.96    $975.79
Jul-43             $2,126.21        $2,224.56         $2,368.46        $2,196.14     $1,227.31    $968.35
Aug-43             $2,125.68        $2,257.23         $2,409.01        $2,200.68     $1,227.67    $964.62
Sep-43             $2,216.62        $2,320.33         $2,472.30        $2,203.08     $1,228.02    $968.35
Oct-43             $2,243.89        $2,302.65         $2,445.69        $2,204.17     $1,228.37    $972.07
Nov-43             $1,994.21        $2,123.66         $2,285.66        $2,204.06     $1,228.73    $970.21
Dec-43             $2,241.67        $2,312.41         $2,426.69        $2,208.02     $1,229.10    $972.07
Jan-44             $2,385.26        $2,377.54         $2,468.28        $2,212.67     $1,229.46    $970.21
Feb-44             $2,455.60        $2,402.51         $2,478.70        $2,219.75     $1,229.80    $968.34
Mar-44             $2,639.58        $2,478.52         $2,526.93        $2,224.38     $1,230.11    $968.34
Apr-44             $2,499.03        $2,404.83         $2,501.70        $2,227.35     $1,230.45    $973.93
May-44             $2,683.84        $2,549.56         $2,628.16        $2,233.54     $1,230.76    $977.66
Jun-44             $3,055.40        $2,752.95         $2,770.74        $2,235.29     $1,231.11    $979.52
Jul-44             $2,964.18        $2,715.81         $2,717.38        $2,243.40     $1,231.47    $985.10
Aug-44             $3,058.58        $2,780.75         $2,760.14        $2,249.44     $1,231.84    $988.83
Sep-44             $3,052.52        $2,778.43         $2,757.98        $2,252.60     $1,232.13    $988.83
Oct-44             $3,019.54        $2,773.27         $2,764.46        $2,255.30     $1,232.51    $988.83
Nov-44             $3,170.31        $2,833.12         $2,801.23        $2,260.63     $1,232.86    $988.83
Dec-44             $3,445.94        $3,000.86         $2,906.03        $2,270.17     $1,233.16    $992.55
Jan-45             $3,612.14        $3,097.63         $2,951.98        $2,298.91     $1,233.48    $992.55
Feb-45             $3,976.63        $3,344.41         $3,153.60        $2,316.53     $1,233.75    $990.69
Mar-45             $3,634.21        $3,180.96         $3,014.67        $2,321.29     $1,234.06    $990.69
Apr-45             $4,054.78        $3,469.09         $3,286.52        $2,358.49     $1,234.41    $992.55
May-45             $4,257.44        $3,546.04         $3,350.74        $2,371.76     $1,234.78  $1,000.00
Jun-45             $4,621.49        $3,632.16         $3,348.51        $2,411.79     $1,235.08  $1,009.31
Jul-45             $4,364.40        $3,513.68         $3,288.08        $2,391.07     $1,235.45  $1,011.18
Aug-45             $4,607.31        $3,745.37         $3,498.91        $2,397.26     $1,235.82  $1,011.18
Sep-45             $4,920.18        $3,986.30         $3,652.31        $2,410.26     $1,236.17  $1,007.45
Oct-45             $5,264.92        $4,198.49         $3,769.84        $2,435.40     $1,236.55  $1,007.45
Nov-45             $5,882.19        $4,627.31         $3,919.27        $2,465.95     $1,236.85  $1,011.18
Dec-45             $5,982.52        $4,704.74         $3,964.87        $2,513.86     $1,237.22  $1,014.90
Jan-46             $6,916.84        $5,047.31         $4,248.08        $2,520.20     $1,237.60  $1,014.90
Feb-46             $6,476.45        $4,700.01         $3,975.85        $2,528.22     $1,237.93  $1,011.18
Mar-46             $6,653.45        $5,042.66         $4,166.82        $2,530.79     $1,238.29  $1,018.62
Apr-46             $7,116.59        $5,262.53         $4,330.45        $2,496.54     $1,238.66  $1,024.21
May-46             $7,537.28        $5,558.22         $4,455.11        $2,493.47     $1,239.03  $1,029.80
Jun-46             $7,188.73        $5,254.09         $4,290.19        $2,510.94     $1,239.36  $1,040.97
Jul-46             $6,808.07        $5,041.08         $4,187.76        $2,500.92     $1,239.76  $1,102.42
Aug-46             $6,230.35        $4,678.93         $3,905.62        $2,473.03     $1,240.12  $1,126.63
Sep-46             $5,231.83        $4,077.61         $3,516.23        $2,470.71     $1,240.49  $1,139.67
Oct-46             $5,170.06        $4,023.43         $3,495.08        $2,488.94     $1,240.86  $1,162.01
Nov-46             $5,097.11        $4,026.05         $3,485.66        $2,475.47     $1,241.22  $1,189.95
Dec-46             $5,287.04        $4,246.17         $3,644.85        $2,511.30     $1,241.59  $1,199.26
Jan-47             $5,509.44        $4,311.84         $3,737.76        $2,509.75     $1,241.96  $1,199.26
Feb-47             $5,486.94        $4,280.18         $3,709.12        $2,515.02     $1,242.30  $1,197.39
Mar-47             $5,302.59        $4,190.09         $3,653.83        $2,520.00     $1,242.67  $1,223.46
Apr-47             $4,755.84        $3,878.37         $3,521.36        $2,510.75     $1,243.03  $1,223.46
May-47             $4,502.03        $3,758.94         $3,526.19        $2,519.14     $1,243.38  $1,219.74
Jun-47             $4,750.37        $3,993.12         $3,721.41        $2,521.71     $1,243.76  $1,229.05
Jul-47             $5,125.25        $4,235.82         $3,863.32        $2,537.47     $1,244.13  $1,240.23
Aug-47             $5,106.30        $4,177.01         $3,784.87        $2,558.11     $1,244.47  $1,253.26
Sep-47             $5,165.08        $4,196.73         $3,742.87        $2,546.98     $1,245.28  $1,283.06
Oct-47             $5,310.95        $4,302.58         $3,832.05        $2,537.45     $1,246.08  $1,283.06
Nov-47             $5,150.28        $4,185.73         $3,764.99        $2,493.28     $1,246.86  $1,290.51
Dec-47             $5,335.41        $4,300.31         $3,852.90        $2,445.43     $1,247.84  $1,307.27
Jan-48             $5,253.50        $4,206.60         $3,706.85        $2,450.38     $1,248.75  $1,322.16
Feb-48             $4,842.33        $3,984.74         $3,563.01        $2,461.76     $1,249.65  $1,310.99
Mar-48             $5,319.64        $4,365.28         $3,845.51        $2,470.18     $1,250.76  $1,307.27
Apr-48             $5,515.15        $4,568.31         $3,957.72        $2,481.22     $1,251.78  $1,325.89
May-48             $6,099.32        $4,928.66         $4,305.42        $2,516.26     $1,252.73  $1,335.20
Jun-48             $6,128.48        $4,852.33         $4,328.64        $2,495.12     $1,253.87  $1,344.51
Jul-48             $5,774.14        $4,614.14         $4,108.84        $2,489.83     $1,254.89  $1,361.27
Aug-48             $5,777.66        $4,637.96         $4,173.65        $2,490.18     $1,255.97  $1,366.86
Sep-48             $5,473.89        $4,436.77         $4,058.66        $2,493.66     $1,256.42  $1,366.86
Oct-48             $5,828.11        $4,680.25         $4,346.88        $2,495.51     $1,256.92  $1,361.27
Nov-48             $5,177.41        $4,197.64         $3,929.01        $2,514.42     $1,257.41  $1,351.96
Dec-48             $5,222.73        $4,303.69         $4,064.86        $2,528.54     $1,257.97  $1,342.65
Jan-49             $5,317.90        $4,363.02         $4,080.90        $2,549.21     $1,259.17  $1,340.78
Feb-49             $5,062.01        $4,234.22         $3,960.25        $2,561.66     $1,260.28  $1,325.89
Mar-49             $5,380.23        $4,459.50         $4,090.27        $2,580.74     $1,261.51  $1,329.61
Apr-49             $5,199.36        $4,316.72         $4,016.94        $2,583.71     $1,262.67  $1,331.47
May-49             $4,906.05        $4,195.58         $3,913.38        $2,588.73     $1,263.95  $1,329.61
Jun-49             $4,858.85        $4,172.30         $3,918.90        $2,631.98     $1,265.16  $1,331.47
Jul-49             $5,184.79        $4,435.85         $4,173.51        $2,640.78     $1,266.26  $1,322.16
Aug-49             $5,317.75        $4,534.47         $4,265.08        $2,670.12     $1,267.41  $1,325.89
Sep-49             $5,577.93        $4,736.17         $4,377.18        $2,667.08     $1,268.50  $1,331.47
Oct-49             $5,841.35        $4,871.87         $4,526.08        $2,672.09     $1,269.64  $1,324.03
Nov-49             $5,850.62        $4,966.59         $4,605.09        $2,677.71     $1,270.70  $1,325.89
Dec-49             $6,254.13        $5,281.43         $4,828.75        $2,691.60     $1,271.84  $1,318.44
Jan-50             $6,561.56        $5,432.96         $4,923.82        $2,675.13     $1,273.02  $1,312.85
Feb-50             $6,706.48        $5,522.59         $5,022.01        $2,680.79     $1,274.10  $1,309.13
Mar-50             $6,681.57        $5,523.15         $5,057.01        $2,682.99     $1,275.32  $1,314.71
Apr-50             $6,956.41        $5,747.29         $5,302.69        $2,691.04     $1,276.41  $1,316.58
May-50             $7,133.70        $5,902.94         $5,572.67        $2,699.95     $1,277.73  $1,322.16
Jun-50             $6,579.50        $5,475.03         $5,267.03        $2,693.20     $1,278.97  $1,329.61
Jul-50             $6,968.59        $5,665.12         $5,329.55        $2,708.14     $1,280.23  $1,342.65
Aug-50             $7,337.80        $5,913.12         $5,565.56        $2,711.92     $1,281.47  $1,353.82
Sep-50             $7,720.24        $6,278.31         $5,894.90        $2,692.29     $1,282.77  $1,363.13
Oct-50             $7,674.87        $6,203.99         $5,949.46        $2,679.44     $1,284.26  $1,370.58
Nov-50             $7,922.34        $6,425.10         $6,049.99        $2,688.83     $1,285.62  $1,376.17
Dec-50             $8,677.42        $6,879.51         $6,360.08        $2,693.19     $1,287.04  $1,394.79
Jan-51             $9,398.03        $7,391.97         $6,765.18        $2,708.76     $1,288.66  $1,417.13
Feb-51             $9,455.16        $7,472.68         $6,871.38        $2,688.75     $1,290.01  $1,433.89
Mar-51             $9,003.91        $7,227.83         $6,764.21        $2,646.45     $1,291.39  $1,439.48
Apr-51             $9,334.12        $7,553.25         $7,108.74        $2,629.91     $1,293.05  $1,441.34
May-51             $9,025.61        $7,398.51         $6,896.40        $2,611.74     $1,294.66  $1,446.93
Jun-51             $8,548.47        $7,070.06         $6,739.37        $2,595.65     $1,296.16  $1,445.07
Jul-51             $8,867.34        $7,574.71         $7,218.46        $2,631.56     $1,297.91  $1,446.93
Aug-51             $9,403.43        $7,869.24         $7,563.27        $2,657.50     $1,299.64  $1,446.93
Sep-51             $9,605.66        $8,050.96         $7,573.02        $2,636.37     $1,301.22  $1,456.24
Oct-51             $9,392.15        $7,863.88         $7,494.88        $2,639.06     $1,303.25  $1,463.69
Nov-51             $9,314.04        $8,018.98         $7,566.75        $2,603.17     $1,304.65  $1,471.14
Dec-51             $9,354.57        $8,166.06         $7,887.55        $2,587.32     $1,306.26  $1,476.72
Jan-52             $9,533.32        $8,293.08         $8,030.23        $2,594.61     $1,308.28  $1,476.72
Feb-52             $9,247.79        $8,140.34         $7,804.03        $2,598.23     $1,309.78  $1,467.41
Mar-52             $9,410.00        $8,437.24         $8,196.58        $2,626.99     $1,311.19  $1,467.41
Apr-52             $8,921.53        $8,032.54         $7,866.97        $2,671.84     $1,312.72  $1,473.00
May-52             $8,949.87        $8,253.96         $8,136.85        $2,662.89     $1,314.44  $1,474.86
Jun-52             $9,193.01        $8,535.68         $8,535.84        $2,663.69     $1,316.39  $1,478.59
Jul-52             $9,296.25        $8,657.79         $8,703.41        $2,658.47     $1,318.38  $1,489.76
Aug-52             $9,291.10        $8,635.01         $8,641.73        $2,639.88     $1,320.31  $1,491.62
Sep-52             $9,141.68        $8,480.39         $8,489.82        $2,605.57     $1,322.47  $1,489.76
Oct-52             $9,047.49        $8,412.38         $8,507.11        $2,644.06     $1,324.31  $1,491.62
Nov-52             $9,485.88        $8,879.80         $8,992.83        $2,639.99     $1,325.70  $1,491.62
Dec-52             $9,637.73        $9,128.97         $9,336.29        $2,617.33     $1,327.89  $1,489.76
Jan-53            $10,031.94        $9,251.10         $9,290.61        $2,620.42     $1,330.04  $1,486.04
Feb-53            $10,301.71        $9,314.08         $9,192.00        $2,597.67     $1,331.90  $1,478.59
Mar-53            $10,232.76        $9,222.82         $8,996.79        $2,574.78     $1,334.35  $1,482.31
Apr-53             $9,938.64        $8,993.10         $8,783.34        $2,547.72     $1,336.52  $1,484.17
May-53            $10,079.26        $9,025.92         $8,851.13        $2,510.14     $1,338.82  $1,487.90
Jun-53             $9,589.21        $8,783.14         $8,732.10        $2,566.02     $1,341.28  $1,493.48
Jul-53             $9,734.91        $8,926.88         $8,970.85        $2,576.11     $1,343.23  $1,497.21
Aug-53             $9,123.38        $8,492.99         $8,521.40        $2,574.18     $1,345.47  $1,500.93
Sep-53             $8,884.04        $8,454.98         $8,550.64        $2,651.23     $1,347.65  $1,502.80
Oct-53             $9,143.04        $8,818.08         $9,012.04        $2,670.95     $1,349.34  $1,506.52
Nov-53             $9,258.36        $9,055.16         $9,195.66        $2,657.75     $1,350.38  $1,500.93
Dec-53             $9,012.51        $9,031.92         $9,243.94        $2,712.53     $1,352.10  $1,499.07
Jan-54             $9,694.17        $9,614.79         $9,739.48        $2,736.75     $1,353.58  $1,502.80
Feb-54             $9,785.62        $9,808.39         $9,847.78        $2,802.33     $1,354.54  $1,500.93
Mar-54             $9,964.71       $10,152.14        $10,167.88        $2,818.67     $1,355.59  $1,499.07
Apr-54            $10,104.46       $10,387.65        $10,692.50        $2,847.92     $1,356.80  $1,495.35
May-54            $10,560.58       $10,843.02        $11,138.97        $2,823.14     $1,357.49  $1,500.93
Jun-54            $10,651.22       $11,023.48        $11,173.31        $2,869.05     $1,358.29  $1,502.80
Jul-54            $11,511.62       $11,728.34        $11,831.24        $2,907.62     $1,358.98  $1,502.80
Aug-54            $11,528.22       $11,545.73        $11,505.57        $2,897.16     $1,359.66  $1,500.93
Sep-54            $12,000.47       $12,081.24        $12,485.26        $2,894.35     $1,360.84  $1,497.21
Oct-54            $12,082.27       $12,036.58        $12,276.59        $2,896.16     $1,361.79  $1,493.49
Nov-54            $13,023.69       $13,216.38        $13,392.65        $2,888.95     $1,362.65  $1,495.35
Dec-54            $14,472.54       $14,096.06        $14,108.43        $2,907.48     $1,363.78  $1,491.62
Jan-55            $14,763.65       $14,230.58        $14,386.83        $2,837.38     $1,364.89  $1,491.62
Feb-55            $15,471.44       $14,784.93        $14,528.23        $2,815.17     $1,366.05  $1,491.62
Mar-55            $15,602.39       $14,723.67        $14,484.76        $2,839.75     $1,367.40  $1,491.62
Apr-55            $15,836.67       $15,077.00        $15,058.92        $2,839.99     $1,368.83  $1,491.62
May-55            $15,959.95       $15,192.07        $15,142.22        $2,860.69     $1,370.73  $1,491.62
Jun-55            $16,428.16       $15,765.27        $16,416.40        $2,838.92     $1,372.13  $1,491.62
Jul-55            $16,532.97       $15,811.24        $17,436.68        $2,809.88     $1,373.50  $1,497.21
Aug-55            $16,487.00       $15,967.76        $17,392.60        $2,811.03     $1,375.67  $1,493.48
Sep-55            $16,667.25       $15,726.37        $17,618.16        $2,831.54     $1,377.90  $1,499.07
Oct-55            $16,384.45       $15,424.13        $17,117.89        $2,872.35     $1,380.40  $1,499.07
Nov-55            $17,151.90       $16,408.97        $18,532.93        $2,859.43     $1,382.75  $1,500.93
Dec-55            $17,430.84       $16,747.90        $18,561.43        $2,869.90     $1,385.25  $1,497.21
Jan-56            $17,348.40       $16,232.48        $17,916.59        $2,893.75     $1,388.30  $1,495.35
Feb-56            $17,830.35       $16,832.65        $18,656.63        $2,893.11     $1,390.95  $1,495.35
Mar-56            $18,598.07       $17,749.00        $19,981.61        $2,850.03     $1,393.06  $1,497.21
Apr-56            $18,685.06       $17,812.91        $19,973.36        $2,817.86     $1,395.64  $1,499.07
May-56            $17,941.88       $17,171.26        $18,788.50        $2,881.37     $1,398.85  $1,506.52
Jun-56            $18,041.87       $17,685.33        $19,557.49        $2,889.22     $1,401.62  $1,515.83
Jul-56            $18,552.33       $18,497.56        $20,594.29        $2,828.95     $1,404.65  $1,527.00
Aug-56            $18,303.24       $18,046.94        $19,918.80        $2,776.19     $1,406.98  $1,525.14
Sep-56            $17,826.52       $17,334.29        $19,042.55        $2,789.95     $1,409.57  $1,527.00
Oct-56            $18,012.73       $17,472.01        $19,168.52        $2,774.77     $1,413.06  $1,536.31
Nov-56            $18,108.43       $17,699.20        $19,071.79        $2,758.84     $1,415.95  $1,536.31
Dec-56            $18,177.39       $18,117.87        $19,778.31        $2,709.57     $1,419.31  $1,540.04
Jan-57            $18,606.52       $17,948.81        $18,985.81        $2,803.25     $1,423.10  $1,541.90
Feb-57            $18,234.26       $17,605.52        $18,484.85        $2,810.27     $1,426.50  $1,547.49
Mar-57            $18,539.52       $17,988.55        $18,882.24        $2,803.52     $1,429.79  $1,551.21
Apr-57            $18,999.99       $18,558.99        $19,614.25        $2,741.42     $1,433.39  $1,556.80
May-57            $19,143.25       $19,011.64        $20,471.88        $2,735.17     $1,437.06  $1,560.52
Jun-57            $19,283.36       $18,759.35        $20,480.52        $2,685.83     $1,440.52  $1,569.83
Jul-57            $19,166.90       $18,824.43        $20,748.57        $2,674.85     $1,444.78  $1,577.28
Aug-57            $18,427.37       $17,718.59        $19,700.54        $2,675.32     $1,448.42  $1,579.14
Sep-57            $17,594.67       $16,833.21        $18,515.55        $2,695.66     $1,452.14  $1,581.01
Oct-57            $16,130.60       $15,935.43        $17,956.86        $2,682.13     $1,456.34  $1,581.01
Nov-57            $16,313.52       $16,436.53        $18,372.33        $2,825.04     $1,460.37  $1,586.59
Dec-57            $15,528.92       $15,797.84        $17,645.72        $2,911.66     $1,463.87  $1,586.59
Jan-58            $17,244.89       $17,232.73        $18,431.15        $2,887.09     $1,467.92  $1,595.91
Feb-58            $16,951.71       $17,072.29        $18,170.37        $2,916.09     $1,469.69  $1,597.77
Mar-58            $17,750.17       $17,748.51        $18,766.56        $2,945.87     $1,471.08  $1,608.94
Apr-58            $18,417.61       $18,230.88        $19,399.53        $3,000.77     $1,472.27  $1,612.67
May-58            $19,131.20       $18,883.14        $19,810.40        $3,001.03     $1,473.88  $1,612.67
Jun-58            $19,751.58       $19,466.06        $20,363.05        $2,953.10     $1,474.32  $1,614.53
Jul-58            $20,722.39       $20,452.56        $21,276.78        $2,870.98     $1,475.30  $1,616.39
Aug-58            $21,610.12       $21,045.51        $21,650.99        $2,745.94     $1,475.97  $1,614.53
Sep-58            $22,729.50       $22,049.97        $22,734.67        $2,713.82     $1,478.78  $1,614.53
Oct-58            $23,654.71       $22,740.22        $23,347.78        $2,751.40     $1,481.50  $1,614.53
Nov-58            $24,828.29       $23,702.15        $24,011.86        $2,784.52     $1,483.11  $1,616.39
Dec-58            $25,605.12       $24,646.97        $25,297.55        $2,734.23     $1,486.43  $1,614.53
Jan-59            $27,076.41       $25,315.15        $25,430.44        $2,712.28     $1,489.48  $1,616.39
Feb-59            $27,875.19       $26,097.69        $25,554.33        $2,744.12     $1,492.28  $1,614.53
Mar-59            $27,950.57       $26,298.43        $25,605.06        $2,748.69     $1,495.53  $1,614.53
Apr-59            $28,276.78       $27,158.99        $26,635.00        $2,716.58     $1,498.51  $1,616.39
May-59            $28,315.32       $27,464.48        $27,273.23        $2,715.09     $1,501.79  $1,618.25
Jun-59            $28,196.14       $27,631.22        $27,212.81        $2,717.93     $1,505.47  $1,625.70
Jul-59            $29,118.49       $28,420.42        $28,199.50        $2,734.22     $1,509.27  $1,629.42
Aug-59            $28,862.77       $27,987.43        $27,910.57        $2,722.96     $1,512.08  $1,627.56
Sep-59            $27,618.88       $26,650.95        $26,674.27        $2,707.57     $1,516.74  $1,633.15
Oct-59            $28,245.19       $27,355.76        $27,016.60        $2,748.29     $1,521.31  $1,638.73
Nov-59            $28,873.02       $27,996.95        $27,519.17        $2,715.67     $1,525.20  $1,638.73
Dec-59            $29,803.92       $28,267.43        $28,321.90        $2,672.51     $1,530.31  $1,638.73
Jan-60            $28,890.64       $26,746.13        $26,340.44        $2,702.40     $1,535.39  $1,636.87
Feb-60            $29,034.11       $27,007.66        $26,728.86        $2,757.50     $1,539.78  $1,638.74
Mar-60            $28,119.65       $26,463.78        $26,400.23        $2,835.27     $1,545.12  $1,638.74
Apr-60            $27,594.12       $26,124.25        $25,975.66        $2,787.13     $1,548.13  $1,648.05
May-60            $28,158.42       $26,938.70        $26,821.30        $2,829.42     $1,552.37  $1,648.05
Jun-60            $29,115.98       $27,607.05        $27,388.19        $2,878.25     $1,556.07  $1,651.77
Jul-60            $28,564.61       $27,199.04        $26,748.24        $2,984.04     $1,558.14  $1,651.77
Aug-60            $30,063.51       $28,019.96        $27,596.32        $2,963.96     $1,560.72  $1,651.77
Sep-60            $27,844.01       $26,488.59        $25,968.44        $2,986.26     $1,563.18  $1,653.63
Oct-60            $26,728.13       $25,998.05        $25,949.04        $2,977.87     $1,566.56  $1,661.08
Nov-60            $27,896.26       $27,593.75        $27,154.40        $2,958.21     $1,568.62  $1,662.94
Dec-60            $28,822.97       $28,858.35        $28,454.91        $3,040.75     $1,571.06  $1,662.94
Jan-61            $31,460.21       $31,170.31        $30,291.19        $3,008.21     $1,574.00  $1,662.94
Feb-61            $33,313.91       $32,876.41        $31,257.08        $3,068.39     $1,576.26  $1,662.94
Mar-61            $35,375.95       $34,440.64        $32,099.62        $3,056.89     $1,579.47  $1,662.94
Apr-61            $35,825.15       $34,448.39        $32,262.43        $3,092.08     $1,582.23  $1,662.94
May-61            $37,355.42       $35,742.20        $33,033.05        $3,077.89     $1,585.04  $1,662.94
Jun-61            $35,325.75       $34,344.89        $32,124.84        $3,054.89     $1,588.23  $1,664.81
Jul-61            $35,436.32       $34,885.07        $33,223.15        $3,065.47     $1,591.12  $1,672.25
Aug-61            $35,898.16       $36,051.52        $34,029.35        $3,053.91     $1,593.37  $1,670.39
Sep-61            $34,682.36       $35,143.06        $33,404.46        $3,093.35     $1,596.05  $1,674.12
Oct-61            $35,589.90       $36,202.80        $34,400.65        $3,115.35     $1,599.01  $1,674.12
Nov-61            $37,771.88       $37,603.31        $35,939.70        $3,109.06     $1,601.48  $1,674.12
Dec-61            $38,071.63       $37,242.24        $36,106.00        $3,070.35     $1,604.47  $1,674.12
Jan-62            $38,590.93       $36,434.94        $34,783.87        $3,066.02     $1,608.33  $1,674.12
Feb-62            $39,314.32       $36,985.43        $35,511.48        $3,097.60     $1,611.58  $1,677.84
Mar-62            $39,537.39       $36,644.98        $35,349.05        $3,176.06     $1,614.86  $1,681.57
Apr-62            $36,463.91       $34,305.05        $33,204.21        $3,202.11     $1,618.49  $1,685.29
May-62            $32,785.54       $30,881.79        $30,511.84        $3,216.76     $1,622.38  $1,685.29
Jun-62            $30,212.73       $28,212.06        $28,060.86        $3,192.48     $1,625.55  $1,685.29
Jul-62            $32,517.57       $29,842.49        $29,890.57        $3,157.71     $1,629.88  $1,689.01
Aug-62            $33,457.94       $30,590.13        $30,511.69        $3,216.80     $1,633.70  $1,689.01
Sep-62            $31,253.77       $28,948.54        $29,092.41        $3,236.36     $1,637.07  $1,698.33
Oct-62            $30,087.19       $28,641.60        $29,278.54        $3,263.46     $1,641.25  $1,696.46
Nov-62            $33,841.80       $32,374.78        $32,459.19        $3,270.37     $1,644.53  $1,696.46
Dec-62            $33,540.10       $32,500.33        $32,954.48        $3,281.79     $1,648.33  $1,694.60
Jan-63            $36,579.94       $34,507.58        $34,620.50        $3,281.46     $1,652.46  $1,696.46
Feb-63            $36,705.11       $33,900.56        $33,794.21        $3,283.94     $1,656.21  $1,698.33
Mar-63            $37,251.07       $34,648.33        $35,045.27        $3,286.78     $1,660.00  $1,700.19
Apr-63            $38,412.18       $36,161.39        $36,798.34        $3,282.90     $1,664.21  $1,700.19
May-63            $40,088.18       $37,086.69        $37,510.06        $3,290.30     $1,668.25  $1,700.19
Jun-63            $39,613.50       $36,408.30        $36,805.43        $3,296.66     $1,672.02  $1,707.64
Jul-63            $39,743.63       $35,854.68        $36,725.86        $3,306.87     $1,676.50  $1,715.09
Aug-63            $41,799.21       $37,855.33        $38,691.50        $3,313.97     $1,680.66  $1,715.09
Sep-63            $41,118.30       $37,082.70        $38,317.93        $3,315.43     $1,685.25  $1,715.09
Oct-63            $42,090.09       $37,490.58        $39,616.57        $3,306.87     $1,690.17  $1,716.95
Nov-63            $41,642.25       $37,310.51        $39,434.57        $3,323.67     $1,694.74  $1,718.81
Dec-63            $41,443.95       $37,867.48        $40,468.50        $3,321.61     $1,699.70  $1,722.54
Jan-64            $42,580.55       $38,348.97        $41,612.10        $3,317.09     $1,704.72  $1,724.40
Feb-64            $44,134.02       $39,386.84        $42,222.47        $3,313.47     $1,709.20  $1,722.54
Mar-64            $45,099.18       $40,628.51        $42,917.11        $3,325.70     $1,714.54  $1,724.40
Apr-64            $45,520.14       $40,487.61        $43,237.70        $3,341.24     $1,719.57  $1,726.26
May-64            $46,233.80       $41,130.43        $43,939.67        $3,358.02     $1,723.96  $1,726.26
Jun-64            $46,985.47       $41,895.01        $44,721.49        $3,381.19     $1,729.22  $1,729.99
Jul-64            $48,856.86       $42,858.47        $45,591.95        $3,383.75     $1,734.35  $1,733.71
Aug-64            $48,715.32       $42,740.73        $45,054.78        $3,390.49     $1,739.27  $1,731.85
Sep-64            $50,675.87       $44,257.99        $46,409.22        $3,407.28     $1,744.15  $1,735.57
Oct-64            $51,716.09       $45,139.92        $46,855.77        $3,421.99     $1,749.26  $1,737.44
Nov-64            $51,772.05       $45,238.19        $46,877.84        $3,427.78     $1,754.33  $1,741.16
Dec-64            $51,192.67       $45,060.85        $47,138.81        $3,438.07     $1,759.79  $1,743.02
Jan-65            $53,901.63       $47,461.24        $48,762.93        $3,451.81     $1,764.77  $1,743.02
Feb-65            $56,003.09       $48,870.75        $48,913.31        $3,456.63     $1,770.03  $1,743.02
Mar-65            $57,335.46       $48,899.73        $48,264.33        $3,475.18     $1,776.38  $1,744.89
Apr-65            $60,252.06       $50,534.30        $49,984.04        $3,487.86     $1,781.81  $1,750.47
May-65            $59,781.61       $50,269.96        $49,832.58        $3,494.06     $1,787.35  $1,754.20
Jun-65            $54,397.50       $46,496.99        $47,476.80        $3,510.60     $1,793.67  $1,763.51
Jul-65            $56,837.34       $47,958.95        $48,176.65        $3,518.31     $1,799.23  $1,765.37
Aug-65            $60,219.61       $50,062.14        $49,487.73        $3,513.77     $1,805.17  $1,761.65
Sep-65            $62,310.38       $51,631.49        $51,139.78        $3,501.90     $1,810.81  $1,765.37
Oct-65            $65,875.96       $53,814.37        $52,617.82        $3,511.39     $1,816.51  $1,767.23
Nov-65            $68,319.04       $55,647.99        $52,452.71        $3,489.55     $1,822.87  $1,770.96
Dec-65            $72,567.39       $56,688.71        $53,008.08        $3,462.47     $1,828.90  $1,776.54
Jan-66            $78,050.58       $58,355.59        $53,334.98        $3,426.53     $1,835.83  $1,776.54
Feb-66            $80,479.36       $58,637.39        $52,634.43        $3,340.86     $1,842.21  $1,787.72
Mar-66            $78,934.80       $57,188.63        $51,555.42        $3,439.89     $1,849.30  $1,793.30
Apr-66            $81,644.63       $59,145.23        $52,687.89        $3,418.32     $1,855.62  $1,800.75
May-66            $73,797.11       $55,298.54        $50,095.75        $3,398.02     $1,863.28  $1,802.61
Jun-66            $73,708.56       $55,090.01        $49,362.90        $3,392.68     $1,870.28  $1,808.20
Jul-66            $73,617.01       $54,321.40        $48,768.72        $3,380.16     $1,876.90  $1,813.79
Aug-66            $65,669.10       $49,741.56        $45,233.57        $3,310.46     $1,884.60  $1,823.10
Sep-66            $64,594.88       $49,148.54        $44,993.02        $3,420.45     $1,892.15  $1,826.82
Oct-66            $63,901.91       $50,335.62        $47,214.46        $3,498.48     $1,900.72  $1,834.27
Nov-66            $67,041.28       $52,094.00        $47,661.86        $3,446.53     $1,908.28  $1,834.27
Dec-66            $67,479.13       $53,393.22        $47,673.73        $3,588.91     $1,915.95  $1,836.13
Jan-67            $79,884.02       $59,579.68        $51,477.90        $3,644.23     $1,924.21  $1,836.13
Feb-67            $83,474.81       $60,163.50        $51,846.43        $3,563.77     $1,931.08  $1,837.99
Mar-67            $88,606.34       $63,657.98        $53,967.37        $3,634.32     $1,938.61  $1,841.72
Apr-67            $91,003.40       $66,184.57        $56,324.71        $3,528.49     $1,944.90  $1,845.44
May-67            $90,232.33       $65,230.65        $53,640.62        $3,514.80     $1,951.39  $1,851.03
Jun-67            $99,410.67       $68,071.18        $54,658.29        $3,405.14     $1,956.58  $1,856.61
Jul-67           $108,862.34       $71,990.65        $57,215.09        $3,428.38     $1,962.74  $1,865.93
Aug-67           $109,084.97       $72,150.04        $56,816.53        $3,399.47     $1,968.85  $1,871.51
Sep-67           $115,244.34       $74,213.46        $58,758.12        $3,397.95     $1,975.16  $1,875.24
Oct-67           $111,661.86       $71,356.76        $57,135.93        $3,262.06     $1,982.94  $1,880.82
Nov-67           $112,964.50       $71,876.38        $57,507.08        $3,197.96     $1,989.98  $1,886.41
Dec-67           $123,870.43       $74,622.70        $59,103.82        $3,259.41     $1,996.61  $1,892.00
Jan-68           $125,779.40       $72,803.10        $56,591.91        $3,366.26     $2,004.68  $1,899.44
Feb-68           $116,860.64       $69,288.61        $55,113.34        $3,355.08     $2,012.45  $1,905.03
Mar-68           $115,586.15       $69,409.79        $55,717.76        $3,284.09     $2,020.10  $1,914.34
Apr-68           $132,468.44       $77,068.68        $60,362.95        $3,358.56     $2,028.77  $1,919.93
May-68           $145,697.66       $80,528.83        $61,334.07        $3,372.95     $2,037.82  $1,925.52
Jun-68           $146,136.79       $81,731.45        $61,980.47        $3,450.53     $2,046.48  $1,936.69
Jul-68           $141,088.06       $78,697.82        $60,916.14        $3,550.30     $2,056.24  $1,946.00
Aug-68           $146,266.41       $80,475.53        $61,913.34        $3,549.27     $2,064.92  $1,951.59
Sep-68           $155,033.92       $85,280.72        $64,387.09        $3,512.96     $2,073.71  $1,957.18
Oct-68           $155,505.37       $86,279.44        $64,945.26        $3,466.49     $2,082.76  $1,968.35
Nov-68           $167,387.54       $92,663.60        $68,393.20        $3,373.27     $2,091.61  $1,975.80
Dec-68           $168,428.52       $90,068.47        $65,641.54        $3,250.92     $2,100.55  $1,981.38
Jan-69           $165,633.62       $89,305.77        $65,192.81        $3,184.09     $2,111.61  $1,986.97
Feb-69           $149,238.05       $83,279.95        $62,414.49        $3,197.35     $2,121.35  $1,994.42
Mar-69           $155,141.90       $84,835.12        $64,653.36        $3,200.65     $2,131.19  $2,011.18
Apr-69           $161,264.89       $85,996.26        $66,131.02        $3,337.18     $2,142.55  $2,024.22
May-69           $164,062.67       $85,993.94        $66,303.22        $3,173.59     $2,152.91  $2,029.80
Jun-69           $144,953.97       $78,521.41        $62,707.99        $3,241.62     $2,163.93  $2,042.84
Jul-69           $129,448.82       $72,910.50        $59,024.21        $3,267.31     $2,175.43  $2,052.15
Aug-69           $138,925.38       $77,050.80        $61,704.50        $3,244.83     $2,186.41  $2,061.46
Sep-69           $135,301.37       $76,235.83        $60,250.87        $3,072.50     $2,200.00  $2,070.77
Oct-69           $143,552.05       $82,457.13        $63,013.67        $3,184.72     $2,213.12  $2,078.22
Nov-69           $135,552.18       $79,262.00        $61,140.91        $3,107.21     $2,224.53  $2,089.39
Dec-69           $126,233.24       $77,439.21        $60,059.02        $3,085.98     $2,238.85  $2,102.43
Jan-70           $118,554.47       $71,743.33        $55,593.75        $3,079.38     $2,252.38  $2,109.88
Feb-70           $123,144.90       $76,296.02        $58,850.10        $3,260.13     $2,266.30  $2,121.05
Mar-70           $119,640.94       $75,932.54        $59,027.65        $3,238.03     $2,279.23  $2,132.22
Apr-70            $98,969.62       $66,256.69        $53,778.85        $3,104.23     $2,290.72  $2,145.26
May-70            $88,762.28       $60,440.41        $50,836.61        $2,958.83     $2,302.79  $2,154.57
Jun-70            $80,518.58       $57,121.56        $48,386.08        $3,102.74     $2,316.17  $2,165.74
Jul-70            $84,975.44       $61,881.56        $52,025.68        $3,201.86     $2,328.29  $2,173.19
Aug-70            $93,037.06       $65,661.60        $54,671.97        $3,195.71     $2,340.72  $2,176.92
Sep-70           $103,140.05       $70,483.98        $56,569.91        $3,268.53     $2,353.29  $2,188.09
Oct-70            $95,856.19       $67,678.37        $56,019.03        $3,233.04     $2,364.11  $2,199.26
Nov-70            $97,170.38       $70,778.92        $59,020.19        $3,488.84     $2,374.88  $2,206.71
Dec-70           $104,225.92       $76,909.57        $62,465.32        $3,459.57     $2,384.93  $2,217.89
Jan-71           $120,819.94       $82,831.30        $65,081.87        $3,634.50     $2,394.05  $2,219.75
Feb-71           $124,647.15       $84,585.92        $65,998.22        $3,575.22     $2,401.99  $2,223.47
Mar-71           $131,675.51       $88,875.36        $68,522.19        $3,763.34     $2,409.14  $2,230.92
Apr-71           $134,922.76       $91,798.55        $71,104.31        $3,656.80     $2,415.79  $2,238.37
May-71           $126,760.20       $88,689.80        $68,491.37        $3,654.64     $2,422.88  $2,249.54
Jun-71           $122,710.47       $88,898.93        $68,635.75        $3,596.65     $2,431.93  $2,262.58
Jul-71           $115,802.24       $84,515.94        $65,895.81        $3,607.30     $2,441.70  $2,268.17
Aug-71           $122,555.36       $88,983.03        $68,612.17        $3,777.15     $2,453.12  $2,273.75
Sep-71           $119,780.46       $88,594.36        $68,231.09        $3,854.03     $2,462.13  $2,275.62
Oct-71           $113,179.72       $84,848.50        $65,476.61        $3,918.32     $2,471.18  $2,279.34
Nov-71           $108,954.49       $83,513.32        $65,650.31        $3,900.02     $2,480.39  $2,283.07
Dec-71           $121,422.81       $92,476.47        $71,405.81        $3,917.26     $2,489.54  $2,292.38
Jan-72           $135,141.77       $95,480.85        $72,790.73        $3,892.39     $2,496.71  $2,294.24
Feb-72           $139,140.61       $98,366.66        $74,968.70        $3,926.66     $2,502.90  $2,305.41
Mar-72           $137,144.08       $99,415.25        $75,510.35        $3,894.54     $2,509.72  $2,309.14
Apr-72           $138,911.87       $99,357.59        $75,940.00        $3,905.10     $2,516.95  $2,314.72
May-72           $136,257.40       $99,481.89        $77,604.53        $4,010.68     $2,524.53  $2,322.17
Jun-72           $132,099.51       $96,070.65        $76,010.38        $3,984.77     $2,531.94  $2,327.76
Jul-72           $126,644.59       $93,923.57        $76,287.06        $4,070.66     $2,539.85  $2,337.07
Aug-72           $129,005.25       $97,029.43        $79,270.64        $4,082.27     $2,547.11  $2,340.79
Sep-72           $124,506.32       $94,999.19        $78,985.19        $4,048.56     $2,555.81  $2,350.11
Oct-72           $122,328.58       $94,994.91        $79,828.28        $4,143.44     $2,565.97  $2,357.56
Nov-72           $129,576.42      $101,508.05        $83,856.17        $4,237.15     $2,575.48  $2,363.14
Dec-72           $126,806.86      $100,224.18        $84,955.86        $4,140.00     $2,585.13  $2,370.59
Jan-73           $121,328.67       $94,000.36        $83,602.94        $4,007.10     $2,596.43  $2,378.04
Feb-73           $111,635.00       $88,167.26        $80,821.72        $4,012.70     $2,607.20  $2,394.80
Mar-73           $109,318.35       $85,821.57        $80,807.26        $4,045.60     $2,619.09  $2,417.15
Apr-73           $102,526.51       $80,438.92        $77,619.00        $4,064.01     $2,632.74  $2,433.91
May-73            $94,210.58       $75,668.65        $76,537.85        $4,021.50     $2,646.10  $2,448.80
Jun-73            $91,476.50       $73,060.81        $76,144.06        $4,013.01     $2,659.71  $2,465.56
Jul-73           $102,397.51       $80,435.28        $79,145.74        $3,839.17     $2,676.72  $2,471.15
Aug-73            $97,836.73       $78,395.76        $76,629.93        $3,989.46     $2,695.45  $2,515.84
Sep-73           $108,242.05       $87,304.97        $79,812.76        $4,116.29     $2,713.83  $2,523.29
Oct-73           $109,155.18       $86,536.25        $79,834.86        $4,204.89     $2,731.53  $2,543.78
Nov-73            $87,736.64       $72,273.34        $71,194.50        $4,128.11     $2,746.77  $2,562.40
Dec-73            $87,617.94       $74,096.58        $72,500.28        $4,094.17     $2,764.29  $2,579.16
Jan-74            $99,238.35       $77,597.20        $71,883.44        $4,060.27     $2,781.61  $2,601.51
Feb-74            $98,393.04       $78,422.45        $72,017.43        $4,050.49     $2,797.77  $2,635.03
Mar-74            $97,661.29       $76,398.60        $70,453.14        $3,932.34     $2,813.37  $2,664.82
Apr-74            $93,129.42       $71,613.14        $67,821.86        $3,832.97     $2,834.59  $2,679.72
May-74            $85,745.19       $67,059.26        $65,974.46        $3,879.99     $2,855.95  $2,709.52
Jun-74            $84,485.16       $64,828.81        $65,126.69        $3,897.31     $2,873.15  $2,735.59
Jul-74            $82,636.96       $62,286.16        $60,182.73        $3,886.00     $2,893.40  $2,756.07
Aug-74            $77,008.81       $56,978.07        $55,197.25        $3,795.73     $2,910.63  $2,791.45
Sep-74            $71,978.13       $52,524.09        $48,740.33        $3,889.60     $2,934.11  $2,824.97
Oct-74            $79,628.61       $59,963.29        $56,817.67        $4,079.89     $2,948.94  $2,849.18
Nov-74            $76,143.03       $58,602.12        $54,272.81        $4,200.45     $2,964.84  $2,873.39
Dec-74            $70,142.43       $56,245.91        $53,310.99        $4,272.46     $2,985.52  $2,893.88
Jan-75            $89,551.12       $69,134.37        $59,982.65        $4,368.47     $3,002.91  $2,906.91
Feb-75            $92,105.21       $72,559.98        $64,026.68        $4,425.90     $3,015.96  $2,927.40
Mar-75            $97,799.15       $77,448.49        $65,541.23        $4,307.68     $3,028.43  $2,938.57
Apr-75           $102,990.23       $81,197.85        $68,772.67        $4,229.33     $3,041.69  $2,953.47
May-75           $109,821.37       $86,138.34        $72,270.38        $4,319.04     $3,054.94  $2,966.51
Jun-75           $118,052.59       $92,213.50        $75,608.40        $4,445.13     $3,067.43  $2,990.72
Jul-75           $115,055.82       $87,109.76        $70,628.23        $4,406.51     $3,082.29  $3,022.37
Aug-75           $108,456.45       $84,179.48        $69,609.56        $4,376.54     $3,097.10  $3,031.68
Sep-75           $106,487.86       $81,058.94        $67,326.09        $4,333.61     $3,113.42  $3,046.58
Oct-75           $105,954.46       $85,745.53        $71,612.74        $4,539.41     $3,130.71  $3,065.20
Nov-75           $109,341.19       $89,288.62        $73,856.65        $4,490.02     $3,143.54  $3,083.82
Dec-75           $107,188.70       $88,838.87        $73,144.31        $4,665.35     $3,158.79  $3,096.86
Jan-76           $135,959.75      $103,215.40        $81,916.14        $4,707.45     $3,173.57  $3,104.31
Feb-76           $154,853.81      $107,034.88        $81,441.02        $4,736.41     $3,184.28  $3,111.76
Mar-76           $154,625.71      $109,076.79        $84,094.70        $4,814.84     $3,197.07  $3,119.21
Apr-76           $149,081.45      $107,647.77        $83,262.50        $4,823.73     $3,210.48  $3,132.24
May-76           $143,698.12      $105,841.66        $82,653.85        $4,747.37     $3,222.50  $3,150.86
Jun-76           $150,298.46      $112,477.19        $86,185.07        $4,845.95     $3,236.51  $3,167.62
Jul-76           $150,975.85      $111,977.79        $85,595.82        $4,883.67     $3,251.58  $3,186.25
Aug-76           $146,591.97      $111,323.95        $85,716.60        $4,986.95     $3,265.26  $3,201.14
Sep-76           $148,123.27      $114,143.90        $87,829.77        $5,059.27     $3,279.52  $3,214.18
Oct-76           $145,028.38      $111,634.45        $86,024.60        $5,101.70     $3,292.92  $3,227.22
Nov-76           $150,881.15      $115,648.49        $85,945.98        $5,274.43     $3,305.96  $3,236.53
Dec-76           $168,690.85      $124,350.80        $90,584.22        $5,447.02     $3,319.33  $3,245.84
Jan-77           $176,275.19      $121,821.51        $86,151.12        $5,235.79     $3,331.26  $3,264.46
Feb-77           $175,587.37      $119,238.65        $84,849.12        $5,210.03     $3,342.97  $3,297.98
Mar-77           $177,879.66      $119,627.49        $83,841.03        $5,257.48     $3,355.55  $3,318.46
Apr-77           $181,941.19      $121,609.12        $83,956.06        $5,294.69     $3,368.15  $3,344.53
May-77           $181,433.94      $120,743.14        $82,698.90        $5,360.91     $3,380.66  $3,363.16
Jun-77           $195,444.81      $127,536.39        $86,625.61        $5,448.97     $3,394.13  $3,385.50
Jul-77           $196,028.21      $125,016.91        $85,316.95        $5,410.77     $3,408.29  $3,400.40
Aug-77           $193,924.44      $122,929.37        $84,185.65        $5,517.94     $3,423.34  $3,413.44
Sep-77           $195,714.55      $123,479.48        $84,187.00        $5,502.21     $3,438.17  $3,426.47
Oct-77           $189,249.12      $119,521.23        $80,690.12        $5,450.99     $3,455.11  $3,435.78
Nov-77           $209,804.23      $127,429.35        $83,675.17        $5,501.86     $3,472.39  $3,452.54
Dec-77           $211,499.66      $128,415.52        $84,076.65        $5,409.54     $3,489.29  $3,465.58
Jan-78           $207,501.68      $122,079.63        $79,062.15        $5,366.10     $3,506.36  $3,484.20
Feb-78           $214,706.55      $121,677.38        $77,785.61        $5,368.30     $3,522.49  $3,508.41
Mar-78           $236,867.70      $128,171.54        $79,933.11        $5,357.18     $3,541.11  $3,532.62
Apr-78           $255,527.90      $137,510.63        $86,887.94        $5,354.61     $3,560.08  $3,564.27
May-78           $276,484.00      $142,893.35        $88,072.39        $5,323.40     $3,578.20  $3,599.66
Jun-78           $271,253.75      $142,291.63        $86,730.08        $5,290.28     $3,597.41  $3,636.90
Jul-78           $289,806.97      $151,427.60        $91,582.71        $5,365.82     $3,617.52  $3,662.97
Aug-78           $317,009.70      $159,887.26        $94,696.44        $5,482.65     $3,637.60  $3,681.59
Sep-78           $316,002.24      $157,544.59        $94,239.90        $5,424.64     $3,660.11  $3,707.66
Oct-78           $239,303.44      $135,703.39        $85,847.09        $5,316.20     $3,685.02  $3,737.46
Nov-78           $256,810.88      $139,940.73        $88,078.25        $5,416.47     $3,710.81  $3,757.94
Dec-78           $261,119.91      $141,555.37        $89,592.23        $5,345.84     $3,739.85  $3,778.43
Jan-79           $295,623.25      $151,371.10        $93,367.65        $5,448.02     $3,768.70  $3,811.95
Feb-79           $287,278.69      $146,157.43        $90,716.94        $5,374.63     $3,796.36  $3,856.64
Mar-79           $319,447.59      $158,316.55        $95,934.07        $5,444.16     $3,827.23  $3,893.88
Apr-79           $331,805.10      $160,382.27        $96,280.39        $5,383.08     $3,857.69  $3,938.58
May-79           $332,955.47      $159,078.20        $94,660.96        $5,523.67     $3,889.17  $3,986.99
Jun-79           $348,676.29      $168,993.86        $98,541.11        $5,695.57     $3,920.68  $4,024.24
Jul-79           $354,641.80      $174,371.08        $99,620.13        $5,647.10     $3,950.71  $4,076.38
Aug-79           $381,457.32      $187,068.78       $105,702.94        $5,627.17     $3,981.01  $4,117.34
Sep-79           $368,351.21      $186,140.92       $105,970.37        $5,558.63     $4,014.02  $4,160.18
Oct-79           $325,826.91      $169,769.45        $99,021.89        $5,091.37     $4,049.04  $4,197.42
Nov-79           $353,795.89      $182,297.25       $104,112.61        $5,249.90     $4,089.01  $4,236.53
Dec-79           $374,613.95      $188,373.22       $106,112.61        $5,279.87     $4,127.90  $4,281.22
Jan-80           $405,926.05      $197,633.65       $112,588.66        $4,888.69     $4,160.79  $4,342.67
Feb-80           $394,410.74      $190,908.17       $112,934.31        $4,660.34     $4,197.65  $4,402.27
Mar-80           $324,303.05      $166,941.18       $101,792.21        $4,513.72     $4,248.25  $4,465.58
Apr-80           $346,794.76      $178,498.35       $106,162.15        $5,201.37     $4,301.59  $4,515.86
May-80           $372,813.73      $192,317.87       $112,129.52        $5,419.18     $4,336.41  $4,560.55
Jun-80           $389,666.41      $200,957.94       $115,445.19        $5,613.48     $4,362.91  $4,610.83
Jul-80           $441,223.56      $218,663.34       $123,249.29        $5,346.28     $4,385.96  $4,614.56
Aug-80           $467,894.20      $223,749.89       $124,865.09        $5,115.48     $4,413.97  $4,644.35
Sep-80           $487,473.23      $230,682.11       $128,368.80        $4,981.66     $4,447.23  $4,687.18
Oct-80           $503,724.61      $233,541.41       $130,762.88        $4,850.69     $4,489.50  $4,728.15
Nov-80           $542,326.04      $251,611.91       $145,085.34        $4,899.28     $4,532.46  $4,770.98
Dec-80           $523,992.16      $246,074.19       $140,513.70        $5,071.50     $4,591.69  $4,811.95
Jan-81           $534,838.80      $242,216.73       $134,359.20        $5,013.07     $4,639.31  $4,851.06
Feb-81           $539,866.29      $248,400.04       $137,153.87        $4,794.75     $4,688.91  $4,901.34
Mar-81           $590,775.68      $269,063.69       $142,365.72        $4,978.98     $4,745.54  $4,936.72
Apr-81           $629,589.64      $269,522.71       $139,333.33        $4,721.32     $4,796.58  $4,968.38
May-81           $656,158.32      $276,433.28       $140,197.19        $5,014.94     $4,851.95  $5,009.35
Jun-81           $661,145.13      $272,431.63       $139,075.62        $4,925.02     $4,917.33  $5,052.18
Jul-81           $640,252.94      $268,528.23       $139,172.97        $4,751.22     $4,978.30  $5,109.91
Aug-81           $596,459.64      $254,070.40       $131,462.79        $4,567.87     $5,042.04  $5,149.01
Sep-81           $552,739.15      $238,454.98       $124,863.36        $4,501.68     $5,104.77  $5,201.16
Oct-81           $593,752.39      $253,224.40       $131,456.14        $4,874.87     $5,166.30  $5,212.33
Nov-81           $610,139.96      $264,781.31       $137,253.36        $5,562.24     $5,221.45  $5,227.23
Dec-81           $596,716.88      $257,891.70       $133,616.14        $5,165.71     $5,267.08  $5,242.13
Jan-82           $585,021.23      $248,913.72       $131,438.20        $5,189.37     $5,308.99  $5,260.75
Feb-82           $567,704.60      $239,928.68       $124,708.56        $5,283.80     $5,358.04  $5,277.51
Mar-82           $562,822.34      $238,960.81       $123,960.31        $5,405.82     $5,410.56  $5,271.92
Apr-82           $584,378.44      $251,047.92       $129,092.27        $5,607.67     $5,471.65  $5,294.27
May-82           $569,885.85      $240,977.14       $125,374.41        $5,626.75     $5,529.58  $5,346.41
Jun-82           $560,824.67      $237,322.23       $123,192.90        $5,501.38     $5,582.51  $5,411.59
Jul-82           $559,983.43      $230,449.38       $120,544.25        $5,777.12     $5,641.17  $5,441.38
Aug-82           $599,070.27      $259,854.72       $135,817.21        $6,228.22     $5,684.17  $5,452.55
Sep-82           $618,659.87      $266,031.47       $137,311.20        $6,613.33     $5,713.26  $5,461.87
Oct-82           $699,394.98      $302,513.70       $152,772.44        $7,032.84     $5,746.98  $5,476.77
Nov-82           $753,877.85      $320,482.41       $159,463.87        $7,031.43     $5,783.42  $5,467.46
Dec-82           $763,829.04      $324,036.23       $162,222.59        $7,250.66     $5,822.39  $5,445.09
Jan-83           $811,792.92      $335,736.86       $167,867.94        $7,026.62     $5,862.36  $5,458.13
Feb-83           $869,616.93      $347,863.00       $172,232.51        $7,372.08     $5,898.62  $5,459.99
Mar-83           $915,267.47      $361,566.37       $178,518.99        $7,302.86     $5,935.94  $5,463.71
Apr-83           $985,448.35      $384,904.39       $192,050.73        $7,558.14     $5,978.32  $5,502.82
May-83         $1,071,149.83      $400,982.62       $191,052.07        $7,266.55     $6,019.61  $5,532.62
Jun-83         $1,108,462.27      $415,459.30       $198,350.26        $7,294.92     $6,059.71  $5,551.24
Jul-83         $1,098,662.35      $403,256.01       $192,141.89        $6,940.09     $6,104.56  $5,573.59
Aug-83         $1,077,053.86      $403,047.93       $195,408.31        $6,953.95     $6,151.05  $5,592.21
Sep-83         $1,091,418.53      $414,779.45       $198,065.86        $7,304.88     $6,197.84  $5,620.14
Oct-83         $1,029,455.43      $402,241.91       $195,411.78        $7,208.75     $6,245.02  $5,635.04
Nov-83         $1,082,532.09      $420,584.54       $199,964.87        $7,341.01     $6,288.95  $5,644.35
Dec-83         $1,066,827.80      $414,793.93       $198,745.09        $7,297.92     $6,334.66  $5,651.80
Jan-84         $1,065,974.33      $402,600.24       $197,453.24        $7,475.67     $6,382.74  $5,683.46
Feb-84           $997,218.99      $381,042.60       $190,976.78        $7,342.61     $6,428.29  $5,709.53
Mar-84         $1,014,570.60      $387,618.26       $194,242.48        $7,227.77     $6,475.09  $5,722.56
Apr-84         $1,005,946.75      $382,893.58       $195,582.75        $7,151.52     $6,527.79  $5,750.49
May-84           $953,536.93      $362,248.72       $185,138.63        $6,782.43     $6,578.95  $5,767.26
Jun-84           $982,143.04      $372,265.62       $189,230.20        $6,883.97     $6,628.51  $5,785.88
Jul-84           $940,893.03      $360,341.96       $186,524.21        $7,361.00     $6,682.77  $5,804.50
Aug-84         $1,034,794.15      $403,719.92       $207,508.18        $7,557.12     $6,738.28  $5,828.71
Sep-84         $1,037,588.10      $406,392.95       $207,549.68        $7,815.95     $6,796.15  $5,856.65
Oct-84         $1,015,072.43      $407,180.54       $208,089.31        $8,254.33     $6,863.82  $5,871.54
Nov-84           $980,966.00      $405,301.40       $205,987.61        $8,351.73     $6,914.16  $5,871.54
Dec-84           $995,680.49      $414,408.12       $211,199.09        $8,427.41     $6,958.59  $5,875.27
Jan-85         $1,101,123.05      $454,735.00       $227,419.19        $8,734.18     $7,003.64  $5,886.44
Feb-85         $1,131,073.60      $460,114.97       $230,534.83        $8,303.67     $7,044.13  $5,910.65
Mar-85         $1,106,868.62      $457,971.76       $230,949.79        $8,558.47     $7,087.52  $5,936.73
Apr-85         $1,087,609.11      $454,417.44       $230,210.75        $8,765.86     $7,138.28  $5,960.93
May-85         $1,117,627.12      $479,285.88       $244,368.71        $9,551.03     $7,185.64  $5,983.28
Jun-85         $1,129,473.97      $490,475.77       $248,254.18        $9,686.43     $7,225.49  $6,001.83
Jul-85         $1,158,840.29      $492,366.07       $247,608.71        $9,512.27     $7,270.62  $6,011.14
Aug-85         $1,150,496.64      $491,075.08       $246,098.30        $9,758.54     $7,310.62  $6,024.18
Sep-85         $1,087,909.62      $468,930.05       $238,198.55        $9,738.15     $7,354.84  $6,042.80
Oct-85         $1,116,304.06      $490,003.30       $248,846.02       $10,066.87     $7,402.56  $6,061.42
Nov-85         $1,185,514.91      $521,864.78       $266,663.40       $10,470.89     $7,447.58  $6,081.90
Dec-85         $1,241,234.11      $543,455.90       $279,116.58       $11,037.11     $7,496.02  $6,096.80
Jan-86         $1,255,135.94      $554,165.78       $280,344.69       $11,009.19     $7,537.93  $6,115.42
Feb-86         $1,345,380.21      $592,859.30       $301,678.92       $12,270.26     $7,577.85  $6,098.66
Mar-86         $1,409,554.85      $622,242.00       $318,391.93       $13,214.73     $7,622.96  $6,070.73
Apr-86         $1,418,576.00      $615,312.71       $314,443.87       $13,109.14     $7,662.67  $6,057.70
May-86         $1,469,644.73      $642,900.26       $331,706.84       $12,446.74     $7,700.47  $6,076.32
Jun-86         $1,473,465.81      $644,909.32       $337,213.18       $13,210.28     $7,740.87  $6,106.11
Jul-86         $1,368,849.73      $606,142.53       $318,025.75       $13,067.61     $7,781.12  $6,107.94
Aug-86         $1,398,690.66      $654,873.36       $341,814.07       $13,720.04     $7,816.92  $6,118.94
Sep-86         $1,320,503.85      $615,140.23       $313,716.96       $13,033.90     $7,852.09  $6,148.92
Oct-86         $1,366,193.28      $650,592.60       $331,159.62       $13,410.50     $7,888.56  $6,154.51
Nov-86         $1,361,958.08      $658,754.94       $339,637.30       $13,768.71     $7,919.36  $6,160.10
Dec-86         $1,326,274.78      $637,734.07       $330,670.88       $13,744.61     $7,957.96  $6,165.69
Jan-87         $1,451,342.50      $718,270.32       $375,079.98       $13,965.53     $7,990.99  $6,202.93
Feb-87         $1,568,756.10      $755,741.04       $390,570.78       $14,247.34     $8,025.47  $6,227.14
Mar-87         $1,605,308.12      $769,692.78       $401,194.30       $13,930.33     $8,063.23  $6,255.08
Apr-87         $1,555,061.97      $754,653.75       $397,663.79       $13,271.43     $8,099.04  $6,288.60
May-87         $1,548,997.23      $760,734.00       $401,759.73       $13,131.68     $8,129.50  $6,307.22
Jun-87         $1,590,200.56      $789,950.75       $421,807.54       $13,260.28     $8,168.67  $6,333.28
Jul-87         $1,648,083.86      $834,583.75       $442,813.56       $13,023.85     $8,206.03  $6,346.32
Aug-87         $1,695,383.87      $857,557.34       $459,861.88       $12,809.61     $8,244.69  $6,381.70
Sep-87         $1,681,651.26      $847,466.46       $449,744.92       $12,337.32     $8,281.96  $6,413.36
Oct-87         $1,190,777.24      $639,914.30       $352,959.81       $13,105.71     $8,331.43  $6,430.12
Nov-87         $1,143,503.38      $610,420.01       $324,052.40       $13,154.08     $8,360.19  $6,439.43
Dec-87         $1,202,965.56      $658,225.05       $347,967.47       $13,371.57     $8,392.91  $6,437.57
Jan-88         $1,269,850.44      $689,811.96       $362,825.68       $14,262.73     $8,417.60  $6,454.30
Feb-88         $1,366,359.07      $743,631.77       $379,878.48       $14,337.17     $8,455.95  $6,471.04
Mar-88         $1,422,106.52      $748,752.42       $368,406.15       $13,897.45     $8,493.22  $6,498.93
Apr-88         $1,451,828.55      $754,907.17       $372,384.94       $13,675.23     $8,532.42  $6,532.40
May-88         $1,425,840.82      $755,802.49       $375,289.54       $13,536.02     $8,575.54  $6,554.71
Jun-88         $1,513,102.28      $805,685.45       $392,702.98       $14,034.71     $8,617.15  $6,582.61
Jul-88         $1,509,319.52      $794,732.96       $391,132.16       $13,796.68     $8,660.86  $6,610.50
Aug-88         $1,472,190.26      $781,236.01       $378,185.69       $13,876.47     $8,712.29  $6,638.39
Sep-88         $1,505,608.98      $800,459.11       $394,220.76       $14,354.90     $8,766.02  $6,683.02
Oct-88         $1,487,089.99      $808,028.25       $404,982.99       $14,796.34     $8,819.50  $6,705.33
Nov-88         $1,422,104.16      $790,724.32       $399,232.23       $14,505.89     $8,869.43  $6,710.91
Dec-88         $1,478,135.07      $810,118.42       $406,458.33       $14,665.01     $8,925.68  $6,722.07
Jan-89         $1,537,851.72      $857,600.27       $435,845.27       $14,963.10     $8,974.89  $6,755.54
Feb-89         $1,550,615.89      $855,396.24       $424,992.72       $14,694.96     $9,029.92  $6,783.43
Mar-89         $1,606,127.94      $865,767.06       $435,022.55       $14,874.80     $9,090.47  $6,822.48
Apr-89         $1,650,938.91      $905,800.13       $457,469.72       $15,111.25     $9,151.81  $6,867.11
May-89         $1,710,702.90      $940,286.66       $475,860.00       $15,717.48     $9,223.87  $6,906.16
Jun-89         $1,676,317.77      $940,831.08       $473,290.36       $16,582.21     $9,289.29  $6,922.89
Jul-89         $1,744,543.90    $1,007,468.27       $515,791.83       $16,976.50     $9,353.90  $6,939.62
Aug-89         $1,765,827.34    $1,038,795.49       $525,746.61       $16,537.49     $9,423.04  $6,950.78
Sep-89         $1,765,827.34    $1,019,288.99       $523,696.20       $16,569.47     $9,484.72  $6,973.09
Oct-89         $1,659,171.37      $967,456.11       $511,494.08       $17,198.12     $9,548.88  $7,006.56
Nov-89         $1,650,709.59      $984,947.71       $522,133.16       $17,332.44     $9,614.44  $7,023.30
Dec-89         $1,628,590.08    $1,002,677.76       $534,455.50       $17,321.52     $9,672.79  $7,034.46
Jan-90         $1,504,165.81      $929,741.97       $498,593.53       $16,727.74     $9,727.64  $7,106.98
Feb-90         $1,532,293.71      $947,302.94       $505,025.39       $16,686.42     $9,782.88  $7,140.45
Mar-90         $1,588,682.12      $969,608.14       $518,307.56       $16,613.33     $9,845.89  $7,179.51
Apr-90         $1,546,423.17      $928,343.55       $505,505.36       $16,277.74     $9,913.56  $7,190.66
May-90         $1,633,177.51    $1,007,446.78       $554,792.13       $16,953.64     $9,980.69  $7,207.40
Jun-90         $1,656,695.27      $996,498.85       $550,908.59       $17,344.41    $10,043.08  $7,246.45
Jul-90         $1,593,409.51      $977,307.28       $549,145.68       $17,529.52    $10,111.08  $7,274.34
Aug-90         $1,386,903.63      $880,832.39       $499,557.82       $16,795.91    $10,177.53  $7,341.28
Sep-90         $1,271,929.32      $823,250.62       $474,979.58       $16,992.14    $10,238.43  $7,402.64
Oct-90         $1,199,174.96      $790,324.71       $473,222.16       $17,357.88    $10,308.24  $7,447.27
Nov-90         $1,253,137.84      $860,249.48       $503,697.66       $18,055.68    $10,366.49  $7,464.01
Dec-90         $1,277,448.71      $895,011.30       $517,498.98       $18,392.42    $10,428.57  $7,464.01
Jan-91         $1,384,882.15      $951,102.55       $540,372.43       $18,632.17    $10,482.56  $7,508.63
Feb-91         $1,539,019.53    $1,039,170.85       $579,063.10       $18,688.81    $10,532.53  $7,519.79
Mar-91         $1,643,672.86    $1,072,685.15       $592,844.80       $18,760.01    $10,578.78  $7,530.95
Apr-91         $1,649,261.35    $1,085,449.03       $594,504.77       $19,023.20    $10,635.22  $7,542.10
May-91         $1,704,346.68    $1,137,165.25       $619,949.57       $19,024.13    $10,685.43  $7,564.42
Jun-91         $1,621,685.86    $1,087,682.64       $591,617.88       $18,903.90    $10,730.00  $7,586.73
Jul-91         $1,687,688.48    $1,135,930.06       $619,305.59       $19,201.54    $10,782.41  $7,597.89
Aug-91         $1,731,737.15    $1,164,687.27       $633,859.27       $19,855.18    $10,832.11  $7,620.21
Sep-91         $1,737,278.71    $1,153,903.43       $623,463.98       $20,457.68    $10,881.49  $7,653.68
Oct-91         $1,792,350.44    $1,170,523.10       $631,818.40       $20,568.93    $10,927.69  $7,664.83
Nov-91         $1,742,881.57    $1,118,567.09       $606,292.94       $20,737.59    $10,970.48  $7,687.15
Dec-91         $1,847,628.75    $1,230,610.60       $675,592.22       $21,942.05    $11,012.08  $7,692.73
Jan-92         $2,056,041.28    $1,266,466.90       $663,026.20       $21,230.91    $11,049.42  $7,703.88
Feb-92         $2,148,974.35    $1,301,122.50       $671,512.94       $21,339.32    $11,080.67  $7,731.77
Mar-92         $2,095,464.89    $1,273,880.90       $658,351.28       $21,139.73    $11,118.07  $7,770.82
Apr-92         $2,011,017.65    $1,284,615.90       $677,509.31       $21,173.31    $11,154.19  $7,781.98
May-92         $2,008,202.23    $1,284,784.18       $681,167.86       $21,686.96    $11,184.96  $7,793.14
Jun-92         $1,903,976.53    $1,254,568.63       $671,290.92       $22,120.80    $11,220.77  $7,821.03
Jul-92         $1,974,423.67    $1,312,847.10       $698,343.95       $23,000.72    $11,255.30  $7,837.77
Aug-92         $1,929,406.80    $1,289,503.37       $684,237.40       $23,154.56    $11,284.62  $7,860.08
Sep-92         $1,954,682.03    $1,311,038.07       $692,106.13       $23,583.97    $11,313.65  $7,882.39
Oct-92         $2,005,308.30    $1,349,987.70       $694,597.71       $23,116.77    $11,339.51  $7,910.29
Nov-92         $2,182,778.09    $1,417,167.14       $718,005.66       $23,139.83    $11,366.11  $7,921.44
Dec-92         $2,279,038.60    $1,457,549.32       $727,411.53       $23,709.23    $11,398.20  $7,915.86
Jan-93         $2,402,790.40    $1,495,530.14       $732,721.63       $24,373.99    $11,424.81  $7,954.91
Feb-93         $2,359,540.17    $1,500,279.94       $742,613.38       $25,236.55    $11,450.05  $7,982.81
Mar-93         $2,427,730.88    $1,559,932.57       $758,579.57       $25,290.20    $11,479.11  $8,010.70
Apr-93         $2,353,442.32    $1,521,360.12       $739,994.37       $25,472.00    $11,506.33  $8,033.01
May-93         $2,433,930.05    $1,573,878.99       $759,974.21       $25,590.63    $11,531.28  $8,044.17
Jun-93         $2,424,681.11    $1,598,404.75       $762,482.13       $26,738.84    $11,560.54  $8,055.33
Jul-93         $2,464,930.82    $1,594,950.60       $758,898.46       $27,250.88    $11,588.31  $8,055.33
Aug-93         $2,548,491.97    $1,670,332.75       $787,812.50       $28,433.02    $11,617.33  $8,077.64
Sep-93         $2,629,024.31    $1,674,062.60       $781,982.68       $28,447.88    $11,647.10  $8,094.38
Oct-93         $2,752,851.36    $1,685,842.98       $797,856.93       $28,721.97    $11,672.83  $8,127.85
Nov-93         $2,704,676.46    $1,644,253.23       $790,357.08       $27,978.77    $11,701.91  $8,133.42
Dec-93         $2,757,147.19    $1,710,707.37       $800,078.47       $28,033.90    $11,728.40  $8,133.42
Jan-94         $2,927,538.88    $1,762,230.46       $826,881.10       $28,755.26    $11,757.76  $8,155.74
Feb-94         $2,920,805.54    $1,735,025.14       $804,555.31       $27,462.48    $11,782.68  $8,183.64
Mar-94         $2,790,537.62    $1,659,849.97       $769,557.15       $26,377.78    $11,814.43  $8,211.53
Apr-94         $2,807,280.84    $1,676,554.70       $779,561.40       $25,981.13    $11,846.46  $8,222.68
May-94         $2,803,912.10    $1,668,676.57       $792,268.25       $25,767.14    $11,883.78  $8,228.26
Jun-94         $2,730,449.61    $1,627,316.76       $772,699.22       $25,508.25    $11,920.83  $8,256.16
Jul-94         $2,780,689.88    $1,679,316.04       $798,275.56       $26,435.00    $11,953.63  $8,278.47
Aug-94         $2,874,399.13    $1,753,459.52       $830,765.38       $26,208.52    $11,997.71  $8,311.94
Sep-94         $2,904,580.32    $1,712,198.86       $810,743.93       $25,341.70    $12,041.61  $8,334.25
Oct-94         $2,937,982.99    $1,716,534.15       $829,309.97       $25,279.60    $12,087.85  $8,339.83
Nov-94         $2,842,204.75    $1,631,050.75       $798,874.29       $25,446.74    $12,132.47  $8,350.99
Dec-94         $2,842,773.19    $1,655,198.46       $810,537.86       $25,855.55    $12,186.21  $8,350.99
Jan-95         $2,923,223.67    $1,681,231.42       $831,611.84       $26,561.13    $12,236.85  $8,384.46
Feb-95         $2,996,888.91    $1,756,611.11       $863,878.38       $27,322.42    $12,285.59  $8,417.93
Mar-95         $3,040,343.80    $1,804,693.07       $889,449.18       $27,572.32    $12,342.34  $8,445.82
Apr-95         $3,147,363.90    $1,829,507.60       $915,332.15       $28,039.29    $12,397.26  $8,473.72
May-95         $3,241,155.34    $1,876,697.92       $951,487.77       $30,255.19    $12,463.65  $8,490.45
Jun-95         $3,425,252.96    $1,924,236.55       $973,847.74       $30,675.24    $12,522.41  $8,507.19
Jul-95         $3,646,181.78    $2,002,908.96     $1,006,276.87       $30,160.79    $12,579.04  $8,507.19
Aug-95         $3,776,715.09    $2,031,720.81     $1,008,993.81       $30,873.00    $12,637.71  $8,529.50
Sep-95         $3,850,361.03    $2,061,215.30     $1,051,270.66       $31,412.75    $12,692.16  $8,546.24
Oct-95         $3,662,848.45    $2,005,855.18     $1,047,591.21       $32,336.53    $12,751.99  $8,574.13
Nov-95         $3,733,175.14    $2,107,273.22     $1,093,685.22       $33,142.51    $12,805.56  $8,568.55
Dec-95         $3,822,398.03    $2,136,539.03     $1,113,918.40       $34,043.58    $12,868.08  $8,562.97
Jan-96         $3,833,100.74    $2,176,599.14     $1,152,237.19       $34,006.91    $12,923.13  $8,613.18
Feb-96         $3,974,542.16    $2,220,300.90     $1,163,298.67       $32,366.07    $12,973.64  $8,641.07
Mar-96         $4,065,161.72    $2,279,793.86     $1,174,466.33       $31,686.53    $13,024.79  $8,685.70
Apr-96         $4,409,887.43    $2,346,452.75     $1,191,730.99       $31,163.32    $13,084.43  $8,719.17
May-96         $4,740,188.00    $2,378,387.97     $1,222,477.65       $30,993.68    $13,139.81  $8,735.91
Jun-96            $4,464,309       $2,350,480        $1,227,490          $31,622       $13,192     $8,741

Source: Ibbotson Associates' EnCORR Software, Chicago, Illinois. All rights reserved. This example is for illustrative purposes only and is not intended to represent the past, present, or future performance of the Prudential Emerging Growth Fund. Small-sized stock performance for the period 1926-1980 is based on a historical series composed of stocks making up the 5th quintile of the New York Stock Exchange: thereafter, the index reflects the total return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. Source of mid-sized stock performance: University of Chicago's Center for Research in Security Prices
(CRSP). Mid-sized stocks are comprised of an index of medium-sized companies listed on the New York Stock Exchange (NYSE). All eligible comapanies listed on the NYSE are ranked by market capitalization and then split into ten equally populated groups, or deciles. The 3-5 decile represents mid-size companies in this example. Large-sized stock total return is based on the Standard & Poor's 500 Index, a market-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Past performance is not indicative of future results. Investors cannot buy or invest directly in market indices.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    The chart below shows the growth over 15 years of a $1,000 investment made in the S&P MidCap 400 Index and the S&P 500 stock index on June 30, 1981 with an ending value on June 30, 1996.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


             S&P 500   S&P Midcap 400
06/30/81   $1,000.00        $1,000.00
           $1,002.10          $994.10
             $944.28          $949.96
             $897.73          $890.21
             $946.20          $956.35
             $985.28        $1,007.42
             $960.06          $979.62
             $947.48          $939.45
             $894.52          $914.46
             $889.87          $906.78
             $930.09          $950.13
             $898.37          $934.26
             $884.90          $909.50
             $869.14          $878.30
             $974.66          $970.00
             $986.84        $1,001.43
           $1,100.43        $1,105.28
           $1,144.89        $1,170.93
           $1,166.98        $1,201.96
           $1,210.39        $1,262.18
           $1,238.11        $1,303.32
           $1,283.80        $1,357.54
           $1,384.96        $1,440.62
           $1,372.91        $1,497.82
           $1,426.32        $1,547.69
           $1,384.24        $1,523.86
           $1,405.00        $1,499.78
           $1,424.39        $1,552.12
           $1,407.87        $1,483.99
           $1,437.58        $1,534.00
           $1,430.10        $1,515.43
           $1,422.09        $1,472.09
           $1,372.04        $1,401.43
           $1,395.77        $1,423.44
           $1,409.03        $1,405.64
           $1,330.97        $1,346.18
06/30/84   $1,359.85        $1,396.94
           $1,342.99        $1,342.18
           $1,491.26        $1,499.34
           $1,491.56        $1,497.09
           $1,497.37        $1,487.36
           $1,480.60        $1,482.16
           $1,519.54        $1,533.14
           $1,637.91        $1,663.92
           $1,657.90        $1,678.23
           $1,659.06        $1,691.82
           $1,657.56        $1,707.22
           $1,753.37        $1,791.90
           $1,780.90        $1,867.16
           $1,778.23        $1,868.65
           $1,763.11        $1,855.20
           $1,707.93        $1,766.52
           $1,786.83        $1,864.38
           $1,909.41        $1,980.35
           $2,001.83        $2,078.38
           $2,013.04        $2,113.09
           $2,163.41        $2,268.61
           $2,284.13        $2,378.18
           $2,258.32        $2,395.78
           $2,378.46        $2,490.17
           $2,418.66        $2,556.66
           $2,283.45        $2,430.36
           $2,452.89        $2,563.06
           $2,250.03        $2,360.58
           $2,379.86        $2,459.72
           $2,437.69        $2,458.74
           $2,375.53        $2,415.47
           $2,695.51        $2,726.09
           $2,801.98        $2,853.13
           $2,882.96        $2,920.46
           $2,857.30        $2,823.51
           $2,882.16        $2,794.42
06/30/87   $3,027.71        $2,895.58
           $3,181.22        $2,976.95
           $3,299.88        $3,085.01
           $3,227.61        $3,025.16
           $2,532.38        $2,310.32
           $2,323.71        $2,196.42
           $2,500.55        $2,366.20
           $2,605.57        $2,474.81
           $2,726.99        $2,631.96
           $2,642.73        $2,674.60
           $2,672.06        $2,688.24
           $2,696.64        $2,632.05
           $2,818.80        $2,821.82
           $2,808.09        $2,745.92
           $2,712.90        $2,681.94
           $2,828.47        $2,784.39
           $2,907.10        $2,803.60
           $2,865.53        $2,748.93
           $2,915.39        $2,859.99
           $3,128.79        $3,055.04
           $3,050.88        $3,064.81
           $3,121.97        $3,132.85
           $3,284.00        $3,302.34
           $3,417.00        $3,461.84
           $3,397.53        $3,446.26
           $3,704.32        $3,651.32
           $3,776.56        $3,780.94
           $3,761.07        $3,822.91
           $3,673.82        $3,661.96
           $3,748.76        $3,742.89
           $3,838.73        $3,876.51
           $3,581.15        $3,548.56
           $3,627.35        $3,675.95
           $3,723.47        $3,755.35
           $3,630.76        $3,609.27
           $3,984.76        $3,961.90
06/30/90   $3,958.06        $3,978.14
           $3,945.40        $3,887.04
           $3,588.73        $3,484.34
           $3,413.96        $3,271.10
           $3,399.28        $3,171.33
           $3,618.87        $3,476.41
           $3,719.84        $3,678.05
           $3,881.65        $3,968.61
           $4,159.19        $4,324.99
           $4,259.84        $4,522.65
           $4,270.07        $4,521.29
           $4,454.11        $4,729.72
           $4,250.11        $4,489.45
           $4,448.16        $4,759.72
           $4,553.59        $4,932.97
           $4,477.54        $4,917.18
           $4,537.54        $5,184.19
           $4,354.68        $4,937.42
           $4,852.85        $5,521.02
           $4,762.59        $5,618.75
           $4,824.50        $5,708.08
           $4,730.91        $5,492.89
           $4,870.00        $5,427.52
           $4,893.86        $5,479.08
           $4,820.94        $5,322.38
           $5,018.12        $5,586.37
           $4,915.25        $5,452.86
           $4,973.25        $5,529.20
           $4,990.65        $5,661.35
           $5,160.83        $5,977.82
           $5,224.31        $6,178.07
           $5,268.20        $6,255.30
           $5,339.84        $6,167.72
           $5,452.51        $6,380.51
           $5,320.56        $6,213.34
           $5,462.62        $6,496.67
06/30/93   $5,478.46        $6,529.15
           $5,456.55        $6,516.75
           $5,663.35        $6,785.89
           $5,619.75        $6,857.82
           $5,736.07        $6,880.45
           $5,681.58        $6,728.39
           $5,750.33        $7,040.59
           $5,945.84        $7,204.64
           $5,784.71        $7,102.33
           $5,532.49        $6,773.49
           $5,603.31        $6,823.62
           $5,695.20        $6,758.79
           $5,555.67        $6,526.29
           $5,737.90        $6,746.88
           $5,973.15        $7,100.41
           $5,826.81        $6,967.64
           $5,957.91        $7,043.58
           $5,741.05        $6,725.92
           $5,826.01        $6,787.80
           $5,976.91        $6,858.39
           $6,210.01        $7,218.45
           $6,393.20        $7,336.84
           $6,581.16        $7,490.91
           $6,844.41        $7,671.44
           $7,003.20        $7,983.67
           $7,235.70        $8,398.82
           $7,253.79        $8,555.88
           $7,559.90        $8,762.93
           $7,532.69        $8,537.72
           $7,864.13        $8,910.82
           $8,015.12        $8,888.54
           $8,287.63        $9,017.43
           $8,364.71        $9,323.12
           $8,445.01        $9,435.00
           $8,569.99        $9,722.76
           $8,791.10        $9,854.02
06/30/96   $8,824.51        $9,706.21

             QTLY
               Value
06/30/81

             $890.21

             $979.62

             $906.78

             $909.50

           $1,001.43

           $1,201.96

           $1,357.54

           $1,547.69

           $1,552.12

           $1,515.43

           $1,423.44

06/30/84   $1,396.94

           $1,497.09

           $1,533.14

           $1,691.82

           $1,867.16

           $1,766.52

           $2,078.38

           $2,378.18

           $2,556.66

           $2,360.58

           $2,415.47

           $2,920.46

06/30/87   $2,895.58

           $3,025.16

           $2,366.20

           $2,674.60

           $2,821.82

           $2,784.39

           $2,859.99

           $3,132.85

           $3,446.26

           $3,822.91

           $3,876.51

           $3,755.35

06/30/90   $3,978.14

           $3,271.10

           $3,678.05

           $4,522.65

           $4,489.45

           $4,917.18

           $5,521.02

           $5,492.89

           $5,322.38

           $5,529.20

           $6,178.07

           $6,380.51

06/30/93   $6,529.15

           $6,857.82

           $7,040.59

           $6,773.49

           $6,526.29

           $6,967.64

           $6,787.80

           $7,336.84

           $7,983.67

           $8,762.93

           $8,888.54

           $9,435.00

06/30/96   $9,706.21

Source: Lipper Analytical Services. Past performance is not indicative of future returns. This chart is for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is a market-value-weighted index (stock price times shares outstanding) and with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation in size order. The Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based on their stock market value. Investors cannot invest directly in indices.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.
                             [CHART]

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
(5)SALOMON BROTHERS WORLD GOVERNMENT INDEX (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.
                                    [CHART]

Source: Morgan Stanley Capital International (MSCI) Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.
                                    [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                    [CHART]

Source: Morgan Stanley Capital International, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.
                                    [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

    The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.
                                    [CHART]

* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                    APPENDIX--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                APPENDIX--INFORMATION RELATING TO THE PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

    MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    Prudential Mutual Fund Management is one of the sixteenth largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

---------------
(1)Prudential Mutual Fund Investment Management, a unit of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
(2)As of December 31, 1994.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

    EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

---------------
(3)As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4)Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
(5)Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
(6)As of December 31, 1994.

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A-(compared to an industry average of B+).

    In  1995,  Prudential  Securities'  equity  research  team  ranked  8th   in
Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------
(7)As of December 31, 1994.
(8)On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

    (a) Financial Statements:

        (1) The following financial statement is included in the Prospectus constituting Part A of this Registration Statement:

            Financial Highlights.


        (2) Financial   statements  included  in  the  Statement  of  Additional
            Information  constituting  Part B of  this  Registration  Statement:
            Portfolio of Investments at September 30, 1996.

            Statement of Assets and Liabilities at September 30, 1996.

            Statement of Operations for the year ended September 30, 1996.

            Statement of Changes in Net Assets for the years ended September 30, 1995 and 1996.


            Notes to Financial Statements.

            Financial Highlights.

    (b) Exhibits:

        1. (a) Amended and Restated Articles of Incorporation of Registrant. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-37356).

            (b) Articles of Amendment of Registrant. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-37356).


            (c) Articles of Amendment of Registrant.*


        2. (a) By-Laws of the Registrant. Incorporated by reference to the Registration Statement on Form N-2, filed on November 22, 1988 (File No. 33-25553).

            (b) Amended By-Laws of the Registrant. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 30, 1991 (File No. 33-25553).

        3.  Not Applicable.

        4. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed via EDGAR on November 30, 1993 (File No. 33-25553).

        5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A, filed on October 30, 1991 (File No. 33-25553).

            (b) Subadvisory Agreement among Registrant, Prudential Mutual Fund Management, Inc. and Wellington Management Company. Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, filed on November 30, 1992.


        6.  Restated Distribution Agreement.*


        7.  Not Applicable.

        8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement on Form N-2, filed on December 21, 1989 (File No. 33-25553).

        9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A, filed on October 30, 1991 (File No. 33-37356).

        10. Opinion and Consent of Counsel.*

        11. Consent of Independent Accountants.*

        12. Not Applicable.

        13. Subscription Agreement between the Registrant and Wellington Management Company. Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement on Form N-2, filed on December 21, 1989 (File No. 33-25553).

        14. Not Applicable.

        15. (a) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A Shares. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-37356).

            (b) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class B Shares. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-37356).

            (c) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class C Shares. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-37356).

        16. (a) Schedule of Computation of Performance Quotations. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on January 9, 1991 (File No. 33-37356).

            (b)  Schedule  of  Computation  of  30-day  yield.  Incorporated  by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, filed via EDGAR on November 30, 1993 (File No. 33-37356).

        17. Financial Data Schedule*.


        18. Rule 18f-3 Plan.*


----------
*Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant.

    None.

Item 26. Number of Holders of Securities.


    As of November 3, 1996 there were 15,768, 27,520 and 112 record holders of Class A, Class B and Class C shares of common stock, respectively, $.001 par value per share, of the Registrant.


Item 27. Indemnification.


    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's Amended and Restated Articles of Incorporation (Exhibit 1 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section  17(i) of the 1940  Act,  pursuant  to  Section  10 of the  Distribution
Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(b) to the Registration Statement) and Section 5 of the Subadvisory Agreement (Exhibit 5(c) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (the

Manager  or  PMF)  and   Wellington   Management   Company   (the   Subadviser),
respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


Item 28. Business and other Connections of Investment Adviser

    See "How the Fund Is Managed-Manager" and "How the Fund Is Managed-Subadviser" in both the Prospectus constituting Part A of this
Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102.




Name and Address    Position with PMF            Principal Occupations
----------------    -----------------            ---------------------
Stephen P. Fisher     Senior Vice President      Senior Vice President, PMF;
                                                  Senior Vice President,
                                                  Prudential Securities
                                                  Incorporated (Prudential
                                                  Securities); Vice President,
                                                  Prudential Mutual Fund
                                                  Distributors, Inc. (PMFD)


Frank W. Giordano     Executive Vice             Executive Vice President,
                      President, General          General Counsel, Secretary and
                      Counsel, Secretary          Director, PMF and PMFD; Senior
                      and Director                Vice President, Prudential
                                                  Securities; Director,
                                                  Prudential Mutual Fund
                                                  Services, Inc. (PMFS)

Robert F. Gunia       Executive Vice             Executive Vice President, Chief
                      President, Chief            Financial and Administrative
                      Financial and               Officer, Treasurer and
                      Administrative              Director, PMF; Senior Vice
                      Officer, Treasurer          President, Prudential
                      and Director                Securities; Executive Vice
                                                  President, Chief Financial
                                                  Officer, Treasurer and
                                                  Director, PMFD; Director, PMFS


Timothy J. O'Brien    Director                   President, Chief Executive
                                                  Officer, Chief Operating
                                                  Officer and Director, PMFD;
                                                  Chief Executive Officer and
                                                  Director, PMFS; Director, PMF

S. Jane Rose          Senior Vice                Senior Vice President, Senior
                      President, Senior           Counsel and Assistant
                      Counsel and                 Secretary, PMF; Senior Vice
                      Assistant Secretary         President and Senior Counsel,
                                                  Prudential Securities

Donald Webber         Executive Vice             Executive Vice President and
                      President and               Director of Sales, PMF.
                      Director of Sales


    Wellington Management Company, the Subadviser, is a Massachusetts partnership and is a registered investment adviser engaged in the investment advisory business. Information as to the general partners of the Subadviser is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), as most recently amended in July, 1993, and is incorporated herein by reference thereto.


Item 29. Principal Underwriter


    (a) Prudential Securities Incorporated


    Prudential Securities is distributor for The BlackRock Government Income Trust, The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential

Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc.,
Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential-Jennison Series Fund, Inc., Prudential
MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and the Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                   Corporate  Investment Trust Fund
                   Prudential Equity Trust Shares
                   National Equity Trust
                   Prudential Unit Trusts
                   Government Securities Equity Trust
                   National Municipal Trust




    (b)  Information   concerning  the  officers  and  directors  of  Prudential
Securities Incorporated is set forth below.



                          Positions and                            Positions and
                          Offices with                             Offices with
Name*                     Underwriter                              the Fund
-----                     -------------                            -------------
Robert C. Golden .......  Executive Vice President and Director      None
  One New York Plaza
  New York, NY 10292

Alan D. Hogan ..........  Executive Vice President,                  None
                            Chief Administrative
                            Officer and Director

George A. Murray .......  Executive Vice President and Director      None

Leland B. Paton ........  Executive Vice President and Director      None
  One New York Plaza
  New York, NY 10292

Vincent T. Pica, II ....  Executive Vice President and Director      None
  One New York Plaza
  New York, NY 10292


Hardwick Simmons .......  Chief Executive Officer,  None
                            President and Director


Lee B. Spencer .........  Executive Vice President, Secretary,        None
                            General Counsel and Director

--------
*The address of each person named is One  Seaport  Plaza,  New  York,  NY  10292 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 30. Location of Accounts and Records


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Wellington Management Company, 75 State Street, Boston Massachusetts 02109, the Registrant, Gateway Center Three, Newark, New Jersey 07102 and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at 75 State Street, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.


Item 31. Management Services

    Other than as set forth under the captions "How the Fund Is Managed-Manager", "How the Fund Is Managed-Subadviser" and "How the Fund Is Managed-Distributor" in the Prospectus and the corresponding sub-captions, captions

"The Manager", "The Subadviser" and "The Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32. Undertakings

    The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of November, 1996.


                                       GLOBAL UTILITY FUND, INC.
                                       /s/ Edward D. Beach
                                       ----------------------------------
                                       (Edward D. Beach, President)


    Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                 Title                             Date
        ---------                 -----                             ----

/s/ Eugene C. Dorsey           Director                        November 29, 1996
-----------------------------
    Eugene C. Dorsey

/s/ Douglas H. McCorkindale    Director                        November 29, 1996
-----------------------------
    Douglas H. McCorkindale

/s/ Thomas T. Mooney           Director                        November 29, 1996
-----------------------------
    Thomas T. Mooney

/s/ Richard A. Redeker         Director                        November 29, 1996
-----------------------------
    Richard A. Redeker

/s/ Grace Torres               Treasurer and Principal         November 29, 1996
-----------------------------    Financial and Accounting
    Grace Torres                 Officer

                                  EXHIBIT INDEX

 1. (a) Amended and Restated Articles of Incorporation of Registrant. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995
        (File  No.   33-37356).

    (b) Articles of Amendment of Registrant. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-37356).

    (c) Articles of  Amendment  of  Registrant.

 2. (a) By-Laws  of   the   Registrant.   Incorporated   by   reference  to  the
        Registration Statement on Form N-2, filed on November 22, 1988 (File No. 33-25553).

    (b) Amended  By-Laws  of  the  Registrant.   Incorporated  by  reference  to
        Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 30, 1991 (File No. 33-25553).

 3. Not Applicable.

 4. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed via EDGAR on November 30, 1993 (File No. 33-25553).

 5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A, filed on October 30, 1991 (File No. 33-25553).

    (b) Subadvisory Agreement among Registrant, Prudential Mutual Fund Management, Inc. and Wellington Management Company. Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, filed on November 30, 1992.

 6. Restated  Distribution  Agreement.*

 7. Not Applicable.

 8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement on Form N-2, filed on December 21, 1989 (File No. 33-25553).

 9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A, filed on October 30, 1991 (File No. 33-37356).

10. Opinion and Consent of Counsel.*

11. Consent of Independent Accountants.*

12. Not Applicable.

13. Subscription Agreement between the Registrant and Wellington Management Company. Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement on Form N-2, filed on December 21, 1989 (File No. 33-25553).

14. Not Applicable.

15. (a) Distribution   and   Service  Plan  pursuant   to  Rule  12b-1 under the
        Investment Company Act of 1940 for Class A Shares. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-37356).

    (b) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class B Shares. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-37356).

    (c) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class C Shares. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-37356).

16. (a) Schedule of Computation of Performance Quotations. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on January 9, 1991 (File No. 33-37356).

    (b) Schedule of Computation of 30-day yield. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, filed via EDGAR on November 30, 1993 (File No. 33-37356).



17. Financial Data Schedule.*

18. Rule 18f-3 Plan.*



---------
*Filed herewith.